+

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Entergy Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Energy for a better future

Notice of 2026 Annual Meeting of Shareholders and Proxy Statement

March 27, 2026
Fellow Shareholders:
You are cordially invited to attend Entergy Corporation’s 2026 Annual Meeting of Shareholders (Annual Meeting), which will be held in a virtual-only format on Friday, May 8, 2026 at 10:00 a.m. Central Time. Details regarding how to attend the meeting and the business to be conducted are in the accompanying Notice of Annual Meeting.
2025 was a year of great progress at Entergy. We want to thank our team of over 12,000 employees for their passion and commitment to driving our results each day, and we also extend our gratitude to our customers and shareholders for their support.
Our annual letter to stakeholders included in our 2025 Annual Report discusses Entergy’s 2025 performance, strategy and outlook for the future. Our 2025 key accomplishments are discussed beginning on page 47 of the accompanying Proxy Statement, and a summary of our financial performance in 2025 can also be found on page 3. At the Annual Meeting, we plan to share some of these performance highlights in addition to conducting the official business of the meeting.
Throughout 2025, the Board remained actively engaged with management to facilitate the execution of our strategy for long-term, sustainable growth and value creation. Our Board's strategic oversight role includes engaging in robust discussions with the management team about overall strategy, priorities, mitigating risk, and capturing growth opportunities while balancing sustainability, reliability, and affordability for our customers.
Board refreshment and strategic Board succession planning remain a key focus for our Board. In 2025, we were pleased to welcome two new directors to our Board. R. Lewis Ropp, a retired Senior Managing Director and Senior Equity Partner of Barrow Hanley Global Investors, joined our Board in August 2025, and in November 2025, our Board welcomed Retired Admiral James F. (Frank) Caldwell, Jr. following a distinguished career of over 42 years in the United States Navy, where he most recently served as Director of the Naval Nuclear Propulsion Program. Lewis and Frank bring valuable perspectives to the Board as we continue to oversee Entergy's evolving strategy and risks during a time of great change for our company and the industry.
In closing, we would like to emphasize that your vote is important to us. Whether or not you plan to participate in the Annual Meeting, we urge you to promptly vote and submit your proxy (1) via the Internet, (2) by phone or (3) if you received your proxy materials by mail, by signing, dating and returning the enclosed proxy card or voting instruction form in the envelope provided for your convenience. We look forward to welcoming you to the Annual Meeting and thank you for your support of Entergy.

Andrew S. Marsh Chair of the Board and Chief Executive Officer	Stuart L. Levenick Lead Director

Entergy 2026 Proxy Statement |	A

Entergy Corporation 639 Loyola Avenue New Orleans, LA 70113 www.entergy.com
Notice of Annual Meeting of Shareholders

Date and Time	Friday, May 8, 2026	10:00 a.m. Central Time Log-in will begin at 9:45 a.m.

Location	This year’s meeting will be conducted virtually via a live audio webcast at www.virtualshareholdermeeting.com/ETR2026

Record Date	You can vote if you were a shareholder of record on March 11, 2026.

Items of Business
To vote on the following proposals:
1Election of 12 Directors named in the attached Proxy Statement, each for a one-year term expiring in 2027.
2Ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2026.
3An advisory vote to approve Named Executive Officer Compensation.
4Such other business as may properly come before the meeting.

Asking Questions	Questions for the meeting may be submitted in advance at www.proxyvote.com Questions may be submitted live during the meeting at www.virtualshareholdermeeting.com/ETR2026

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 8, 2026: Our 2026 Proxy Statement and 2025 Annual Report to shareholders are available online at www.entergy.com/investors/annual-publications.
We will mail to certain shareholders a notice of internet availability of proxy materials, which will contain instructions on how to access these materials and vote online. We expect to mail this notice and to begin mailing our proxy materials on or about March 27, 2026.
By Order of the Board of Directors
Daniel T. Falstad
Senior Vice President, General Counsel and Secretary
March 27, 2026

B	| Entergy 2026 Proxy Statement

Entergy 2026 Proxy Statement |	C

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement for the 2026 Annual Meeting of Entergy Corporation (Entergy or the Company). This summary does not contain all the information you should consider. Please read the entire Proxy Statement carefully before voting your shares. Information provided on websites linked to this Proxy Statement and the accompanying notice, including the Entergy website, is not incorporated by reference into this Proxy Statement, the accompanying notice or any other filing with the Securities and Exchange Commission (SEC).
2026 Annual Meeting Information

Date and Time	10:00 a.m. Central Time, Friday, May 8, 2026
Location	This year’s meeting will be conducted virtually via a live audio webcast at www.virtualshareholdermeeting.com/ETR2026
Record Date	March 11, 2026
Questions	Questions for the meeting may be submitted in advance at www.proxyvote.com Questions may be submitted live during the meeting at www.virtualshareholdermeeting.com/ETR2026
Voting Matters and Board Recommendations
We are asking shareholders to vote on the following matters at our Annual Meeting:

	Item to be voted on:	Board’s Recommendation	Page
Proposal 1	Election of 12 Directors named in this Proxy Statement, each for a one-year term expiring in 2027	FOR EACH NOMINEE	10
Proposal 2	Ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2026	FOR	42
Proposal 3	Advisory Vote to Approve Named Executive Officer Compensation	FOR	45

Entergy 2026 Proxy Statement |	1

Proxy Summary
You may vote in the following ways:

1.	Use the Internet at www.proxyvote.com
2.	Call 1-800-690-6903 if in the United States and Canada
3.	Scan the QR Code on your proxy card, notice or voting instruction form
4.	Mail your signed and dated proxy card or voting instruction form
5.	During the meeting at www.virtualshareholdermeeting.com/ETR2026
For telephone and Internet voting, you will need the 16-digit control number included on your notice, on your proxy card or in the voting instruction form that accompanied your proxy materials. Internet and telephone voting are available through 11:59 p.m. Eastern Time on Wednesday, May 6, 2026 for shares held in Entergy’s tax-qualified 401(k) savings plans (Savings Plans) and through 11:59 p.m. Eastern Time on Thursday, May 7, 2026 for all other shares.
If you cannot attend the Annual Meeting, a replay of our Annual Meeting webcast will be available at our Investor Relations website at www.entergy.com/investors following the Annual Meeting and will remain there for at least one year.
Responses to appropriate questions from shareholders received before and during the Annual Meeting will be available at the same website.
For additional information about the Annual Meeting, including any adjournment or postponement of the meeting and voting, see “General Information About the Annual Meeting” beginning on page 100.
Our Business
Entergy produces, transmits and distributes electricity to power life for 3.1 million customers through our operating companies in Arkansas, Louisiana, Mississippi and Texas. We’re investing for growth and improved reliability and resilience of our energy system while working to keep energy rates affordable for our customers. We’re also investing in cleaner energy generation like modern natural gas, nuclear, and renewable energy. A nationally recognized leader in sustainability and corporate citizenship, we deliver more than $100 million in economic benefits each year to the communities we serve through philanthropy, volunteerism, and advocacy. Entergy is a Fortune 500 company headquartered in New Orleans, Louisiana, and has approximately 12,000 employees.
Business Highlights
Last year was a transformational year for Entergy. In 2025, we had strong financial performance while also making meaningful progress to grow our business and reduce operational risks. Our 2025 accomplishments focused on improving outcomes for our four key stakeholders – our customers, employees, communities, and owners – and included key regulatory resolutions, capturing customer growth, continuing progress on enhancing resilience, and furthering progress on renewables and new power generation resources to meet our customer’s needs, all while once again delivering adjusted earnings per share in the top half of our original guidance range.
In 2025, we reported earnings of approximately $1.8 billion, or $3.91 per share, based on generally accepted accounting principles (GAAP), or on an as-reported basis, as well as on an adjusted basis.

2	| Entergy 2026 Proxy Statement

Proxy Summary
This compared with earnings in 2024 of $1.1 billion, or $2.45 per share, on an as-reported basis and $1.6 billion, or $3.65 per share, on an adjusted basis.
We grew our quarterly dividend in the fourth quarter, the eleventh consecutive year that we have increased our dividend. And our key credit metrics were well above thresholds.
Entergy’s total shareholder return (TSR) for 2025 was 25.3%, which ranked 3rd out of the 21 companies in the Philadelphia Utility Index, meeting our 1st quartile relative performance objective. Our TSR for 2023-2025 was also very strong, with a result of 83.6%, which ranked 2nd out of the 21 companies in the Philadelphia Utility Index, placing us in the 1st quartile.
* ETR Adjusted EPS is a non-GAAP financial measure; see Appendix A for a reconciliation

Note: On December 12, 2024, Entergy effected a 2-for-1 forward split of its common stock and a proportionate increase in the number of authorized shares of its common stock (Stock Split). All share and per share information provided for years prior to 2025 have been adjusted to reflect the Stock Split.
Our company also continues to be recognized for its stewardship. Entergy was named to the JUST 100 ranking of America's top 100 Most JUST Companies by JUST Capital and CNBC. For the tenth straight year, Entergy was named an honoree of The Civic 50, Points of Light’s prestigious annual list that recognizes the top companies for employee volunteerism and community investment in the United States. For information on these and many other recognitions relating to the execution of our sustainability strategy, please visit www.entergynewsroom.com/awards.

Entergy 2026 Proxy Statement |	3

Proxy Summary
Shareholder Engagement Highlights
Our shareholder engagement program is an essential component of our corporate governance practices. During our offseason shareholder engagement program in 2025, we contacted shareholders owning approximately 67% of our outstanding shares of common stock, resulting in substantive engagements with the holders of approximately 31% of our outstanding shares. Areas of particular focus included:
•impacts of growth on affordability and bill growth;
•our execution strategy to meet new growth demands;
•the role of new technology in meeting the needs of our customers;
•our resilience and storm hardening strategy, timeline and investments;
•our sustainability strategy, performance and reporting, including the impact of recent major new customer additions and the associated new generation investment on the achievement of our climate goals;
•Board oversight of our strategy;
•Board refreshment and composition; and
•the measures comprising our annual and long-term incentive compensation programs, including particularly the Environmental Stewardship and Talent, Culture and Commerce performance measures.
The perspectives provided by our shareholders are reviewed by our Board and have informed our strategy and helped guide our actions and our disclosures. Recent examples include changes to the performance measures used in our annual and long-term incentive programs, such as shifting the environmental stewardship performance measure from the annual incentive program to the long-term incentive performance unit program. For more information, see “Shareholder Engagement” beginning on page 36 and “2025 Say-On-Pay Vote Results” on page 51.
Board Composition, Committees, Skills and Qualifications
The Board reviews its composition regularly to ensure it has the right mix of directors with a variety of relevant backgrounds and business and professional experiences, as well as professional integrity, sound judgment and collegiality. The Board seeks to identify candidates with knowledge or experience that will expand or complement its existing expertise to ensure that the skillsets and backgrounds represented on the Board are well aligned with the Company’s current and future strategic challenges and opportunities. You are being asked to vote on the election of the 12 director nominees below, each of whom is currently serving on the Board. Ages set forth below are as of March 27, 2026.

Name, Age, Independence, Primary Occupation	Director Since	Committees
Gina F. Adams, 67, Independent Executive Vice President, General Counsel and Secretary, FedEx Corporation	2023	CG, TC
John H. Black, 67, Independent Retired Audit Partner, Deloitte & Touche LLP	2023	A*, N
John R. Burbank, 62, Independent Independent Strategic Advisor and Entrepreneur	2018	F, TC
James F. Caldwell, Jr., 67, Independent Retired Director, Naval Nuclear Propulsion Program, U.S. Navy	2025	N, TC
Kirkland H. Donald, 72, Independent Chairman, Huntington Ingalls Industries, Inc.	2013	F, N*

4	| Entergy 2026 Proxy Statement

Proxy Summary

Name, Age, Independence, Primary Occupation	Director Since	Committees
Brian W. Ellis, 60, Independent Former Senior Vice President and General Counsel, Danaher Corporation	2020	CG, TC
Philip L. Frederickson, 69, Independent Former Executive Vice President, ConocoPhillips	2015	A, E, F*
M. Elise Hyland, 66, Independent Former Senior Vice President, EQT Corporation and Former Senior Vice President and Chief Operating Officer, EQT Midstream Services, LLC	2019	F, N
Stuart L. Levenick, 73, Independent Lead Director, Entergy Former Group President and Executive Office Member, Caterpillar Inc.	2005	CG*, E, N
Andrew S. Marsh, 54 Chair and Chief Executive Officer, Entergy	2022	E*
Karen A. Puckett, 65, Independent Former President and Chief Executive Officer, Harte Hanks, Inc.	2015	A, TC*
R. Lewis Ropp, 66, Independent Retired Senior Managing Director and Senior Equity Partner, Barrow Hanley Global Investors	2025	A, CG

A – Audit	CG – Corporate Governance	E – Executive	* Chair
F – Finance	N – Nuclear and Operations Oversight	TC – Talent and Compensation

Board Highlights
Commitment to Board Refreshment	Average Tenure 7.4 years	5 Directors 0-5 years	3 Directors 6-10 years	4 Directors 11+ years	6 New Directors Since 2020
Balanced Mix of Ages	Average Age 66	2 Directors 50-60	2 Directors 61-65	6 Directors 66-70	2 Directors 71-75
Independence	11 of 12 Directors
Board Skills, Qualifications and Experience	Technology & Transformation		Government / Legal / Public Policy
	Executive Leadership		Human Capital Management
	Operational Excellence		Regulated Utility / Nuclear
	Risk Management		Finance & Accounting
	Other Public Boards		Sustainability
Board Demographics	33% Gender or Ethnic Diversity	3 Female Directors	2 Ethnically or Racially Diverse
Additional information about each director nominee’s background and experience can be found beginning on page 11.

Entergy 2026 Proxy Statement |	5

Proxy Summary
Corporate Governance Highlights

Board Structure and Independence
•Regular refreshment, with average tenure of 7.4 years for our director nominees
•Strong Lead Director with clearly defined duties and responsibilities
•Highly skilled Board from a variety of backgrounds that provides a range of viewpoints, with skills and relevant experiences aligned with business strategy
•All directors are independent except the Chair; key committees are fully independent
•Executive sessions led by the Lead Director at each regular Board meeting without management present
•Executive sessions at committee meetings led by independent committee chairs without management present

Board Oversight
•Oversight of the Company’s annual business plan and corporate strategy, succession planning and risk management
•Proactive and strategic ongoing Board and management succession planning
•Annual multi-day Board retreat focused on long-term Company strategy
•Key management and rising talent reviewed at an annual talent review
•Regular briefings on key enterprise risks
•Corporate Governance Committee oversees sustainability strategy
•Talent and Compensation Committee oversees the Company’s human capital management, executive compensation, talent and culture strategies, and succession planning
•Audit Committee oversees cybersecurity risk management practices and performance
•Robust annual risk assessment of executive compensation programs, policies, and practices
•Director access to experts and advisors, both internal and external

Strong Corporate Governance Practices
•Prohibit short selling, hedging, pledging and margin transactions involving Entergy securities
•Sound policy on public company board service
•Responsive, active and ongoing shareholder engagement
•Robust Code of Conduct for members of the Board
•Clawback policy for senior executive officers, which goes beyond the minimum Dodd-Frank requirements, and a discretionary clawback policy regarding detrimental conduct that applies to all officers
•Robust share ownership requirements for directors and executive officers
•Mandatory director retirement at age 74, unless Corporate Governance Committee recommends and Board approves exception
•Strong commitment to value creation through sustainability strategies and performance
•Director time commitment policy
•Disclosure of corporate political contributions and oversight of lobbying and political activity
•Annual Board and committee self-evaluations and individual director assessments, which were facilitated by an independent third party in 2024
•Director orientation and support for continuing education

Shareholder Rights
•Proxy access right
•Majority voting for directors with resignation policy for directors in uncontested elections
•Annual election of directors
•No supermajority voting requirements
•No poison pill; Board policy requires shareholder approval for adoption

6	| Entergy 2026 Proxy Statement

Proxy Summary
How Our Compensation Programs Support Our Business Strategy
Entergy’s executive compensation programs are based on a philosophy of pay for performance aimed at achieving the Company’s strategy and business objectives. We believe our executive pay programs advance the interests of all of our stakeholders, as they are thoughtfully designed to:
•Motivate and reward the achievement of results that are deemed by the Talent and Compensation Committee to be consistent with the overall goals and strategic direction that the Board has approved for the Company.
•Attract and retain a highly experienced, engaged, qualified, and successful management team from a variety of backgrounds and experiences.
•Create sustainable value for the benefit of all of our stakeholders, including our customers, employees, communities, and owners.
•Align the interests of our executive officers with our long-term business strategy by tying equity-based awards to performance metrics that we believe focus our executives on driving continuous improvement in operational and financial results to the benefit of all stakeholders, including our customers, employees, communities and owners.
The design of our annual and long-term incentive plans is based on this pay for performance philosophy. We target total direct compensation for our executive officers at market median and place a substantial portion of that compensation “at risk,” subject to achieving both annual incentive and long-term performance goals. Consistent with our compensation principles and pay for performance philosophy described above, approximately 89% of our Chief Executive Officer's (CEO) 2025 target pay and approximately 74% of the other Named Executive Officers' (NEOs) 2025 target pay was at risk performance-based pay. Stock-based long-term incentives make up the largest portion of at risk performance-based pay.

Entergy 2026 Proxy Statement |	7

Proxy Summary
2025 Incentive Compensation Outcomes
2025 Annual Incentive Program Results
The measures that the Talent and Compensation Committee decided to use for 2025 to determine the Entergy Achievement Multiplier (EAM) – the payout factor that establishes the funding available for the annual incentive program – were: Entergy Adjusted Earnings per Share (ETR Adjusted EPS), adjusted funds from operations to debt ratio (Adjusted FFO/Debt Ratio), Safety, Customer Net Promoter Score (NPS), and Talent, Culture and Commerce, with ETR Adjusted EPS being weighted at 60% and the remaining measures each being weighted at 10%.
The 2025 annual incentive program target goals and results for each of the performance measures were:

2025 Annual Incentive Performance Measures	2025 Percentage of EAM	Target Goal[1]	2025 Results[4]	Level of Achievement
ETR Adjusted EPS ($)[2]	60%	3.85	3.91	156%
Adjusted FFO/Debt Ratio[3]	10%	14.6%	15.2%	200%
Safety	10%	SIF: 2 TRIR: 0.38 P1 Poles: <10 Veg. Miles: 1,008	SIF:12 TRIR: 0.46 P1 Poles: 3 Veg. Miles: 1,630	50%
Customer NPS	10%	Residential: 25 (top of 2nd quartile) Business: 19 (1st quartile) Large C&I: 50	Residential: 20 (1st quartile) Business: 14 (1st quartile) Large C&I: 55	200%
Talent, Culture and Commerce	10%	Qualitative		104%
EAM	100%			149%
1See “What We Pay and Why – 2025 Compensation Decisions – 2025 Annual Incentive Program Performance Assessment” in the Compensation Discussion and Analysis section of this Proxy Statement (CD&A) for the minimum and maximum achievement levels as well as definitions of abbreviated terms in the table above.
2ETR Adjusted EPS, a non-GAAP financial measure, is the earnings measure by which we provide external guidance and excludes the effects of the Pre-Determined Exclusions (as defined in the CD&A). See Appendix A for a reconciliation of ETR Adjusted EPS to the nearest GAAP measure.
3Adjusted FFO/Debt Ratio, a non-GAAP measure, is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital, 50% of interest on hybrid debt instruments, securitization regulatory charges, and the Pre-Determined Exclusions to (ii) total consolidated debt, excluding current and pending securitization debt and 50% of principal of hybrid debt instruments, in each case calculated to reflect rating agency treatment of interest and principal on the Company’s junior subordinated debentures.
4See "What We Pay and Why - 2025 Compensation Decisions - Annual Incentive Program Performance Measures and Methodology" for detailed information on each of the annual incentive program performance measures, including how the results for each measure were calculated.
After consideration of individual performance, the Talent and Compensation Committee awarded the NEOs payouts averaging 150% of target, with a payout of 149% of target awarded to the CEO.

8	| Entergy 2026 Proxy Statement

Proxy Summary
2023–2025 Long-Term Performance Unit Program Results
Performance measures and minimum, target and maximum goals for the long-term incentive performance unit program (PUP) for the 2023–2025 PUP performance period (2023–2025 PUP) were established in December 2022 and January 2023, respectively. The Talent and Compensation Committee chose relative total shareholder return (Relative TSR) and Adjusted FFO/Debt Ratio as the two performance measures for the 2023–2025 PUP, with Relative TSR weighted at 80% and Adjusted FFO/Debt Ratio weighted at 20%.
In January 2026, the Talent and Compensation Committee certified the results for the 2023–2025 PUP. The targets and results for the 2023–2025 PUP determined by the Talent and Compensation Committee were:

2023–2025 PUP Measures	Weighting	2023–2025 PUP Target Goal	2023–2025 PUP Result	Payout Factor
Relative TSR[1]	80%	Median	1st quartile	200%
Adjusted FFO/Debt Ratio[2]	20%	2023: 14.5% 2024: 15.0% 2025: 15.0%	2023: 14.3% 2024: 15.0% 2025: 17.2%	132%
Payout (as a percentage of target)		100%		186%
1The Company ranked 2nd of the companies comprising the Philadelphia Utility Index, the industry peer group used by the Talent and Compensation Committee for determining Relative TSR performance levels, for the performance period.
2Adjusted FFO/Debt Ratio, a non-GAAP measure, is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital, excluding deferred fuel and the effects of securitization revenue and expense, and the Pre-Determined Exclusions (as defined within the CD&A) to (ii) total consolidated debt, excluding current and pending securitization debt, in each case calculated to reflect rating agency treatment of interest and principal on the Company’s junior subordinated debentures. In accordance with the approved 2023–2025 PUP framework, the payout factor calculated for this measure includes an upward adjustment of 10% due to the Company's improved credit outlook in 2024.
Our annual and long-term incentive compensation programs, including individual NEO payouts under the 2025 annual incentive program and 2023–2025 PUP, are discussed in detail within the CD&A beginning on page 46.

Entergy 2026 Proxy Statement |	9

Board of Directors
Proposal 1 – Election of Directors
At the Annual Meeting, 12 director nominees are to be elected to hold office until the 2027 annual meeting and until their successors have been elected and qualified or until the director's earlier resignation or removal. Each nominee was previously elected at our 2025 annual meeting other than R. Lewis Ropp and James F. Caldwell, Jr., who joined the Board on August 15, 2025, and November 1, 2025, respectively.

☑	The Board of Directors unanimously recommends that the shareholders vote FOR the election of each nominee.

10	| Entergy 2026 Proxy Statement

Board of Directors
Our 2026 Director Nominees
Biographical information about each Director nominee, including highlights of his or her professional experience, committee memberships, qualifications and other directorships is set forth on the following pages.

Andrew S. Marsh
Age 54 New Orleans, LA Director since 2022
Board Committee: Executive (Chair)
Professional Highlights
•Chair of the Board, Entergy (since February 2023)
•CEO, Entergy (since November 2022)
•Executive Vice President and Chief Financial Officer, Entergy (2013-2022)
•Director, Nuclear Electric Insurance Limited (NEIL) (private company) (since 2020)

Key Qualifications and Experience: As our Chair and CEO and former Executive Vice President and Chief Financial Officer, Mr. Marsh brings to the Board his leadership skills, his deep knowledge of the Company, and his extensive senior executive experience in the utility industry.

Gina F. Adams
Age 67 Washington, D.C. Director since 2023
Board Committees: Corporate Governance, Talent and Compensation
Professional Highlights
•Executive Vice President, General Counsel and Secretary, FedEx Corporation (FedEx) (a transportation, e-commerce and business services company) (since September 2024)
•Corporate Vice President, Government and Regulatory Affairs, FedEx (2001-2024)
•Staff Vice President, International Regulatory Affairs, FedEx (1999-2001)
•Staff Director, International Regulatory Affairs, FedEx (1998-1999)
•Managing Attorney, International Regulatory Affairs, FedEx (1992-1998)
•Attorney, Office of General Counsel, U.S. Department of Transportation (1983-1992)
•Director, American Funds (a division of a privately owned wealth management firm) (since 2019)
•Chair, American University (2023-2025; Trustee, 2007-2025)
•Director, U.S. Chamber of Commerce (since 2026)

Key Qualifications and Experience: Ms. Adams brings to the Board her extensive experience in international federal, state and local government relations, lobbying, and stakeholder engagement, including with regard to legislative, policy, regulatory, operational, sustainability and economic issues, acquired over the course of her career, including her service as Executive Vice President, General Counsel and Secretary at FedEx. Ms. Adams also brings valuable experience in human capital management acquired through significant roles in senior management for a large enterprise and in risk management and business transformations through her legal and business experience and outside board service.

Entergy 2026 Proxy Statement |	11

Board of Directors

John H. Black
Age 67 Atlanta, GA Director since 2023	Board Committees: Audit (Chair), Nuclear and Operations Oversight Professional Highlights •Audit Partner, Deloitte & Touche LLP (2002-2021) •Audit Partner, Arthur Andersen & Co. (1992-2002)
Key Qualifications and Experience: As a retired audit partner of a “Big Four” accounting firm, Mr. Black brings to the Board deep experience in accounting and auditing matters and extensive utility industry auditing experience, including serving as the Company’s lead audit partner from 2011 to 2015 and in a similar role with other large and complex utility industry clients. Mr. Black’s lead audit partner experience also includes advising clients with fully competitive, customer-driven businesses, which have been impacted by transformational and technological changes, as well as advising on sustainability programs and reporting practices and internal controls relating to sustainability data.

John R. Burbank
Age 62 Groton, CT Director since 2018
Board Committees: Finance, Talent and Compensation
Professional Highlights
•Independent Strategic Advisor and Entrepreneur
•President, Corporate Development and Strategy, Nielsen Holdings plc (a global information, data and measurement company) (2017-2019)
•President, Strategic Initiatives, Nielsen Holdings plc (2011-2017)
•Former Trustee, March of Dimes
•Former Director, Vizio Holding Corp. (former public company, acquired by Walmart, Inc.) (2020-2024)

Key Qualifications and Experience: Mr. Burbank brings to the Board his extensive management experience in consumer-facing businesses that have been disrupted by technological change. Accordingly, he brings valuable insights and perspective on the potential impact of technological change on our industry and our Company. Mr. Burbank also brings the benefit of his extensive senior management and risk management experience leading strategic investments, corporate development and strategy at Nielsen Holdings plc. In addition, through his experience as a member of the board of directors of Vizio Holding Corp., Mr. Burbank brings to our Board a valuable understanding of public company governance.

12	| Entergy 2026 Proxy Statement

Board of Directors

Admiral James F. Caldwell, Jr., USN (Ret.)
Age 67 Annapolis, MD Director since 2025
Board Committees: Nuclear and Operations Oversight, Talent and Compensation
Professional Highlights
•Independent Consultant (since 2025)
•Admiral U.S. Navy (Retired)
•Director, Naval Nuclear Propulsion (2015-2024)
•Director, Severn Leadership Group (since 2025)
•Strategic Advisory Panel Member, Uranium Energy Corporation (since 2026)

Key Qualifications and Experience: Mr. Caldwell brings to the Board deep nuclear expertise and valuable leadership and risk-management experience gained through his distinguished career of over 42 years in the United States Navy and through his business and senior management experience serving as an independent consultant to various large companies and firms on nuclear matters since retiring from the Navy.

Admiral Kirkland H. Donald, USN (Ret.)
Age 72 Mount Pleasant, SC Director since 2013
Board Committees: Finance, Nuclear and Operations Oversight (Chair)
Professional Highlights
•President and Chief Executive Officer, Systems Planning and Analysis, Inc. (a global advisory and technical services firm supporting complex national security programs) (2014-2015)
•Executive Vice President, Chief Operating Officer and Director, Systems Planning and Analysis, Inc. (2013-2014)
•Admiral U.S. Navy (Retired)
•Director, Naval Nuclear Propulsion (2004-2012)
•National Association of Corporate Directors CERT Certificate in Cybersecurity Oversight
Other Current Public Company Boards
•Chairman of the Board, Huntington Ingalls Industries, Inc. (since 2020; director since 2017)
•Director, Centrus Energy Corporation (since 2021)

Key Qualifications and Experience: Mr. Donald brings to the Board deep nuclear expertise and valuable leadership and risk-management experience gained through his distinguished military career in the United States Navy’s nuclear program and through his business and senior management experience since retiring from the Navy. He also brings expertise in technology, cybersecurity and corporate governance acquired through his public company board service noted above and private company board service for a private nonprofit applied science and technology development company and for a leading provider of secure supply chain management and cyber solutions.

Entergy 2026 Proxy Statement |	13

Board of Directors

Brian W. Ellis
Age 60 Bethesda, MD Director since 2020
Board Committees: Corporate Governance, Talent and Compensation
Professional Highlights
•Senior Vice President (2016-2026) and General Counsel (2016-2025), Danaher Corporation (a global science and technology innovation company)
•Vice President and Group Counsel, Medtronic, Inc. (a medical device company) (2012-2015)

Key Qualifications and Experience: Mr. Ellis brings to the Board his extensive experience setting and executing business and legal strategies for innovation-oriented companies as well as deep knowledge gained from his experience overseeing legal and compliance matters, corporate governance, regulatory affairs, sustainability, intellectual property, environmental, safety and health matters, and risk management for a large, complex organization.

Philip L. Frederickson
Age 69 Arden, NC Director since 2015
Board Committees: Audit, Executive, Finance (Chair)
Professional Highlights
•Executive Vice President, Planning, Strategy and Corporate Affairs, ConocoPhillips (a hydrocarbon exploration and production company) (2006-2008)
•Executive Vice President, Commercial, ConocoPhillips (2002-2006)
•Former Director, Sunoco Logistics Partners L.P. (former public company, acquired by Energy Transfer LP)
•Former Director, Rosetta Resources Inc. (former public company, acquired by Noble Energy, Inc.)
•Former Director, Williams Partners LP (former public company acquired by The Williams Companies, Inc.)

Key Qualifications and Experience: Mr. Frederickson brings to the Board his extensive senior management, talent development, operating and leadership experience gained through his business career at ConocoPhillips and its predecessor, Conoco Inc., where he held a variety of senior management positions in operations, strategy and business development. Additionally, Mr. Frederickson has significant experience evaluating financial statements acquired through his service on public company audit committees and during his career at ConocoPhillips, where his roles involved extensive evaluation and analysis of financial statements. In addition to his diverse senior-level management and financial analysis experience, Mr. Frederickson brings his experience leading strategic change both at ConocoPhillips and on the other public company boards on which he has served. His strong ties to the State of Texas also enable him to provide insight into the issues and concerns of our Texas service area.

14	| Entergy 2026 Proxy Statement

Board of Directors

M. Elise Hyland
Age 66 Pittsburgh, PA Director since 2019
Board Committees: Finance, Nuclear and Operations Oversight
Professional Highlights
•Senior Vice President, EQT Corporation (a petroleum and natural gas exploration and pipeline company) and Senior Vice President and Chief Operating Officer, EQT Midstream Services, LLC (midstream services provider) (2017-2018)
•Executive Vice President of Midstream Operations and Engineering, EQT Midstream Services, LLC (2013-2017)
•President of Commercial Operations, EQT Midstream Services, LLC (2010-2013)
•President, Equitable Gas Company, a previously owned entity of EQT (2007-2010)
•Former Director, EQT Midstream Partners (former public company, acquired by EQT Corporation)
•Former Director, Washington Gas Light Company (former public company, acquired by AltaGas Ltd.)
•Former Director, Marathon Oil Corporation (former public company)

Key Qualifications and Experience: Ms. Hyland brings to the Board her extensive senior executive and operations experience in a capital-intensive industry, gained through her career at EQT Corporation and EQT Midstream Services, LLC. This experience, combined with her background in finance and strategic planning, enables her to contribute valuable insights as we grow our utility business and execute on our capital plan.

Stuart L. Levenick
Age 73 Naples, FL Director since 2005
Lead Director
Board Committees: Corporate Governance (Chair), Executive, Nuclear and Operations Oversight
Professional Highlights
•Lead Director, Entergy (since May 2016)
•Former Group President and Executive Office Member, Caterpillar Inc. (a manufacturer of construction and mining equipment) (2004-2015)
•Former Executive Director, U.S. Chamber of Commerce, Washington, D.C.
•Former Executive Director and Past Chairman, Association of Equipment Manufacturers, Washington, D.C.
•Former Director, W. W. Grainger, Inc. (public company) (2005-2025; Lead Director from 2014-2025)
•Former Director, Finning International, Inc. (public company) (2016-2025)

Key Qualifications and Experience: Mr. Levenick brings to the Board his extensive senior executive experience at a major manufacturing company, as well as his experience as a public company director, including as Lead Independent Director of another public company. This experience enables him to contribute valuable operational, financial and corporate governance expertise and offer an informed perspective on leadership development and on management and business issues arising out of evolving customer needs and desires and rapid technological change.

Entergy 2026 Proxy Statement |	15

Board of Directors

Karen A. Puckett
Age 65 Houston, TX Director since 2015
Board Committees: Audit, Talent and Compensation (Chair)
Professional Highlights
•President and Chief Executive Officer, Harte Hanks, Inc. (marketing services company) (2015-2018)
•President-Global Markets, CenturyLink, Inc. (telecommunication company) (2014-2015)
•Executive Vice President and Chief Operating Officer, CenturyLink, Inc. (2009-2014)
•President and Chief Operating Officer, CenturyTel, Inc. (2000-2009)
•Former Director, Harte Hanks, Inc. (public company)
•Director, Cypress Creek Renewables, LLC (private company)
•Director, Ensono Ltd. (private company)
•Director, Osmose Utilities Service, Inc. (private company)

Key Qualifications and Experience: Ms. Puckett brings to the Board extensive management, operations and business experience acquired through her executive leadership positions in a rapidly changing and highly regulated industry and deep experience with technology-driven innovation. Her ties to the State of Louisiana, as a resident and former senior executive of a large Louisiana-based company, provide insight into the issues and concerns of our Louisiana service area. She also brings experience in governmental and regulatory affairs, human capital management and corporate governance acquired through her career and her prior and current outside board service.

R. Lewis Ropp
Age 66 Dallas, TX Director since 2025
Board Committees: Audit, Corporate Governance
Professional Highlights
•Retired Senior Managing Director and Senior Equity Partner of Barrow Hanley Global Investors (diversified investment management firm) (2001-2024)
•Executive Committee, Barrow Hanley (2017-2024)
•Managing Director, Frost Securities, Inc. (1999-2001)
•Research Analyst, Howard Weil, Labouisse, Frederichs, Inc. (1998-1999)
•Process Team Leader, Shell Oil Company (1990-1997)
•Former First Lieutenant, Louisiana Army National Guard
Other Current Public Company Boards
•Director, Magnolia Oil & Gas Corporation (oil and gas exploration and production company) (since January 2025)

Key Qualifications and Experience: Mr. Ropp brings to the Board extensive experience in both the finance industry and energy operations as well as a deep understanding of capital markets, investor relations, regulatory compliance and the risks and opportunities facing our industry. In addition, he contributes significant experience on safety and environmental compliance, acquired through his career in the energy industry, where he helped design processes and lead health, safety and environmental teams for both upstream and downstream organizations. Mr. Ropp also has a degree in environmental engineering and served on the United Nations Principals for Responsible Investing Oil & Gas Advisory Committee, where he led engagement conversations with industry executives on the transition risks for oil & gas companies to a low-carbon environment. He also brings significant senior executive management experience and corporate governance experience acquired through his career at Barrow Hanley and current outside board service.

16	| Entergy 2026 Proxy Statement

Board of Directors
Director Qualifications
Our Board is a highly engaged group of individuals from a variety of relevant backgrounds and experiences who provide strong, effective leadership and oversight of the Company. Collectively, our directors have the qualifications, skills and experience needed to inform and oversee the Company’s long-term priorities. Our director nominees’ individual skills and experiences are included on the following pages. In addition, all director nominees demonstrate the following qualities:

•High integrity and business ethics
•Strength of character and judgment
•Ability to devote significant time to Board duties
•Desire and ability to continually build expertise in emerging areas of strategic focus for the Company
•Demonstrated focus on talent and culture matters
•Ability to represent the interests of all stakeholders

•Knowledge of corporate governance matters
•Understanding of the advisory and proactive oversight responsibility of the Board
•Appreciation of their role as a public company director and the fiduciary duties owed to shareholders
•Strong intellectual and analytical skills
•Business and professional achievements

Linking Business Strategy with Director Skills
The table set forth on the following pages describes the skills represented on our Board, explains how each such skill relates to our business, and identifies these skills and other demographic characteristics attributed to the members of our Board nominated for election at the Annual Meeting.

Skills and Attributes
Technology & Transformation: Our industry is undergoing transformational change as a result of advances in technology and changing customer expectations about the products and services they want and need to power their lives. This shift creates opportunities for companies whose leadership is able to understand those changes and what they mean for their customers and other stakeholders. Directors with experience managing or advising customer-facing businesses and operations that have been impacted by transformational change can provide the Board with critical insights and perspective on these issues and challenges.
	●	●	●	●	●	●	●	●	●	●	●	●
Executive Leadership Experience: Directors who hold or have held significant executive or leadership positions within large organizations provide the Company with unique insights. These individuals generally possess extraordinary leadership qualities as well as the ability to identify and develop those qualities in others. Their experiences developing talent and solving problems in large, complex organizations prepare them well for the responsibilities of Board service.
	●		●	●	●	●	●	●	●	●	●	●
Finance & Accounting: An understanding of finance and financial reporting processes is important for our directors to enable and assess our strategic performance and to ensure accurate financial reporting and robust controls. We seek directors with knowledge and experience in corporate finance, accounting, and financial reporting as well as directors with “accounting or related financial management expertise” as defined in the New York Stock Exchange (NYSE) listing standards.
		«	●			●	«	●	●	●	●	«
« Audit Committee Financial Expert

Entergy 2026 Proxy Statement |	17

Board of Directors

Skills and Attributes
Government / Legal / Public Policy: Our businesses are heavily regulated and are directly affected by governmental actions. As such, we seek to have directors with experience in government, law, and public policy to provide insight and understanding of effective strategies in these areas.
	●	●		●	●	●			●		●
Operational Excellence: As a capital-intensive company, we seek to have directors with deep experience in a significant operations role with other large, capital-intensive businesses to help us develop, implement, and assess our capital plan and our business strategy and continuously improve the way we do business.
				●			●	●	●		●	●
Regulated Utility / Nuclear: Due to the highly regulated nature of our business, we believe it is important to have directors with experience working in highly regulated industries such as the utility industry or nuclear power operations.
		●		●	●			●		●	●
Risk Management: Managing risk in a rapidly changing environment is critical to our success. Thus, we seek directors with experience managing or overseeing the management of business, financial and other risks of a significance or complexity similar to those faced by Entergy.
	●	●	●	●	●	●	●	●	●	●	●	●
Human Capital Management: Building and maintaining a talented, engaged and highly skilled workforce with a wide variety of backgrounds, experiences and perspectives is an important part of our business strategy. Thus, we seek directors who understand key drivers of our culture, employee health and safety, organizational health, and talent management and have the knowledge and skills necessary to oversee our workforce development and talent and culture programs and strategies.
	●			●	●	●	●	●	●	●	●	●
Sustainability: Directors with experience overseeing or advising on environmental, including climate, and social, including corporate social responsibility and community relations strategies and practices will help to ensure that we understand and manage the related risks and opportunities effectively as we seek to create long-term sustainable value for all of our key stakeholders.
	●	●		●		●	●	●		●	●	●
Other Public Boards: Directors who have served on other public company boards are able to draw on lessons learned on their other boards, as they seek to develop and oversee our business strategies and best practices for the Company.
			●		●		●	●	●		●	●
Demographic Information
Board Tenure (years)	3	3	8	<1	13	6	11	7	21	4	11	<1
Age (years)	67	67	62	67	72	60	69	66	73	54	65	66
Gender (Male/Female)	F	M	M	M	M	M	M	F	M	M	F	M
Black/African American	●					●
White		●	●	●	●		●	●	●	●	●	●

18	| Entergy 2026 Proxy Statement

Board of Directors
Identifying Director Candidates
The Corporate Governance Committee’s policy regarding consideration of potential director nominees acknowledges that choosing a Board member involves a number of objective and subjective assessments, many of which are difficult to quantify or categorize. However, the committee:
•Seeks to nominate candidates with superior credentials, sound business judgment and the highest ethical character;
•Considers the candidate’s relevant experience with businesses or other organizations of comparable size to the Company and seeks to identify candidates whose experience and contributions will add to the collective experience of the Board; and
•Believes the Board should reflect a variety of relevant backgrounds and experiences and candidates are assessed to determine the extent to which they would enhance the Board's perspectives, backgrounds and experiences.
Director Nomination Process
The Corporate Governance Committee identifies and adds new directors using the following process:

1 Collect Candidate Pool Independent Search Firm Shareholder recommendations Director recommendations Management recommendations

2 Holistic Candidate Review
The experience and qualifications of potential candidates are comprehensively reviewed and are the subject of rigorous discussion during Corporate Governance Committee and Board meetings. The candidates that emerge from this process are interviewed by members of the Corporate Governance Committee and other Board members, including the Chair and Lead Director. During these meetings, directors assess candidates based on, among other things:
Skills and Experience     Qualifications    and Background
Independence and Potential Conflicts

3 Recommendation to the Board The Corporate Governance Committee presents qualified candidates to the Board for review and approval.

4 New Directors Added
Through this process and as part of the Board’s ongoing, strategic approach to board refreshment, six new Directors have joined the Board since 2020. Collectively, these six directors have been outstanding additions to the Board and have brought the following:
Relevant Industry and Business Experience Legal and Governance Expertise
Government / Public Policy Experience Stakeholder Engagement Experience
Finance and Accounting Experience Sustainability Experience
Nuclear Operations Experience
Variety of Backgrounds, Skills and Experiences

Entergy 2026 Proxy Statement |	19

Board of Directors

New Directors Added in 2025
Through the process described above, two new directors—R. Lewis Ropp and Retired Admiral James F. Caldwell, Jr.—were invited to join the Board in 2025. Each of Mr. Ropp and Mr. Caldwell was selected following a thorough evaluation of the candidate’s background, experience and qualifications in light of the Company’s business strategy and the backgrounds, experiences and qualifications of the other directors, with the goal of strengthening the Board’s overall capability to address the strategic challenges and opportunities facing the Company now and in the future.
Mr. Ropp, who joined the Board in August 2025, brings the benefit of his extensive experience in the finance industry and energy operations, through which he has gained a deep understanding of the risks and opportunities facing the Company and its industry. He was known to the Company’s management based on his role as senior managing director and senior equity partner of a longtime major institutional investor in the Company and was recommended for membership on the Board by the Board Chair.
Mr. Caldwell, who joined the Board in November 2025, brings a strong understanding of nuclear operations and results-oriented leadership gained through his distinguished career with the United States Navy, where he most recently served as director of the Naval Nuclear Propulsion Program. In considering the addition of Mr. Caldwell to the Board, the Board took into consideration the fact that the Chair of the Nuclear and Operations Oversight Committee, who also has extensive nuclear operations knowledge and expertise, would reach the Board’s mandatory retirement age in 2027. Mr. Caldwell was recommended for membership on the Board by the Chair of the Nuclear Operations Oversight Committee.
Director Nominee Recommendations
Shareholders wishing to recommend a candidate to the Corporate Governance Committee should do so by submitting the recommendation in writing to our Secretary at 639 Loyola Avenue, P.O. Box 61000, New Orleans, LA 70161 or by email to etrbod@entergy.com, and it will be forwarded to the Corporate Governance Committee members for their consideration. Any recommendation should include:
•the number of shares of Company stock held by the shareholder;
•the name and address of the candidate;
•a brief biographical description of the candidate, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements discussed above; and
•the candidate’s signed consent to be named in the proxy statement and a representation of such candidate's intent to serve as a director for the entire term if elected.
Once the Corporate Governance Committee receives the recommendation, it may request additional information from the candidate about the candidate’s independence, qualifications and other information that would assist the Corporate Governance Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement, if nominated. The Corporate Governance Committee will apply the same standards in considering director candidates recommended by shareholders as it applies to other candidates. Shareholders may also directly nominate candidates for election as directors, as further explained below under the heading “Submitting Shareholder Proposals and Director Nominations for Our 2027 Annual Meeting.”

20	| Entergy 2026 Proxy Statement

Corporate Governance
Key Corporate Governance Features
Corporate Governance Guidelines
Our Corporate Governance Guidelines, together with our Restated Certificate of Incorporation, Bylaws, committee charters and other policies and practices, provide the framework for the effective governance of Entergy. The Corporate Governance Guidelines address the Board’s responsibilities and role, Board structure, director selection and evaluation, Board operations, Board committees and additional matters such as succession planning. The Corporate Governance Committee annually reviews our Corporate Governance Guidelines and our overall governance practices to ensure that our corporate governance practices continue to meet the high standards expected by our shareholders.
Effective Board Structure and Composition

Strong Independent Board Leadership	All directors, other than our CEO, are independent. All standing committees of the Board, other than the Executive Committee, are comprised solely of independent directors.
Independent Lead Director	The independent directors appoint an independent Lead Director who serves for a three-year term with robust, clearly defined duties and responsibilities.
Annual Review of Board Leadership Structure	The Corporate Governance Committee conducts an annual review of the Board leadership structure to ensure it remains effective.
Executive Sessions of Independent Directors	Independent directors meet in executive session without management present at each regular Board meeting.
Annual Board Evaluations	The Board, its committees and individual directors are evaluated on an annual basis.
Regular Board Refreshment	The Board’s approach to refreshment has resulted in a balanced mix of experienced and new directors.
Director Retirement Policy	A director may not be nominated for re-election to the Board if he or she has reached the age of 74 on or before January 1 of the year in which such person would be elected or re-elected unless specifically recommended to serve beyond the age of 74 by the Corporate Governance Committee and approved by the Board.
Commitment to Diversity of Backgrounds and Experiences	The Board is committed to reflecting a broad variety of backgrounds, skillsets and relevant experiences, and potential Board nominees are assessed to determine whether they contribute to that objective.
Mandatory Resignation Upon Change in Circumstances	Our Corporate Governance Guidelines provide that non-employee directors should offer their resignations when either their employment or the major responsibilities they held when they joined the Board change. The Corporate Governance Committee then reviews the change in circumstances and makes a recommendation to the Board as to whether it is appropriate for the director to continue to serve on the Board and be nominated for re-election.

Entergy 2026 Proxy Statement |	21

Corporate Governance
Responsive and Accountable to Shareholders

Majority Voting in Director Elections	In an election of directors where the number of directors nominated does not exceed the total number of directors to be elected, director nominees must receive the affirmative vote of a majority of votes cast to be elected. If a director does not receive a majority of votes cast “For” his or her election, the director must promptly tender his or her resignation for consideration by the Corporate Governance Committee.
Annual Election of Directors	All of our directors are elected annually at our annual meeting of shareholders.
Director Time Commitment	Non-employee directors may not serve on more than four other public-company boards, and directors who are either an executive of the Company or an executive of another company may not serve on more than two other public-company boards. Outside board service is considered in connection with the annual nomination process for the election of directors. No director may serve as a member of the Audit Committee if that director serves on the audit committee of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of that director to serve effectively on the Audit Committee.
Proxy Access	Any shareholder or any group of up to 20 shareholders owning at least 3% of Entergy’s outstanding common stock for at least three years may nominate and include in our proxy materials director nominees constituting up to the greater of two directors or 20% of the Board in accordance with our Bylaws.
No Shareholder Rights Plan	Entergy does not have a shareholder rights plan, otherwise known as a “Poison Pill.” Our Board policy requires shareholder approval for the adoption of any Poison Pill.
No Supermajority Voting Requirements	Our Restated Certificate of Incorporation and Bylaws contain majority vote standards for all actions requiring shareholder approval.
Anti-Hedging Policy	We have adopted an anti-hedging policy that prohibits officers, directors and employees from entering into hedging or monetization transactions involving our common stock. Prohibited transactions include, without limitation, zero-cost collars, forward sale contracts, purchase or sale of options, puts, calls, straddles or equity swaps or other derivatives that are directly linked to the Company’s stock, and transactions involving “short-sales” of the Company’s stock.
Director Stock Ownership	Within five years of their election, directors must hold shares or units of Entergy common stock having a market value of at least five times the annual cash retainer.

22	| Entergy 2026 Proxy Statement

Corporate Governance
Director Independence
Pursuant to its committee charter, the Corporate Governance Committee annually reviews the financial and other relationships between the directors and Entergy as part of the assessment of director independence. The Corporate Governance Committee makes recommendations to the Board about the independence of directors, and the Board determines whether each director is independent. In addition to this annual assessment of director independence, independence is monitored by the Corporate Governance Committee and the full Board on an ongoing basis. The independence criteria established by the Board in accordance with the NYSE requirements and used by the Corporate Governance Committee and the Board in their assessment of the independence of directors can be found in the Company’s Corporate Governance Guidelines.
Our Board, upon the recommendation of the Corporate Governance Committee, has determined that all directors, other than Mr. Marsh, are independent within the meaning of the NYSE requirements and pursuant to the independence criteria set forth in our Corporate Governance Guidelines.
Structure and Operation of Our Board and Committees
The Board of Directors provides oversight with respect to our strategic direction, enterprise and strategic risks, overall performance and key corporate policies. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. In addition to reports, they receive on specific projects or initiatives, members of the Board are kept informed about our business through various reports and briefings provided to them on a regular basis, including operational and financial reports provided at Board and committee meetings by the Chair and CEO and other senior executive officers.
Because many important strategic issues are addressed by Board committees, the Board schedules its regular committee meetings sequentially on the day before the Board meeting so that all directors can attend and participate in all committee meetings. This provides the Board with the benefits of the specialized knowledge and expertise that its committees bring, while at the same time ensuring broad Board member awareness and participation. Committee meeting days are preceded by a full Board executive session at which key committee matters of strategic significance are highlighted and discussed.
Our Board Leadership Structure
The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to ensure both independent oversight of senior management and a highly engaged and high-functioning Board. Our Corporate Governance Guidelines provide the flexibility to split or combine the Chair and CEO responsibilities. However, when the roles of Chair of the Board and the CEO are combined, the guidelines require the Board to appoint, from among its independent members, a Lead Director. Currently our Board is led by Andrew S. Marsh, who also serves as our CEO, and Stuart L. Levenick, who has served as our Lead Director since 2016.
The Board understands and appreciates the reasons many boards choose to be led by a fully independent Chair of the Board. In recognition of the importance of this issue, the independent directors, led by our Corporate Governance Committee, annually evaluate whether we continue to have the appropriate Board leadership structure. This evaluation includes a review of alternative leadership structures in light of the Company’s current operating and governance environment, a review of peer company leadership structures, and investor feedback, with the goal of achieving the optimal model for Board leadership and effective oversight of senior leaders by the Board.
The Board believes that its current leadership structure, under which it is led by a combined Chair and CEO and a strong independent Lead Director, with independent directors chairing each of the Board key committees, is most suitable for the Company at this time because it provides the optimal balance between independent oversight of management and efficient, unified leadership. Given his deep involvement in the Company’s business and industry, the Board believes Mr. Marsh is uniquely positioned to determine the issues and topics that should be on the Board’s agenda, subject to the

Entergy 2026 Proxy Statement |	23

Corporate Governance
Lead Director’s review and concurrence. At the same time, the Board believes that having an otherwise entirely independent Board, led by a strong independent Lead Director and independent chairs of each of our key committees, provides ample assurance that the Board will not be unduly dominated or influenced by management and will always act independently and in the best interests of our shareholders.
How We Select the Lead Director
When selecting the Lead Director, the Corporate Governance Committee considers feedback from our Board members and then makes a recommendation to the Board’s independent directors. Based on this recommendation, the Lead Director is appointed by a majority of the independent members of the Board. The Lead Director, subject to his or her annual re-election to the Board, serves for a term of three years. In May 2025, Mr. Levenick was elected to a new three-year term as Entergy’s Lead Director.
Our Lead Director (since 2016)

Stuart L. Levenick
Lead Director Duties:
•Calls meetings of the independent directors
•Leads Board meetings when the Chair is not present
•Presides at executive sessions of the independent directors and all meetings of the Board at which the Chair and CEO is not present
•Serves as a member of the Executive Committee of the Board
•Serves as a liaison between the independent directors and the Chair and CEO
•Serves as the point of contact for shareholders and others to communicate with the Board
•Meets individually with each director to discuss the performance of the individual director, the Board and its committees
•Reviews and advises on Board meeting agendas and consults with the Chair and CEO on the preparation of agendas
•Provides feedback from the Board to the Chair and CEO following each executive session of independent directors and, together with the Chair of the Talent and Compensation Committee, provides the Chair and CEO with an annual performance review
•Assists with recruitment of director candidates and, along with the Chair, may extend the invitation to a new potential director to join the Board

24	| Entergy 2026 Proxy Statement

Corporate Governance
Board Committees
The Board has an Executive Committee and the following five standing committees: Audit, Corporate Governance, Talent and Compensation, Finance, and Nuclear and Operations Oversight. Each standing committee:

•Operates pursuant to a written charter; •Evaluates its performance annually; •Reviews its charter annually;	•Reports its activities to the Board; •Works closely with management, as appropriate; and •Meets regularly.
The members of the Board committees and committee chairs are nominated by the Corporate Governance Committee and appointed by the Board. The staffing of each committee allows us to take advantage of our directors’ diverse skillsets, enabling deep focus on committee matters.
Committee Composition and Responsibilities

	Audit	Corporate Governance	Talent and Compensation	Finance	Nuclear and Operations Oversight	Executive
Gina Adams
John Black
John Burbank
Frank Caldwell
Kirkland Donald
Brian Ellis
Philip Frederickson
Lisa Hyland
Stuart Levenickµ
Andrew Marsh«
Karen Puckett
Lewis Ropp

« Chair of the Board and CEO	µ Lead Director	Committee Chair	Committee Member

Entergy 2026 Proxy Statement |	25

Corporate Governance

Audit Committee

Chair: John Black

Other Members: Philip Frederickson, Lewis Ropp and Karen Puckett

9 meetings in 2025

All members satisfy the heightened independence standards and qualification criteria of the NYSE and SEC and are financially literate.

Mr. Black, Mr. Frederickson and Mr. Ropp qualify as “Audit Committee Financial Experts.”

Key Responsibilities

•Oversees our accounting and financial reporting processes and the audits of our financial statements;
•Assist the Board in fulfilling its oversight responsibilities with respect to our compliance with legal and regulatory requirements, including our disclosure controls and procedures;
•Decides whether to appoint, retain or terminate our independent auditors;
•Pre-approves all audit, audit-related, tax and other services, if any, provided by the independent auditors;
•Appoints and oversees the work of our Vice President, Internal Audit and assesses the performance our Internal Audit Department; and
•Prepares the Audit Committee Report.

Corporate Governance Committee

Chair: Stuart Levenick

Other Members: Gina Adams, Brian Ellis and Lewis Ropp

6 meetings in 2025

Key Responsibilities

•Recommends the director nominees for approval by the Board and shareholders;
•Establishes and implements self-evaluation procedures for the Board and its committees, including individual director evaluations;
•Reviews annually and makes recommendations to the Board on the form and amount of non-employee director compensation; and
•Provides oversight of our sustainability strategies, policies and practices, including those relating to climate change and corporate social responsibility.

26	| Entergy 2026 Proxy Statement

Corporate Governance

Finance Committee

Chair: Philip Frederickson

Other Members: John Burbank, Kirkland Donald and Lisa Hyland

13 meetings in 2025

Key Responsibilities

•Oversees corporate capital structure and budgets and recommends approval of capital projects;
•Oversees financial plans and key financial risks;
•Reviews and makes recommendations to the Board regarding our financial policies, strategies, and decisions, including our dividend policy;
•Reviews our investing activities; and
•Reviews and makes recommendations to the Board with respect to significant investments.

Nuclear and Operations Oversight Committee

Chair: Kirkland Donald

Other Members: John Black, Frank Caldwell, Lisa Hyland and Stuart Levenick

5 meetings* in 2025

Key Responsibilities

•Provides non-management oversight and review of matters relating to the operation of the Company’s nuclear generating plants and the Company’s major electric generation, transmission and distribution capability and operations;
•Focuses on safety, operating performance, operating costs, staffing and training; and
•Consults with management concerning internal and external nuclear-related issues.

* The number of Nuclear and Operations Oversight Committee meetings in 2025 does not include meetings that members of the committee participated in with the nuclear executive team at our nuclear sites or meetings with the Institute of Nuclear Power Operations.

Entergy 2026 Proxy Statement |	27

Corporate Governance

Talent and Compensation Committee

Chair: Karen Puckett

Other Members: Gina Adams, John Burbank, Frank Caldwell and Brian Ellis

14 meetings in 2025

All members satisfy the heightened independence standards and qualification criteria in the NYSE and SEC rules.

Key Responsibilities

•Determines and approves the compensation of our CEO and other senior executive officers;
•Approves or makes recommendations to the Board to approve incentive, equity-based and other compensation plans;
•Develops and implements compensation policies;
•Evaluates the performance of our Chair and CEO;
•Reports at least annually to the Board on succession planning, including succession planning for the CEO; and
•Provides oversight of the Company’s talent and culture, organizational health and workforce strategies.

Executive Committee
The Board also has an Executive Committee, which is chaired by Andrew Marsh, our Chair and CEO. Other Members of the Executive Committee are Philip Frederickson and Stuart Levenick. The Executive Committee is authorized to act for the Board on all matters, except those matters specifically reserved by Delaware law to the entire Board. The Executive Committee did not meet in 2025.
Meeting Information
Board Meetings
In 2025, the Board of Directors met 9 times. Each of the incumbent directors attended at least 99% of the total meetings of our Board and the committees on which he or she served during 2025. A majority of the members of the Board or a committee constitute a quorum for the transaction of business.
Annual Shareholder Meeting
We encourage, but do not require, our Board members to attend our annual meeting of shareholders. All of our Board members attended our 2025 annual meeting of shareholders, which was conducted virtually.
Executive Sessions
The Corporate Governance Guidelines require the independent directors to meet in executive session without any members of management present at least four times a year. In practice, the independent directors typically meet in executive session following each regular Board meeting with our Lead Director presiding over these sessions.

28	| Entergy 2026 Proxy Statement

Corporate Governance
How Our Board and Committees Evaluate Their Performance
Annually, the Board and each of its committees conduct a rigorous self-evaluation of their respective performance and effectiveness. This process, which is conducted prior to the annual meeting each year, is overseen by the Corporate Governance Committee. Each year, the Corporate Governance Committee reviews the format of the evaluation process to determine whether it is well designed to maximize its effectiveness and to ensure that all appropriate feedback is being sought and obtained by the Corporate Governance Committee. The Corporate Governance Committee engaged an independent third-party with experience in conducting board, committee and individual director evaluations to conduct its 2024 self-evaluation.
Illustrated below are key components of the Board's self-evaluation process:

Questionnaires A comprehensive questionnaire is circulated to all independent directors asking each to assign ratings and comment on a wide range of issues relating to Board effectiveness.
Our Board self-evaluation covers the following areas, among others:
•Board effectiveness;
•Satisfaction with the performance of the Lead Director;
•Board and committee structure and composition;
•Satisfaction with the performance of the Chair;
•Access to the CEO and other members of senior management;
•Individual performance;
•Director growth and development opportunities;
•Quality of the Board discussions and balance between presentations and discussion;
•Quality of materials presented to directors;
•Board and committee information needs;
•Satisfaction with Board agendas and the frequency of meetings and time allocation;
•Whether the Board is focusing on the most important issues;
•Oversight of key risks and risk management;
•Board dynamics, culture and dialogue;
•Board and committee succession planning;
•Director access to experts and advisors; and
•Satisfaction with the evaluation format.

Detailed Interviews
The Lead Director and Chair of the Board meet individually with each director to discuss the director’s individual performance and to obtain any additional feedback on the performance of the Board and its committees. In 2024, an independent facilitator conducted detailed interviews with each director and provided feedback to the Lead Director and Chair of the Board.

Full Board Discussion
The collective ratings and comments from the questionnaires and interviews are compiled (on an anonymous basis), summarized and presented to the Corporate Governance Committee and full Board for discussion in executive session held in connection with the annual Board retreat.

Follow-Through The Board will consider results of these evaluations in making decisions on Board agendas, structure, responsibilities, policies and practices, as appropriate.

Entergy 2026 Proxy Statement |	29

Corporate Governance
Director Orientation, Training and Development
Upon joining the Board, new directors undergo a comprehensive orientation program that introduces them to the Company, including our business operations, strategy, key members of management, and our corporate governance practices. New director orientation is tailored to complement the background and experience of the new director and also takes into account anticipated committee assignments and whether the new director currently serves on or has previously served on a public company board. This program is considered an essential part of the director onboarding process and is reviewed for effectiveness by the Corporate Governance Committee. Directors also are encouraged to enroll in director education programs, and the Corporate Governance Committee annually reviews and reports on director participation in such programs.
The Corporate Governance Committee's robust Director Orientation, Training and Development Policy incorporates a life-cycle approach to training and development. The twin goals of the policy are to provide each new director with an orientation process that is specifically tailored to enable the director to maximize his or her effectiveness as a member of the Board and to establish a process of ongoing training and development that enhances director performance and prepares the director to serve on committees for which specialized training may be beneficial. The policy sets forth guidelines on the ongoing training and development of existing directors, which is intended to complement and support the individual director performance discussions conducted as a part of the annual Board self-assessment process as well as the Corporate Governance Committee’s annual consideration of committee assignments and committee chairs. The ongoing director training contemplated by the policy is further aimed at facilitating individual director growth and development throughout the lifecycle of a director’s service on the Board.
The Board is briefed regularly on industry and corporate governance developments affecting the Company and, at its annual retreat, the Board has the opportunity to discuss some of the most critical strategic issues facing the Company with outside experts in the applicable fields. The annual retreat also includes a director education component, programmed by the Corporate Governance Committee, that focuses on director duties and responsibilities and current issues in corporate governance, which in 2026 included oversight of artificial intelligence. To enhance the Board’s understanding of some of the unique issues affecting our nuclear fleet, directors are regularly invited to visit our nuclear plant sites, where they tour the facilities and interact directly with the personnel responsible for our day-to-day nuclear operations. These activities collectively help to ensure that the Board remains knowledgeable about the most important issues affecting our Company and its business.

30	| Entergy 2026 Proxy Statement

Corporate Governance
Risk Oversight
Inherent in the Board’s responsibilities is understanding and overseeing the major risks we face and our risk assessment and risk management processes. The Board does not view risk in isolation. Risks are considered in virtually every business decision. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk taking is essential for the Company to be competitive and to achieve its long-term strategic goals. Key objectives of the Board’s risk oversight framework are to:
•Understand critical risks in the Company’s business and strategy;
•Allocate responsibilities for risk oversight among the full Board and its committees;
•Evaluate the Company’s risk management processes and whether they are functioning adequately;
•Facilitate open communication between management and directors; and
•Foster an appropriate culture of integrity and risk awareness.
Like other companies, Entergy is subject to many different risks. These include financial and accounting risks, market and credit risks, capital deployment risks, operational risks, compensation risks, liquidity risks, litigation risks, strategic risks, regulatory risks, reputation risks, climate risks, natural-disaster risks and technology risks, including artificial intelligence and cybersecurity risks discussed below, among others.
Some critical risks having enterprise-wide significance, such as corporate strategy and capital budget, require the full Board’s active oversight, but our Board committees also play a key role because they can devote more time to reviewing specific risks within their respective areas of responsibility. The committees also are able to oversee specific applications of enterprise-wide risks, such as artificial intelligence risk, as those risks arise within their respective areas of responsibility. To maximize the sharing of information and facilitate the participation of all Board members in these discussions, the Board schedules its regular committee meetings in a manner such that all directors can attend.
In accordance with NYSE standards, our Audit Committee has the primary responsibility for overseeing risk management. Our standing Board committees also regularly consider risks arising within their respective functional areas of responsibility. Each committee receives regular reports from management which assist it in its oversight of risk in its respective area of responsibility. To help the Board carry out its responsibility for risk oversight, the Board’s standing committees focus on the following specific key areas of risk.

Entergy 2026 Proxy Statement |	31

Corporate Governance

Board Oversight The Board has oversight responsibility for the identification, management and mitigation of risk, with a focus on strategic risks.

Board Committees Each committee oversees management of risks, including, but not limited to, the areas of risk summarized below, and periodically reports to the Board on those areas of risk.
Audit	Corporate Governance	Finance	Nuclear and Operations Oversight	Talent and Compensation
Accounting and financial matters, including financial reporting processes and internal control systems, compliance with legal and regulatory requirements, enterprise risk management, ethics and compliance-related matters and cybersecurity and artificial intelligence related risks.	Corporate governance, including Board structure, environmental policy, sustainability strategy and corporate social responsibility.	Financial affairs of the Company, including dividend policy, capital structure, major transactions and capital investments.	Nuclear operations, regulations and safety and electric generation, transmission and distribution capability and operations.	Compensation policies and practices, company-sponsored employee benefit plans, and human capital matters, including safety, talent, organizational health, and culture-related strategies and succession planning.

Role of Management
As illustrated above, the Board and the Audit Committee monitor and oversee the evaluation of the effectiveness of the internal controls and the risk management process. While the Board and the committees oversee risk management, the Company’s management is charged with managing risk. The Company has robust internal processes and an effective internal control environment that facilitate the identification and management of risk and regular communication with the Board. These include an enterprise risk management program, regular internal management disclosure committee meetings, a strong Legal Department and Ethics and Compliance office and a comprehensive internal and external audit process. Management communicates routinely with the Board and its committees on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

32	| Entergy 2026 Proxy Statement

Corporate Governance
Cybersecurity Oversight
The Audit Committee has primary responsibility for overseeing cybersecurity risk management practices and performance. The committee receives reports at each regular quarterly meeting provided by the Chief Information Officer, Chief Security Officer, Chief Information Security Officer and General Auditor on the Company’s cybersecurity management program. The reports focus on our Company’s programs and protocols in place to mitigate cybersecurity risks. Among other things, the reports may include:
•Recent cyber risk and cybersecurity developments;
•Industry engagement activities;
•Legislative and regulatory developments;
•Cyber risk governance and oversight;
•Selected cyber risk metrics and activities;
•Cyber risk incident response plans and strategies, including cybersecurity drills and exercises;
•Assessments by third-party experts and the Company's internal audit department; and
•Major projects and initiatives.
In addition, the Audit Committee and the entire Board have received briefings on cybersecurity risks and cyber risk oversight. The Company also established a governance structure under our Chief Security Officer and Chief Information Security Officer that oversees investments in tools, resources, and processes that allows for the improvement of the maturity of our cybersecurity posture.
The Company has incorporated certain cyber-specific response protocols and procedures into its Entergy Incident Management System framework for responding to emergency incidents. This includes the Entergy Incident Response Team Plan, which outlines Entergy’s procedures, steps, and responsibilities for preparing for, detecting, containing, and recovering from an incident. The plan details the roles and responsibilities of Entergy’s officers who would be engaged in such a response to an emergency incident, including key questions to be addressed, critical decision points, and sources of key information to support decision-making. Senior management and the Emergency Incident Response Team periodically review and drill on the plan, and in 2025, they conducted a live tabletop cybersecurity exercise.
For additional information on the Company's cybersecurity risk management practices and strategy, including the role of management and backgrounds of the Company's Chief Security Officer and Chief Information Security Officer, please see "Item 1C. Cybersecurity" in Part I, Item 1C of our Annual Report Form 10-K filed with the SEC for the year ended December 31, 2025.
Ethics and Compliance Oversight
The Board is committed to maintaining a robust, comprehensive ethics and compliance program and has charged the Audit Committee with overseeing and monitoring the effective design and performance of that program. Additionally, our Board has created a Corporate Compliance Committee (CCC) to provide a senior executive forum for communication, discussion of topics essential to an effective compliance program, discussion of risk areas, and assurance that policies address the needs of the Company. The CCC has a formal charter, meets at least quarterly and is comprised of 11 senior-level executives, including our Chief Ethics and Compliance Officer. Our Chief Ethics and Compliance Officer reports to our Senior Vice President, General Counsel and Secretary. Our Chief Ethics and Compliance Officer has express authority to communicate directly with the Audit Committee (1) on any matter involving criminal conduct, potential criminal conduct or other significant compliance issues and (2) on the execution and effectiveness of the ethics and compliance program. Consistent with this authority, the Chief Ethics and Compliance Officer reports annually to the Audit Committee on ethics and compliance program priorities, activities and effectiveness and provides quarterly reports on the results of prior quarter ethics line investigations.

Entergy 2026 Proxy Statement |	33

Corporate Governance
Our Commitment to Sustainability
Board Engagement on Sustainability
We are striving to build a clean and sustainable future for our customers, employees, owners and the communities in which we operate. Consistent with this mission, the Board and its committees regularly receive and discuss reports and provide strategic oversight of a wide range of sustainability and corporate responsibility matters, as further discussed below.
The Corporate Governance Committee is responsible for the oversight of the Company’s sustainability strategies, practices, policies and reporting. The committee meets this responsibility by ensuring that recognized sustainability risks and opportunities are being addressed by the full Board or an appropriate Board committee and by overseeing the Company’s overall sustainability strategy.
Each of the Board’s standing committees has responsibility for sustainability risks and issues within its area of expertise, as shown below.

Committee	Primary Sustainability Oversight Responsibility
Corporate Governance	Overall corporate sustainability strategy and policies, including with respect to climate change and corporate social responsibility; corporate governance issues; governmental, regulatory, public policy and public relations matters; public advocacy activities; stakeholder engagement; and shareholder concerns
Talent and Compensation	Executive compensation policy and incentive program design; employee and human resources issues; employee training and development; talent management and succession planning; employee and contractor safety; organizational health; and culture-related strategies, programs and initiatives
Audit	Environmental compliance and auditing; ethics and compliance; market and credit risks; cybersecurity risks; vendor and supply chain risks; financial reporting processes and risks; and other strategic risks and general risk oversight
Finance	Financial stability; and major capital investments
Nuclear and Operations Oversight	Safety risks unique to the nuclear fleet and electric generation, transmission and distribution operations; and sustainability of our nuclear plants and electric generation, transmission and distribution operations
Climate Strategy Oversight
The Board is engaged in the oversight of Entergy’s climate strategy and consideration of climate change-related risks and opportunities, due to their many implications for our overall business strategy. Recognizing that many of our customers seek renewables and other low-carbon or carbon-free generation to deliver the outcomes they desire, the Board regularly engages in strategic discussions about potential paths to achieving these customer goals. The Board also engages in discussion of emerging clean energy technologies, such as battery energy storage systems, advanced nuclear and carbon capture and storage (CCS), as well as the climate policy landscape and implications for our Company and stakeholders.
The Board is briefed on progress toward Entergy’s de-carbonization goals and the implications of our expected load growth on meeting our climate goals. The Board also provides valuable input and oversight in the development of our sustainable growth strategy to support customer demands for more sustainable service offerings and assist customers in meeting their own sustainability goals through clean expansion and electrification. In addition, the Board is briefed on the implementation of our strategy to accelerate resilience investments to strengthen the ability of our transmission and distribution systems to withstand more frequent and severe major storm events.

34	| Entergy 2026 Proxy Statement

Corporate Governance
Human Capital Management Oversight
Ensuring that workplace processes support the desired culture and strategy begins with the Board of Directors and the Office of the Chief Executive (OCE). The Talent and Compensation Committee is responsible for overseeing and monitoring the effectiveness of Entergy’s human capital strategies and initiatives, including those pertaining to talent management; organizational health and employee experience, including inclusion and belonging; retention and succession planning; safety; and executive compensation and performance and receives briefings on these and other topics. The Talent and Compensation Committee establishes and regularly reviews priorities, strategies and performance on these topics.
The Talent and Compensation Committee also oversees our incentive plan design and administers our executive compensation plans to incentivize the behaviors and outcomes that support achievement of our corporate objectives. Annually, it reviews executive performance, development and succession plans to align a high-performing executive team with the Company’s priorities and strategic plans.
Other committees of the Board oversee other key aspects of Entergy’s culture. For example, the Audit Committee reviews reports on enterprise risks, ethics and compliance training and performance, as well as regular reports on calls made to Entergy’s ethics line and related investigations.
The OCE, which includes Entergy’s Chief Human Resources Officer, ensures annual business plans are designed to support Entergy’s talent objectives and regularly discusses the development, succession planning, and performance of their direct reports and other company officers.
Public Policy Oversight and Engagement
We are committed to participating constructively in the political and legislative process, as we believe such participation is essential to our Company’s long-term success. Our participation in the political and legislative process includes contributions to political organizations and lobbying activity in a manner that is compliant with all applicable laws and reporting requirements. We lobby in support of our strategic priorities, including our climate policy priorities, through internal and external lobbyists, and we belong to trade associations that engage in lobbying. For additional information on our climate policy priorities and advocacy, see www.entergy.com/investors/sustainability/governance.
The Corporate Governance Committee is apprised of key public policy issues that may affect our business, is responsible for ensuring alignment of our policy advocacy efforts with Entergy’s policies and values and monitors the public policies applicable to the Company and oversight of the Company’s corporate political activity. Management provides regular updates on lobbying activities to the Corporate Governance Committee, and annually, the Corporate Governance Committee reviews and approves our Public Policy and Advocacy Policy and Annual Political Contributions Report. For a copy of the Public Policy and Advocacy Policy, the Annual Report on Political Contributions and more information about our political contributions and lobbying activity, see www.entergy.com/investors/sustainability/governance.
Sustainability Reporting and Disclosure
Our 2025 Performance Report describes our sustainability strategies and initiatives. Reflecting our belief that the interests of all of our stakeholders are inextricably linked, the report provides an integrated source of information for all stakeholders and explains how we measure and manage our overall performance using a combination of financial, environmental, community, employee and other measures. Our 2025 Performance Report is consistent with the Global Reporting Initiative (GRI) framework. We also disclose information in alignment with the Sustainability Accounting Standards Board (SASB) standards. Our 2025 Performance Report and other sustainability disclosures are available at www.entergy.com/sustainability/disclosures.

Entergy 2026 Proxy Statement |	35

Corporate Governance
Shareholder Engagement
Our directors and management recognize the benefits that come from robust, open and ongoing dialogue with shareholders and other relevant parties and its importance to driving long-term value. As a result, we have long embraced a proactive, year-round engagement strategy that provides valuable insights for the Board and its committees into shareholder perspectives and priorities and provides opportunities to foster constructive dialogue. Our integrated shareholder engagement process involves members of senior management, our investor relations team and other subject matter experts from our corporate governance and sustainability and environmental policy teams, and in some instances, our Lead Director.

Spring	Summer / Fall	Fall / Winter
•Outreach to shareholders to discuss annual meeting agenda items and other matters •Annual Meeting held with Q&A session to address shareholder questions submitted in advance or during the meeting
•Annual Meeting vote results reviewed by the Board
•Proxy season trends and current best practices in corporate governance and executive compensation evaluated against company practices
•Develop focused offseason engagement plan

•Comprehensive offseason engagement to solicit feedback from shareholders and understand their priorities

Year-Round
Evaluate potential changes to corporate governance and executive compensation practices and disclosures in light of shareholder feedback and review of practices
Throughout the year, our investor relations team and senior executives meet with analysts and institutional investors to share our perspective and to solicit their feedback on our growth strategy, operational and financial performance. This includes participation in investor conferences and other formal events as well as group and one-on-one meetings. In addition, we continuously engage with our shareholders throughout the year to discuss issues that are important to them, listen to their expectations for us and share our views. These discussions cover a wide variety of topics, including Company performance, executive compensation, Board oversight and refreshment, emerging corporate governance issues, environmental and social issues and sustainability oversight and performance. Through these engagements, we seek to provide visibility and transparency into our business, performance and governance and compensation practices.
We also make an effort to engage with proponents who submit shareholder proposals in an effort to better understand their perspective on the issue underlying the proposal, provide information and determine whether there may be disclosure enhancements or other beneficial actions we can take to address their concerns.
Offseason Engagement By The Numbers
During the 2025–2026 offseason engagement effort, we contacted shareholders representing nearly 67% of our outstanding shares, resulting in substantive engagements with the holders of approximately 31% of our outstanding shares.

36	| Entergy 2026 Proxy Statement

Corporate Governance
Shareholder Feedback

•Shareholders appreciated the opportunity to meet with our team for open discussion and to ask questions directly;

•Investors remained interested in our goal to achieve net zero carbon emissions by 2050, including our long-term supply plan, the recent new large customer announcements and associated additional generation, as well as the inclusion of generation capable of hydrogen co-firing and CCS in our generation mix, the future role of advanced nuclear power, and our interim decarbonization progress;

•Investors continued to express interest in climate change risk, including a focus on our climate resilience strategy (including wildfire risk management);
•Investors remained interested in human capital issues, particularly relating to our inclusion and belonging strategy, and talent capability-building and retention;
•Investors continue to be interested in Board refreshment and the process we use to select new directors; and
•We received valuable feedback on our disclosures of important sustainability strategies and measures, including on the non-financial measures in our annual and long-term incentive programs.
Outcomes from Shareholder Feedback
Feedback from our engagements with shareholders is delivered to our Board and thoughtfully considered and has led to modifications in our governance practices, executive compensation programs and disclosures. Some of the actions we have taken in recent years that have been informed by shareholder feedback include:
•Incorporation of non-financial measures into the funding mechanism for our annual incentive program awards;
•Shifting the Environmental Stewardship measure from our annual incentive program to our long-term incentive performance unit program (PUP);
•Addition of a one-on-one individual assessment component and periodic third-party facilitation to our Board self-evaluation process;
•Amendments to our Corporate Governance Guidelines and director orientation policy to incorporate an ongoing strategic approach to Board refreshment and an individualized, life-cycle approach to director onboarding, training and development;
•Enhancements to our proxy disclosure, including in the areas of risk oversight (including cyber risk and human capital management oversight), climate strategy and human capital management oversight director backgrounds and qualifications, and incentive program target setting;
•Enhancements to our sustainability disclosures, including those relating to our political contributions, lobbying activities and related board oversight, human capital management governance and oversight and water management; and
•Other enhancements to the environmental and sustainability disclosures on our website and in our Performance Report.

Entergy 2026 Proxy Statement |	37

Corporate Governance
How You Can Communicate With Our Board
We believe communication between the Board and the Company’s shareholders and other interested parties is an important part of the corporate governance process. Shareholders and other interested parties may communicate with our Board, our Lead Director or any individual director in care of the Lead Director at Entergy Corporation, 639 Loyola Avenue, P.O. Box 61000, New Orleans, Louisiana 70161 or by email to etrbod@entergy.com.
Spam, junk mail, mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, business solicitations and advertisements or requests for donations and sponsorships will not be forwarded.
Review and Approval of Related Party Transactions
Our Board has adopted a written Related Party Transaction Approval Policy that applies to any transaction or series of transactions in which the Company or a subsidiary is a participant:
•When the amount involved exceeds $120,000; and
•When a Related Party (a director or executive officer of the Company, any nominee for director, any shareholder owning in excess of 5% of the total equity of the Company and any immediate family member of any such person) has a direct or indirect material interest in such transaction (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).
The policy is administered by the Corporate Governance Committee. The committee will consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction and will approve or ratify only those transactions that are, in the committee’s judgment, appropriate or desirable under the circumstances. The Corporate Governance Committee has determined that certain types of transactions do not create or involve a direct or indirect material interest, including: (i) compensation and related party transactions involving a director or an executive officer solely resulting from service as a director or employment with the Company as long as the compensation is approved by the Board (or an appropriate committee); (ii) transactions involving public utility services at rates or charges fixed in conformity with law or governmental authority; or (iii) all business relationships between the Company and a Related Party made in the ordinary course of business on terms and conditions generally available in the marketplace and in accordance with applicable law. To the Company’s knowledge, since January 1, 2025, neither the Company nor any of its affiliates has participated in any Related Party transaction.

38	| Entergy 2026 Proxy Statement

2025 Non-Employee Director Compensation
2025 Non-Employee Director Compensation Program
The Corporate Governance Committee reviews non-employee director compensation on an annual basis and seeks to compensate our directors in a manner that attracts and retains highly qualified directors. During 2025, as part of its review, the committee engaged the independent compensation consultant to the Talent and Compensation Committee, Pay Governance LLC (Pay Governance), to conduct a competitive benchmarking analysis of our director compensation program against the companies in the Philadelphia Utility Index, as well as the S&P 500.
Following this review, and after considering the advice of Pay Governance on market practices and pay levels, the Corporate Governance Committee recommended, and the Board approved, the following changes to our program, effective June 1, 2025, in order to better position our program from a competitive standpoint:
•An increase in the non-employee quarterly cash retainer by a total of $5,000 annually from $117,500 to $122,500
•An increase in the annual Lead Director cash retainer by $5,000, from $35,000 to $40,000
•An increase in the annual grant of phantom stock units under the Service Recognition Program by $5,000, from $85,000 to $90,000
With these changes, our non-employee director compensation program consists of the following cash and stock-based compensation:
Cash Compensation Paid to Non-Employee Directors
Our non-employee directors receive the following cash compensation:

Compensation	Amount
Quarterly Cash Retainer	$30,625
Annual Lead Director Retainer	$40,000
Annual Audit Committee Chair Retainer	$25,000
Annual Nuclear and Operations Oversight Committee Chair Retainer Annual Talent and Compensation Committee Chair Retainer Annual Corporate Governance Committee Chair Retainer	$20,000
Annual Finance Chair Retainer	$15,000
Annual Nuclear and Operations Oversight Committee Member Retainer	$18,000
The cash retainer is paid pro-rata in quarterly installments. Additionally, directors are eligible to participate in the Non-Employee Director Cash Deferral Plan, which provides the option to defer receipt of all or a portion of any cash retainer into that plan until after their separation from the Board. Amounts deferred by the director are unfunded but are credited to an account that earns market returns based on notional investments chosen by the director from the investment options offered under Entergy’s 401(k) Plan.
Equity-Based Compensation Paid to Non-Employee Directors
All non-employee directors receive two types of equity-based compensation grants:
Quarterly Stock Award
Each of our non-employee directors receives a quarterly stock grant of shares of our common stock with a fair market value at the time of grant equal to $23,125. Directors may elect to defer receipt of these shares and receive phantom stock units of Entergy common stock in lieu of the quarterly common stock grant. Each phantom stock unit is the economic equivalent of one share of our common stock and is paid in cash on the elected deferral date in an amount equal to the market value

Entergy 2026 Proxy Statement |	39

2025 Non-Employee Director Compensation
of our common stock at the time of distribution. Deferred shares accrue dividend equivalents until distribution.
Annual Grant of Phantom Stock Units
Annually, under our Service Recognition Program (SRP), non-employee directors receive a grant of phantom stock units (SRP Units) having a value of $90,000 on the date of grant. SRP Units granted under this program are the economic equivalent of one share of our common stock, are vested at the time of grant and are payable in shares of our common stock upon the conclusion of the director’s service on the Board. Upon the conclusion of his or her service on the Board, the director will receive one share of our common stock for each SRP Unit held by the director on the date of the director’s separation from the Board. SRP Units accumulate dividend equivalents based on the dividends paid on our common stock, which also are payable in shares of our common stock following the conclusion of the director’s service. SRP Units accrued prior to 2022 will be paid in five annual installments beginning on the first day of the month following the director’s separation from the Board. SRP Units accrued beginning in 2022 will be paid in a lump sum upon the director's separation from the Board unless a director elects to continue to receive the SRP Units in five annual installments. Directors may delay the commencement of the lump sum payment or the annual installments until five years after separation from the Board. Upon the non-employee director’s death, any then-outstanding SRP Units are paid in one lump sum to the director's designated beneficiary.
Director Stock Ownership Requirement
Within five years of their election, directors are required to hold shares or units of Entergy common stock having a combined market value of at least five times the annual cash retainer, or $612,500. A review of non-employee director stock ownership was conducted at the December 2025 Corporate Governance Committee meeting, and the committee determined that all of our non-employee directors who had been members of the Board for at least five years satisfied the ownership requirement.
Expense Reimbursement
We reimburse directors for reasonable out-of-pocket expenses attendant to their Board service, including director education expenses.

40	| Entergy 2026 Proxy Statement

2025 Non-Employee Director Compensation
2025 Non-Employee Director Compensation Table
The following table provides information on the 2025 compensation of non-employee directors who served for all or a part of 2025. Mr. Marsh, our Chair and CEO, does not receive any additional compensation for his Board service. See the “2025 Summary Compensation Table” for the compensation received by Mr. Marsh with respect to his 2025 service to the Company.

Name[1]	Fees Earned or Paid in Cash ($)[2]	Stock Awards ($)[3]	All Other Compensation ($)[4]	Total ($)
Gina F. Adams	$120,000	$177,724	$5,748	$303,472
John H. Black	$163,000	$177,724	$11,940	$352,664
John R. Burbank	$120,000	$177,724	$31,227	$328,951
James F. Caldwell, Jr.	$10,208	$7,756	$405	$18,369
Kirkland H. Donald	$158,000	$177,724	$45,940	$381,664
Brian W. Ellis	$120,000	$177,724	$14,157	$311,881
Philip L. Frederickson	$135,000	$177,724	$36,946	$349,670
M. Elise Hyland	$120,000	$177,724	$21,819	$319,543
Stuart L. Levenick	$193,000	$177,724	$77,235	$447,959
Karen A. Puckett	$140,000	$177,724	$47,474	$365,198
R. Lewis Ropp	$36,410	$27,545	$2,247	$66,202
1The amounts reported for James F. Caldwell, Jr., and R. Lewis Ropp reflect the compensation each received during 2025 beginning upon the dates of their effective election to the Board (November 1, 2025 and August 15, 2025, respectively).
2The amounts reported in this column consist of all fees earned or paid in cash for services as a director, including retainer fees, and Lead Director, Committee Chair and Nuclear and Operations Oversight Committee member annual retainers, all of which are described under “Cash Compensation Paid to Non-Employee Directors” above.
3The amounts in this column represent the aggregate grant date fair value determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (FASB ASC Topic 718) for the shares of common stock granted on a quarterly basis to each non-employee director during 2025 and the SRP Units granted to each director in 2025 under the SRP, with the exception of Messrs. Caldwell and Ropp who were not serving as directors at the time of the 2025 SRP awards.
For a discussion of the relevant assumptions used in valuing these amounts, see Note 12 to the Financial Statements in our Form 10-K for the year ended December 31, 2025. As of December 31, 2025, the outstanding SRP units held by each non-employee director serving during 2025 were: Ms. Adams: 2,859; Mr. Black: 2,859; Mr. Burbank: 10,641; Mr. Caldwell: 0; Mr. Donald: 19,331; Mr. Ellis: 6,305; Mr. Frederickson: 15,645; Ms. Hyland: 8,905; Mr. Levenick: 32,013; Ms. Puckett: 16,645; and Mr. Ropp: 0.
4The amounts in this column include dividend equivalents accrued under the SRP, Company paid physical exams and related expenses and director education related expenses. For 2025, accrued dividend equivalents under the SRP were approximately: Ms. Adams: $4,342; Mr. Black: $4,342; Mr. Burbank: $22,747; Mr. Caldwell: $0; Mr. Donald: $43,298; Mr. Ellis: $12,492; Mr. Frederickson: $34,581; Ms. Hyland: $18,641; Mr. Levenick: $73,291; Ms. Puckett: $36,946; and Mr. Ropp: $0.

Entergy 2026 Proxy Statement |	41

Audit Matters
Proposal 2 – Ratification of Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2026
The Audit Committee is directly responsible for the appointment and compensation, including the preapproval of audit fees as described below, and the retention and oversight of the Company’s independent registered public accounting firm that audits our financial statements and our internal control over financial reporting (Independent Auditor). The Audit Committee annually reviews the qualifications, performance and independence of the Company’s Independent Auditor in accordance with regulatory requirements and guidelines and evaluates whether to change the Company’s Independent Auditor.
Based on this review, the Audit Committee has appointed Deloitte & Touche LLP (Deloitte & Touche) as the Independent Auditor to conduct the Company’s annual audit for 2026. Deloitte & Touche has served as the Company’s Independent Auditor since 2001. The Board considers the selection of Deloitte & Touche as the Company’s Independent Auditor for 2026 to be in the best interest of the Company and its shareholders. Although shareholder approval is not required for the appointment of Deloitte & Touche, the Board and the Audit Committee have determined that it would be desirable as a good corporate governance practice to ask the shareholders to ratify the appointment of Deloitte & Touche as our Independent Auditor. If the shareholders do not ratify the appointment, the Audit Committee may reconsider the appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different Independent Auditor if it subsequently determines that such a change would be in the best interest of the Company and its shareholders.
A representative of Deloitte & Touche will be present at the Annual Meeting and will be available to respond to appropriate questions by shareholders and will be given an opportunity to make a statement if the representative desires to do so.

☑
The Board of Directors and the Audit Committee unanimously recommend that the shareholders vote FOR the ratification of the appointment of Deloitte & Touche as our Independent Registered Public Accounting Firm.

42	| Entergy 2026 Proxy Statement

Audit Matters
Audit Committee Report
The Entergy Board of Directors’ Audit Committee is comprised of four independent directors. The Audit Committee operates under a Board-adopted written charter which is available on the Company's website. Management has primary responsibility for the preparation, presentation and integrity of Entergy’s and its subsidiaries’ financial statements and for maintaining appropriate accounting and financial reporting policies and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee is responsible for overseeing Entergy’s accounting and financial reporting processes and audits of Entergy’s financial statements. As set forth in its charter, the Audit Committee acts in an oversight capacity and relies on the work and assurances of management, Entergy’s internal auditors, as well as Entergy’s Independent Auditor, Deloitte & Touche. Deloitte & Touche is responsible for auditing the consolidated financial statements of Entergy and expressing an opinion on their conformity with generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting in accordance with the requirements of the Public Company Accounting Oversight Board (PCAOB).
The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work performed by Deloitte & Touche. In fulfilling its oversight responsibility, the Audit Committee carefully reviews the policies and procedures for the engagement of the Independent Auditor, including the scope of the audit, audit fees, auditor independence matters, performance of the Independent Auditor, and the extent to which the Independent Auditor may be retained to perform non-audit services. The Audit Committee held 9 meetings during 2025. The meetings were designed to facilitate and encourage private communication between the Audit Committee and management, the internal auditors and Deloitte & Touche. During these meetings, the Audit Committee reviewed and discussed the audited annual financial statements, the unaudited interim financial statements and significant accounting policies applied by Entergy and its subsidiaries in their financial statements with management and Deloitte & Touche. The Audit Committee also has discussed with and received regular status reports from Entergy’s General Auditor and Deloitte & Touche on the overall scope and plans for their audits of Entergy, including their scope and plans for evaluating the effectiveness of internal control over financial reporting as required by applicable rules of the PCAOB and applicable SEC rules. On a regular basis, the Audit Committee reviews Entergy’s cybersecurity risk management practices and performance, primarily by receiving reports on the Company’s cybersecurity management program as prepared by the Chief Information Officer, Chief Security Officer, Chief Information Security Officer, and General Auditor.
The discussions with Deloitte & Touche also included the matters required to be discussed by the applicable requirements of the SEC and PCAOB, including Critical Audit Matters. The Audit Committee received from Deloitte & Touche the written disclosures and the letter required pursuant to applicable requirements of the PCAOB regarding the Independent Auditor’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche, its independence. As required by SEC rules, lead audit partners are rotated every five years. The Audit Committee was directly involved in the selection process of the current and prior lead partners. One or more members of the Audit Committee meet with candidates for the lead audit partner and the committee discusses the appointment before the rotation occurs. The current lead audit partner's term commenced in 2022. Deloitte & Touche provides no internal audit services for Entergy or its subsidiaries, and the Audit Committee has concluded that non-audit services provided by Deloitte & Touche are compatible with maintaining its independence.
Based on the above-referenced reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Entergy’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Board approved this recommendation.
The Audit Committee of the Entergy Board of Directors:
John H. Black, Chair        Philip L. Frederickson
Karen A. Puckett        R. Lewis Ropp

Entergy 2026 Proxy Statement |	43

Audit Matters
Independent Auditor Fees and Services
Aggregate fees billed to Entergy and its subsidiaries for the years ended December 31, 2025 and 2024 by Deloitte & Touche and their affiliates were as follows:

	2025	2024
Audit Fees[1]	$10,538,650	$10,675,300
Audit-Related Fees[2]	$1,170,000	$1,475,000
Total audit and audit-related fees	$12,248,650	$12,150,300
Tax Fees	—	—
All Other Fees[3]	$1,895	$151,895
Total Fees[4]	$12,250,545	$12,302,195
1Audit Fees include fees for the audit of the registrant’s annual financial statements and internal control over financial reporting, reviews of financial statements including in the registrant’s quarterly reports, services that are normally provided in connection with statutory and regulatory filings or engagements, and services associated with securities filings, such as comfort letters and consents.
2Audit-Related Fees include fees for employee benefit plan audits and other attestation services.
3Includes the license fee for an accounting research tool in 2025 and 2024, as well as fees for the SEC climate-related disclosure rules readiness assessment and a training provided in 2024.
4100% of fees in 2025 and 2024 were pre-approved by the Audit Committee in accordance with the policy described below.

Audit Committee Guidelines for Pre-Approval of Independent Auditor Services
The Audit Committee has adopted the following guidelines regarding the engagement of Entergy’s Independent Auditor to perform services for Entergy:
1The Independent Auditor will provide the Audit Committee, for approval, an annual engagement letter outlining the scope of services proposed to be performed during the fiscal year, including audit services and other permissible non-audit services (e.g., audit-related services, tax services, and all other services).
2For other permissible services not included in the engagement letter, Entergy management will submit a description of the proposed service, including a budget estimate, to the Audit Committee for pre-approval. Management and the independent auditor must agree that the requested service is consistent with the SEC’s rules on auditor independence prior to submission to the Audit Committee. The Audit Committee, at its discretion, will pre-approve permissible services and has established the following additional guidelines for permissible non-audit services provided by the Independent Auditor:
a.Aggregate non-audit service fees are targeted at 50% or less of the approved audit service fee.
b.All other services should only be provided by the Independent Auditor if it is a highly qualified provider of that service or if the Audit Committee pre-approves the independent audit firm to provide the service.
3The Audit Committee will be informed quarterly as to the status of pre-approved services actually provided by the Independent Auditor.
4To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Audit Committee Chair or its designee the authority to approve permissible services and fees. The Audit Committee Chair or designee will report action taken to the Audit Committee at the next scheduled Audit Committee meeting.
5The Vice President and General Auditor will be responsible for tracking all Independent Auditor fees and will report quarterly to the Audit Committee.

44	| Entergy 2026 Proxy Statement

Executive Officer Compensation
Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation
Pursuant to regulations under Schedule 14A of the Securities Exchange Act of 1934, as amended (Exchange Act), we are asking you to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (commonly referred to as "Say-on-Pay") disclosed in the CD&A and the compensation tables and other related tables and disclosure in this Proxy Statement. Consistent with this practice and SEC rules, we are asking you to approve the following resolution:
RESOLVED that the Company’s shareholders approve, on an advisory basis, the compensation paid to its Named Executive Officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Shareholders, pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and other related tables and disclosure.
Our Board believes that the compensation of our Named Executive Officers is well aligned with Company performance and functions to attract, motivate and retain the key executives who are crucial to our long-term success.
We engage with shareholders throughout the year, including discussing our executive compensation programs and practices, and we also obtain important and valuable feedback through this annual Say-on-Pay vote. Although this advisory vote is non-binding, the results of this vote and the views expressed by our shareholders in these discussions will inform the Talent and Compensation Committee’s future decisions about our executive compensation program. Consistent with the preferences expressed by our shareholders, we hold these advisory votes on an annual basis, and the next Say-on-Pay vote will be held at the 2027 annual meeting of shareholders.
For the above reasons:

☑	The Board of Directors unanimously recommends that the shareholders vote FOR the advisory resolution approving Named Executive Officer Compensation.

Entergy 2026 Proxy Statement |	45

Executive Officer Compensation
Compensation Discussion and Analysis
This CD&A describes our executive compensation policies, programs and philosophy, and how and why the Talent and Compensation Committee arrived at the compensation decisions regarding our CEO, Chief Financial Officer and our three other most highly compensated executive officers serving at the end of 2025. Collectively, these officers are referred to as the Named Executive Officers (NEOs):

Andrew S. Marsh	Kimberly A. Fontan	Marcus V. Brown	Kimberly Cook-Nelson	John C. Dinelli
Chair of the Board and CEO	Executive Vice President and Chief Financial Officer	Executive Legal Advisor to the CEO[1]	Executive Vice President and Chief Operating Officer[2]	Executive Vice President and Chief Nuclear Officer[3]
1Mr. Brown served as our Executive Vice President and General Counsel until December 1, 2025, on which date he transitioned to his current executive role in connection with a planned leadership transition and his planned retirement from the Company.
2Ms. Cook-Nelson served as our Executive Vice President and Chief Nuclear Officer until May 1, 2025, on which date she was promoted to her current role.
3Mr. Dinelli served as Chief Operating Officer, Nuclear Operations of Entergy Services, LLC until May 1, 2025, on which date he was promoted to his current executive role.

46	| Entergy 2026 Proxy Statement

Executive Officer Compensation
Overview
2025 Business Performance Highlights
Financial Performance
•Earnings per Share. Our adjusted earnings per share was in the top half of our guidance range set at the beginning of the year, as it has been consistently for the past ten years.
•Dividends. We raised our dividend in the fourth quarter 2025, marking the eleventh consecutive year in which we have raised our dividend.
•Total Shareholder Return. Our TSR of 25.3% for 2025 placed us 3rd out of the 21 companies in the Philadelphia Utility Index, which met our 1st quartile objective.
•Credit. We continued to maintain strong credit metrics in 2025, which provide financial flexibility as well as long-term customer benefits through lower cost of capital.
Key Accomplishments
Capturing Customer Growth
We continued to support our customers and communities through economic development by helping state and local leaders bring new customers to our region. In 2025, we added electric service agreements totaling more than 3.3 gigawatts. These new customers bring significant value to our stakeholders, including good jobs, infrastructure improvements and tax revenue.
Building New Generation
We have a sizeable building cycle ahead of us and a strategy to be successful. We have secured power island equipment for 26 units, or approximately 19.5 gigawatts of dispatchable generation, a portion of which is available for growth above our current supply plan needs. From 2025 to 2026, construction started on several new combined cycle and combustion turbine (CCCT) generation facilities, and we received regulatory approval for new generation. A few highlights of our progress in 2025 include:
•Entergy Texas received regulatory approvals and began construction on the Legend Power Station, a 754-megawatt CCCT facility, which will be enabled for future CCS and hydrogen co-firing optionality, as well as the Lone Star Power Station, a 453 megawatts CT facility, which will be enabled with hydrogen co-firing optionality. Entergy Texas also continued construction on its Orange County Advanced Power Station.
•Entergy Mississippi announced plans to construct, own, and operate the Vicksburg Advanced Power Station and Traceview Advanced Power Station, each 754-megawatt CCCT facilities, which will be enabled for future CCS and hydrogen co-firing optionality, and subsequently broke ground on Vicksburg Advanced Power Station in October 2025. Entergy Mississippi also continued construction on its Delta Blues Advanced Power Station.
•Entergy Louisiana received regulatory approval for three new combined CCCT facilities totaling 2,262 megawatts (Franklin Farms 1, Franklin Farms 2, and Waterford 5), each of which will be enabled for future CCS and hydrogen co-firing optionality, along with transmission infrastructure, to support Meta’s Louisiana data center. Entergy Louisiana began construction on Franklin Farms 1 and 2 in December 2025.
•Entergy Arkansas received regulatory approval for the construction and operation of Ironwood Power Station, a 446-megawatts hydrogen-capable simple-cycle natural gas combustion turbine facility.

Entergy 2026 Proxy Statement |	47

Executive Officer Compensation
We continued to expand our solar resources and made progress on developing other clean energy solutions. Entergy brought approximately 550 megawatts of solar resources online in 2025, including Entergy Arkansas’s Flat Fork Solar power purchase agreement (PPA) and Forgeview Solar PPA, Entergy Mississippi’s Wildwood Solar PPA, and Entergy Louisiana’s owned Sterlington Solar resource. We currently have approximately 2,130 megawatts in service, and 1,308 of those megawatts are through purchase power agreements.
Enhancing Resilience
We are continuing to invest in equipment and processes designed to strengthen the grid and protect our customers from severe weather while supporting the region’s growing energy needs.
Entergy received regulatory approvals and grants totaling more than $2 billion for accelerated resilience projects. Through the end of 2025, our operating companies have invested more than $800 million in approved accelerated resilience projects. That work includes 59 total line-hardening projects, more than 15,800 structure upgrades, and upgrading 17 substations to mitigate the impacts of potential hurricane-force winds and storm surge.
Sale of Gas Business
Entergy Louisiana and Entergy New Orleans completed the sale of their respective gas distribution businesses in July 2025, providing a total of $491 million in sale proceeds to support our long-term growth strategy.
Additional Performance Information
For information about our performance relating to the Safety, Customer NPS and Talent, Culture and Commerce annual incentive program measures, see “2025 Annual Incentive Program Performance Assessment” below. For additional information regarding our Relative TSR performance and Adjusted FFO/Debt Ratio, see “2023–2025 PUP Performance Measures, Goals and Payouts” below. A more detailed discussion of our 2025 performance can be found in our 2025 Performance Report.
Awards and Recognition
Our corporate leadership, while demonstrated through our actions, has been nationally recognized. The following are a few of those recognitions:
FORTUNE Magazine – World's Most Admired Companies list. Entergy was ranked as one of the top utilities in FORTUNE magazine’s World’s Most Admired Companies list for 2025. The annual survey of top executives, directors and financial analysts identifies the companies that command the strongest reputations within their respective industries and beyond.
JUST Capital and CNBC – JUST 100 Ranking. Entergy has been named to the JUST 100 ranking of America’s top 100 Most JUST Companies by JUST Capital and CNBC. The JUST 100 highlights companies that are doing the right thing for all stakeholders, including customers, employees, communities, the environment and owners.
Site Selection Magazine – Top Utilities in Economic Development. For 18 consecutive years, Site Selection Magazine has recognized Entergy as a major player of economic growth for the Gulf South region by working to support the local economy in the communities we serve.
United Way of Southeast Louisiana – Top 10 Most Generous Workplaces. United Way of Southeast Louisiana named Entergy as the leading company in its Top 10 Most Generous Workplaces for 2024-2025. This is the 11th straight year Entergy has been recognized in this top 10 list.

48	| Entergy 2026 Proxy Statement

Executive Officer Compensation
Points of Light – The Civic 50. For the tenth consecutive year, Entergy has been named an honoree of The Civic 50, Points of Light’s prestigious annual list that recognizes the top companies for employee volunteerism and community investment in the United States. Entergy was also recognized as the Utilities Sector Leader for the third year in a row as well as the Volunteer Leader Awardee for the first time, a recognition of our employees’ efforts to elevate and enhance our volunteer programs, ultimately benefiting the communities we serve.
Pro Bono Institute – 2025 Laurie D. Zelon Pro Bono Award. The Pro Bono Institute honored Entergy with the 2025 Laurie D. Zelon Pro Bono Award, an annual award recognizing an organization’s exceptional commitment to pro bono as demonstrated by exemplary engagement in pro bono legal services. Over the past decade, Entergy’s legal department employees have performed more than 22,000 hours of pro bono services.
Our Compensation Principles and Philosophy
Entergy’s executive compensation programs are based on a philosophy of pay for performance aimed at achieving the Company’s strategy and business objectives. We believe our executive compensation programs advance the interests of all of our stakeholders, as they are thoughtfully designed to:
•Motivate and reward the achievement of results that are deemed by the Talent and Compensation Committee to be consistent with the overall goals and strategic direction that the Board has approved for the Company.
•Attract and retain a highly experienced, engaged, qualified, and successful management team.
•Create sustainable value for the benefit of all of our stakeholders, including our customers, employees, communities, and owners.
•Align the interests of our executive officers with our long-term business strategy by tying equity-based awards to performance metrics that we believe focus our executives on driving continuous improvement in operational and financial results to the benefit of all stakeholders, including our customers, employees, communities and owners.
“At Risk” Compensation
Consistent with our compensation principles and pay for performance philosophy described above, approximately 89% of our CEO's 2025 target pay and approximately 74% of the other NEOs’ 2025 target pay was at risk performance-based pay. Stock-based, long-term incentives make up the largest portion of at risk performance-based pay.

Entergy 2026 Proxy Statement |	49

Executive Officer Compensation
Compensation Best Practices
The Talent and Compensation Committee reviews Entergy’s executive compensation programs on an ongoing basis to evaluate whether they support our compensation principles and pay for performance philosophy and are aligned with the interests of our stakeholders. Our executive compensation practices include the following:

Practice	Description
Pay for Performance	Our executive compensation programs are designed to yield pay outcomes that are highly correlated with the Company's performance and support long-term value creation.
Incentive Program Measures Drive Desired Employee Behaviors
Performance measures for our annual and long-term incentive programs are designed to drive employee behaviors that serve our key stakeholders. Executive compensation is weighted toward long-term incentive (LTI) compensation.

Double Trigger Change-in-Control	We require both a change-in-control and an involuntary termination without cause or voluntary termination with good reason for cash severance payments and accelerated vesting of unvested equity awards.
Long-Term Incentives Paid in Stock	All long-term incentive awards are denominated and settled in shares of Entergy common stock.
Robust Stock Ownership Guidelines	We require executive officers to own a significant amount of Entergy common stock.
Cap on Incentive Awards for OCE Members	The maximum payout for members of the OCE is capped at 200% of the target opportunity for our annual incentive and PUP awards.
Rigorous Goals	We set financial goals based on externally disclosed annual and multi-year guidance and outlooks, and non-financial goals based on a rigorous internal review. We use a balance of absolute and relative performance measures in our incentive programs.
No Hedging of Entergy Stock	Our directors, executive officers and employees are prohibited from directly or indirectly engaging in transactions intended to hedge or offset the market value of Entergy stock owned by them.
No Pledging of Entergy Stock	Our directors and executive officers are prohibited from directly or indirectly pledging Entergy stock as collateral for any obligation.
Clawback Policies Beyond Dodd-Frank Requirements
We have a recoupment policy that complies with and, in certain respects, goes beyond, the requirements of the SEC rules and NYSE Listing Standards for our officers (as defined under Section 16) for the recovery of any erroneously awarded performance-based incentive compensation.
We also have a discretionary recoupment policy applicable to all of our officers, including the NEOs, that allows for recovery of incentive compensation, including time-based awards, from an officer who engages in certain detrimental conduct. See section discussing “Recoupment of Compensation (Clawback Provisions)” for additional information about these policies.

No Excessive Perquisites	Executive officers receive limited ongoing perquisites that make up a small portion of total compensation.
No Tax Gross-Ups	We do not provide tax gross-ups to the OCE members, other than with respect to relocation benefits.
No Dividends on Unearned Performance Awards	We do not pay dividends on unearned PUP awards.
No Repricing or Exchange of Underwater Stock Options	Our equity incentive plan does not permit repricing or the exchange of underwater stock options without shareholder approval.

50	| Entergy 2026 Proxy Statement

Executive Officer Compensation

Practice	Description
No Employment Agreements	We do not have employment agreements with our executive officers.
Independent Compensation Consultant	The Talent and Compensation Committee retains an independent compensation consultant to advise on our executive compensation programs and practices.
Annual Compensation Risk Assessment	A risk assessment of our compensation programs is performed on an annual basis to assess whether our programs and policies incentivize unnecessary or excessive risk-taking behavior.
Annual Say-on-Pay	We value our shareholders’ input on our executive compensation programs and hold annual Say-on-Pay votes.
2025 Say-on-Pay Vote Results
Entergy is committed to open and ongoing communications with our shareholders and has a robust shareholder engagement program. Our executive compensation programs have received strong shareholder support over the past several years, with support received over the past five years averaging approximately 95% of the votes cast. At the 2025 Annual Meeting, Entergy’s executive compensation programs received support of approximately 97% of the votes cast. The Talent and Compensation Committee and the other members of our Board view this consistently high level of support from our shareholders as a product of our commitment to provide a strong link between pay and performance. The Talent and Compensation Committee considers the results of the annual Say-on-Pay vote as well as feedback received from shareholders during the year when designing Entergy's executive compensation programs.
What We Pay and Why
How We Make Compensation Decisions
Role of the Talent and Compensation Committee
The Talent and Compensation Committee, which is composed solely of independent directors, determines the compensation for our executive officers (including the NEOs) and oversees the design and administration of Entergy’s executive compensation programs. Each year, the Talent and Compensation Committee reviews and considers a comprehensive assessment and analysis of the executive compensation programs, including the elements of each NEO’s compensation, with input from the committee’s independent compensation consultant. When establishing the compensation programs for our NEOs, the Talent and Compensation Committee also considers input and recommendations from management, including our CEO and our Chief Human Resources Officer, who attend the Talent and Compensation Committee meetings when requested by the committee. The Talent and Compensation Committee regularly conducts executive sessions without management present.
Role of the Independent Compensation Consultant
In 2025, the Talent and Compensation Committee continued to retain Pay Governance, LLC as its independent compensation consultant. Pay Governance attends all Talent and Compensation Committee meetings and provides advice, including through reviewing and commenting on market compensation data used as an input in establishing the compensation of the executive officers and non-employee directors, the terms and performance goals applicable to incentive program awards, and analysis with respect to specific projects and information regarding trends and competitive practices. Pay Governance also meets with the Talent and Compensation Committee members without management present. The Talent and Compensation Committee annually conducts an independence assessment of its advisors, including Pay Governance, consistent with applicable NYSE listing standards and SEC rules.

Entergy 2026 Proxy Statement |	51

Executive Officer Compensation
Competitive Positioning
Market Data for Compensation Comparison
Annually, the Talent and Compensation Committee reviews:
•published and private compensation survey data analyzed and provided by Pay Governance;
•both utility and general industry data to help determine total direct compensation (base salary, annual and long-term incentive) for non-industry specific roles; and
•data from utility companies to help determine total direct compensation for management roles that are utility-specific.
The Talent and Compensation Committee uses this survey data to develop compensation opportunities that are designed to deliver total direct compensation within a targeted range of approximately the 50th percentile of the surveyed companies in the aggregate. In general, compensation levels for executive officers who are new to a position tend to be closer to the 25th percentile of surveyed companies, while seasoned executive officers whose experience and skillset are viewed as critical to retain may be positioned at or above the market median within surveyed companies.
Compensation Peer Group
Although the survey data described above is the primary data used in benchmarking compensation, the Talent and Compensation Committee used compensation information from the companies included in the Philadelphia Utility Index to evaluate the overall reasonableness of the Company’s executive compensation programs and to determine Relative TSR performance levels for the 2025–2027 PUP. The Talent and Compensation Committee identified the Philadelphia Utility Index as the appropriate industry peer group for determining Relative TSR performance levels because the companies included in this index, in the aggregate, are viewed as comparable to the Company in terms of business and scale.
The Talent and Compensation Committee approved the 2025 compensation model and framework based on compensation information from the companies included in the Philadelphia Utility Index as of October 31, 2024, which were (in addition to Entergy):

AES Corporation	Edison International
Ameren Corporation	Eversource Energy
American Electric Power Co. Inc.	Exelon Corporation
American Water Works Company, Inc.	FirstEnergy Corporation
CenterPoint Energy Inc.	NextEra Energy, Inc.
Consolidated Edison Inc.	Pinnacle West Capital Corporation
Constellation Energy Corporation	Public Service Enterprise Group Inc.
Dominion Energy, Inc.	Southern Company
DTE Energy Company	WEC Energy Group, Inc.
Duke Energy Corporation	Xcel Energy Inc.

52	| Entergy 2026 Proxy Statement

Executive Officer Compensation
2025 Compensation Structure and Incentive Metrics
In 2025, our executive compensation programs consisted of base salary and annual and long-term incentives as outlined in the table below:

Compensation Element	Form	Objective	Metrics / Performance Period
Base Salary	Cash	Provides a base level of competitive cash compensation for executive talent.	Adjustments consider individual performance
Annual Incentive Program Awards	Cash	Motivates and rewards executives for performance on key strategic measures during the year; designed to incentivize behaviors that serve our stakeholders – customers, employees, communities and owners.	•ETR Adjusted EPS •Adjusted FFO/Debt Ratio •Safety •Customer NPS •Talent, Culture and Commerce Measured over a one-year performance period
2025–2027 PUP Awards 60% of total LTI	Equity	Provides market competitive compensation designed to retain skills and knowledge while increasing our executives’ ownership in the Company to further enhance their focus on driving continuous improvement in operational results to the benefit of all stakeholders. Designed to focus our executives on driving customer-centric utility growth, building long-term shareholder value, making progress toward quantitative environmental goals aligning with desired customer outcomes for clean energy, reliable operations and reduced storm restoration costs and delivering positive outcomes for customers from capital investments relating to both the energy transition and environmental risks.	•Relative TSR •Environmental Stewardship, consisting of a resilience measure and a non-greenhouse gas generation achievement measure Measured over a three-year performance period
Stock Options 20% of total LTI	Equity	Enhances management’s focus on driving continuous improvement in customer-centric operational results to the benefit of all stakeholders. Designed to align interests of management with long-term shareholder value as demonstrated by increases in our share price, provide market competitive compensation, retain talent and increase management’s ownership in the Company.	Share price appreciation with three-year pro rata vesting
Restricted Stock 20% of total LTI	Equity	Enhances management’s focus on driving continuous improvement in operational results to the benefit of all stakeholders. Designed to provide market competitive compensation, retain talent, and increase management’s ownership in the Company.	Service-based with three-year pro rata vesting

Entergy 2026 Proxy Statement |	53

Executive Officer Compensation
2025 Compensation Decisions
Base Salary
The salary for each NEO is based on the outcome of an annual merit review, results of the annual market assessment of NEO compensation as provided by Pay Governance, the need to retain an experienced team, job promotion, individual performance, scope of responsibility, leadership skills and behaviors, current compensation and internal equity. The Talent and Compensation Committee considers changes in the base salaries of our NEOs annually and in connection with promotions and, in 2025, all of the NEOs received annual merit increases in their base salary, ranging from approximately 3.4% to 11%, which were effective April 1, 2025, and were based on the factors discussed above. In addition, in May 2025, the base salary for (i) Ms. Cook-Nelson was further increased as a result of her promotion from Executive Vice President and Chief Nuclear Officer to her current position of Executive Vice President and Chief Operating Officer and (ii) Mr. Dinelli was further increased as a result of his promotion from Chief Operating Officer, Nuclear Operations to his current position of Executive Vice President and Chief Nuclear Officer, in each case, considering market data as well as the compensation received by the predecessors in their roles.
The following table sets forth the 2024 and 2025 annual base salaries for our NEOs, after adjusting for the annual merit increases and promotion increases, as applicable:

NEO	2024 Base Salary	2025 Base Salary
Andrew S. Marsh	$1,250,000	$1,300,000
Kimberly A. Fontan	$706,250	$748,625
Marcus V. Brown	$791,754	$819,465
Kimberly Cook-Nelson[1]	$660,000	$745,000
John C. Dinelli[1]	$442,374	$625,000
1Following the annual merit increase and prior to their subsequent salary increases relating to their promotions to their current positions in May 2025, the base salaries of Ms. Cook-Nelson and Mr. Dinelli were $732,600 and $457,545, respectively.
Annual Incentive Compensation
Our NEOs are eligible for annual incentive awards pursuant to the executive annual incentive program. The maximum funding available for the program is determined by a payout factor referred to as the Entergy Achievement Multiplier (EAM). Each year, after a review of the Company’s strategic plan, the Talent and Compensation Committee engages in a rigorous process to determine the performance measures and the minimum, target and maximum performance goals for each measure that will be used to determine the EAM. The Talent and Compensation Committee also annually establishes target opportunities, as a percentage of base salary, for each NEO.
The 2025 target opportunities for Mr. Marsh and Ms. Fontan were increased as compared to 2024 from 130% to 135% and from 85% to 90%, respectively, to align more closely with market median due to their increased tenure in their roles and performance to date in their roles. The target opportunity for each of Mr. Marsh and Ms. Fontan was originally positioned below market median in accordance with the Company’s compensation philosophy for newly promoted executive officers. The target opportunities for Ms. Cook-Nelson and Mr. Dinelli were also increased from 75% to 80% and from 60% to 65%, respectively, as a result of their promotions to their current positions, effective May 1, 2025. The target opportunity for Mr. Brown remained at the same level as was established for 2024.
Each January, after the end of the fiscal year, the Finance and Talent and Compensation Committees jointly review the Company’s results, and the Talent and Compensation Committee determines the EAM based on the payout factor against the target for each performance measure goal. The Talent and Compensation Committee retains discretion to modify the EAM based on its assessment of the degree of management’s success in achieving the Company’s strategic objectives during the year, taking into account the business and operating environment.

54	| Entergy 2026 Proxy Statement

Executive Officer Compensation
Individual executive officer annual incentive awards are determined based on the Talent and Compensation Committee’s consideration of not only each executive officer’s role in executing the Company’s strategies and delivering the financial and operational performance achieved, but also the individual’s accountability for any challenges and achievements the Company experienced during the year.
2025 Annual Incentive Program Performance Measures and Methodology
The measures that the Talent and Compensation Committee approved to determine the EAM for 2025 were: ETR Adjusted EPS; Adjusted FFO/Debt Ratio; Safety; Customer NPS; and Talent, Culture and Commerce, with ETR Adjusted EPS being the most heavily weighted at 60% and the remaining measures each weighted at 10%. The performance measures for the 2025 annual incentive program awards were determined by the Talent and Compensation Committee in December 2024, with the Talent, Culture and Commerce measure and goals being finalized by the committee at its March 2025 meeting.
Minimum, target and maximum performance goals were established for each of the measures, with no payout for results less than the designated minimum, a 25% payout opportunity for results at the minimum, a 100% payout opportunity for results at target, and a 200% payout opportunity for results equal to or exceeding the maximum. Payout opportunities for results between the minimum and target, and target and maximum performance achievement levels, respectively, were determined by straight line interpolation, with the EAM result being determined formulaically by the weighted average of the payouts determined for each of the performance measures.
Quantitative Performance Measures
All the performance measures used to determine the EAM except for the Talent, Culture and Commerce performance measure are purely quantitative measures. Following are summary descriptions of each of the quantitative performance measures, including the rationale for their selection and target goals set for 2025:

Measure	Rationale	Goal
ETR Adjusted EPS
•Non-GAAP measure, which is the earnings measure by which we provide external guidance, adjusted to eliminate the effects of: (i) major storms, including the adjustment to total debt for pending securitizations; (ii) resolutions during the year of certain unresolved regulatory litigation matters; (iii) income tax law changes; and (iv) any adjustments to contributions to qualified and non-qualified pension investments or trusts related to post-retirement benefits that are elective and above or below plan assumptions (collectively, the Pre-Determined Exclusions)

•Based on an objective financial measure that we and our investors consider to be important in evaluating our financial performance
•Based on the same measure we use for internal and external financial reporting
•Provides both discipline and transparency

•Target performance was set above prior year target and actual performance and was set to equal management’s expectation for ETR Adjusted EPS as reflected in the Company's financial plan, or $3.85 per share
•Minimum performance (also set above prior year actual performance): $3.75 per share
•Maximum performance: $3.95 per share

Entergy 2026 Proxy Statement |	55

Executive Officer Compensation

Measure	Rationale	Goal
Adjusted FFO/Debt Ratio
•Non-GAAP measure, which is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital, 50% of interest on hybrid debt instruments, securitization regulatory charges, and the Pre-Determined Exclusions to (ii) total consolidated debt, excluding current and pending securitization debt and 50% of principal of hybrid debt instruments, in each case calculated to reflect rating agency treatment of interest and principal on the Company’s junior subordinated debentures

•Helps emphasize the importance of managing capital and operations and maintenance (O&M) spending, which directly impacts this metric
•Key measure evaluated by credit rating agencies
•Management of cash flows enables the Company to strengthen its balance sheet, which reduces borrowing costs and supports affordability for customers

•Target performance was set equal to 14.6%, which was believed to be a reasonable stretch goal because it exceeded the projected Adjusted FFO/Debt Ratio forecast as reflected in the Company's financial plan
•Minimum performance: 14.1%
•Maximum performance: 15.1%

56	| Entergy 2026 Proxy Statement

Executive Officer Compensation

Measure	Rationale	Goal
Safety
•Quantitative measure based on the Company's Serious Injury and Fatality (SIF) count as defined by the Edison Electric Institute (EEI), the Company's Total Recordable Incident Rate (TRIR), the Company's priority pole replacement and the Company's vegetation trimming backlog, with the results of the SIF and TRIR sub-metrics each being weighted at 1/3 and the results of the remaining two sub-metrics each being weighted at 1/6
◦SIF count is the number of Entergy employee and contractor serious injuries and fatalities over a one-year period, with employee and contractor targets and results combined to arrive at reported results and one fatality automatically setting the sub-metric to zero
◦TRIR is based on Occupational Safety and Health Administration reporting guidelines and measures the number of work-related injuries and illnesses per 100 full-time employees over a one-year period
◦Priority Pole Replacement is based on the number of high priority (P1) poles remaining in backlog for longer than six months at the end of the performance period
◦Vegetation Trimming Backlog is based on the reduction of overdue vegetation miles in backlog over the performance period

•The SIF and TRIR goals support our goal of maintaining a safe and incident-free workplace for all of our employees and contractors
•TRIR is a target that can be impacted by everyone since not all employees are exposed to high energies that could lead to SIF events
•Improvements in TRIR are associated with improvements in enterprise safety culture, which should contribute to a reduction in SIF events
•The priority pole replacement and the vegetation trimming backlog sub-metrics were incorporated in 2025 because they directly impact public safety and system reliability, consistent with our commitment to reducing risks and improving system performance

SIF count
•Target performance was set at 2 SIFs, which equates to top quartile performance among electric utilities for 2025, as reported by the EEI
•No payout if any fatalities
TRIR
•Target performance was set at 0.38, which represents an improvement from the 2024 result of 0.41 and equates to 2/3 of the distance between 2024 performance and top decile in EEI benchmarking
Priority Pole Replacement
•Target performance was set to equal a monthly average of less than 10 high priority replacement poles in backlog
Vegetation Trimming Backlog
•Target performance was set to equal a 5% reduction of vegetation trimming backlog

Entergy 2026 Proxy Statement |	57

Executive Officer Compensation

Measure	Rationale	Goal
Customer NPS
•Quantitative measure based on a benchmark blind survey process for residential and business customers and a custom survey for large commercial and industrial (C&I) customers, with the final result determined based on a composite of relative quartile ranking for residential and business customers and a numerical score for large C&I customers, equally weighted
◦The blind survey of residential and business customers asks how likely they are to recommend Entergy, on a scale of 0 to 10
◦The NPS is the percentage of promoters (scores 9-10) less the percentage of detractors (scores of 6 or less)
◦A custom survey is used to determine large C&I NPS because a satisfactory benchmark survey is not available

•Incentivizes actions that drive positive customer outcomes (as measured through customer feedback), including impacts on reliability improvements, responsiveness, price/affordability and brand/reputation
•Signals overall health and loyalty of our customer relationships

Residential and Business NPS
•Target performance goals are designed to set a trajectory towards long-term, first quartile customer NPS among industry peers based on achievable near-term outcomes
•For Residential NPS, target performance was set at a rank equating to the top of the second quartile
•For Business NPS, target performance was set at a rank equating to first quartile

Large C&I NPS
•Target performance was set at a one point improvement from the 2024 rank

Qualitative Performance Measure

Talent, Culture and Commerce
The Talent, Culture and Commerce measure is an overall qualitative assessment of talent, culture and commerce outcomes determined by a combination of qualitative assessments and quantitative key performance indicators. Qualitative assessments include succession planning; leadership training; employee development; inclusion and organizational health programs; and programs on economic development and supply chain outreach. Quantitative key performance indicators are compared to external benchmarks and include voluntary regrettable turnover (i.e., voluntary termination of employees whose most recent performance rating is exceptional or exceeds); inclusive climate survey results; and local supplier managed spend.
The Talent, Culture and Commerce measure was used in the annual incentive program because:
•It reinforces our commitment to offer a work environment that is welcoming to all and which allows us to attract and retain superb talent supporting the execution of our strategy.
•It rewards progress toward developing and retaining a workforce with a wide variety of backgrounds, experiences and perspectives and maintaining our commitment to hiring and retaining the most qualified employees.
•It drives an engaged workforce, customer-centric service and solutions, enhancement of owner value, and community partnerships.
•It supports our efforts to incorporate local suppliers, which benefits the communities we serve and helps us build a stronger, healthier and more resilient supply chain.

58	| Entergy 2026 Proxy Statement

Executive Officer Compensation
2025 Annual Incentive Program Target Performance Goal Considerations
In determining the targets for 2025, the Talent and Compensation Committee reviewed anticipated drivers and risks to the Company’s expectations for ETR Adjusted EPS and Adjusted FFO/Debt Ratio for 2025 as set forth in the Company’s financial plan, as well as factors driving the strong financial performance achieved in 2024. The Talent and Compensation Committee noted that the proposed plan targets for ETR Adjusted EPS reflected year-to-year growth in the core earnings measure underlying the annual incentive program target consistent with the Company's stated objective at the beginning of the year of steady, predictable growth in ETR Adjusted EPS at a compound annual rate greater than 8% estimated through 2028. The Talent and Compensation Committee also considered the potential impact of a wide range of identified risks and opportunities and confirmed that the annual incentive program targets for each of the performance measures reflected a reasonable balancing of such risks and opportunities and an appropriate degree of challenge. The goals were designed to be achievable but also to require the strong coordinated performance of the management team.
2025 Annual Incentive Program Performance Assessment
In January 2026, the Finance and Talent and Compensation Committees jointly reviewed the Company’s financial and operational results and assessed management’s performance against the performance measures and goals described above in order to determine the EAM. The following table summarizes the annual incentive program performance goals and results for 2025:

	Performance Goals and Results
Performance Measure	Weighting	Minimum	Target	Maximum	2025 Results	Payout Factor
ETR Adjusted EPS ($)[1]	60%	3.75	3.85	3.95	3.91	156%
Adjusted FFO/Debt Ratio[2]	10%	14.1%	14.6%	15.1%	15.2%	200%
Safety[3]	10%	SIF: 4 TRIR: 0.45 P1 Poles: <20 Veg. Miles: 3% (605)	SIF: 2 TRIR: 0.38 P1 Poles: <10 Veg. Miles: 5% (1,008)	SIF: 1 TRIR: 0.35 P1 Poles: 0 + 1,200 P2 poles replaced Veg. Miles: 7% (1,411)	SIF:12 TRIR: 0.46 P1 Poles: 3 Veg. Miles: 1,630	50%
Customer NPS[4]	10%	Residential: 48 (2nd quartile) Business: 37 (2nd quartile) Large C&I: 49	Residential: 25 (top of 2nd quartile) Business: 19 (1st quartile) Large C&I: 50	Residential: 24 (1st quartile) Business: 15 (midway to top decile) Large C&I: 51	Residential: 20 (1st quartile) Business: 14 (1st quartile) Large C&I: 55	200%
Talent, Culture and Commerce	10%	(Qualitative assessment)				104%
EAM[5]	100%					149%
1ETR Adjusted EPS is a non-GAAP financial measure. See Appendix A for information regarding GAAP and non-GAAP financial measures.
2The Adjusted FFO/Debt Ratio, a non-GAAP measure, is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital (including deferred fuel), securitization regulatory charges, 50% of interest on hybrid debt instruments and the Pre-Determined Exclusions to (ii) total consolidated debt, excluding current and pending securitization debt and 50% of principal of hybrid debt instruments, in each case calculated to reflect rating agency treatment of interest and principal on the Company’s junior subordinated debentures.

Entergy 2026 Proxy Statement |	59

Executive Officer Compensation
3For 2025, the Safety measure calculation was based on four sub-metrics: the Company's TRIR; the Company's SIF count as defined by EEI; the Company's priority pole replacement; and the Company's vegetation trimming backlog, with results of the SIF and TRIR sub-metrics being weighted at 1/3 each and the results of the remaining two sub-metrics being weighted at 1/6 each. The committees assessed management’s performance at below minimum (0%) on each of the SIF and TRIR sub-metrics, 100% of target on the priority replacement pole sub-metric, and 200% of target on the vegetation trimming backlog sub-metric, resulting in an overall payout factor of 50% for the Safety measure.
4For 2025, the Customer NPS measure was calculated based on equally weighted categories of residential, business and large C&I Customer NPS scores.
5Reflects the EAM as a percentage of target and as calculated in accordance with the annual incentive program.
In assessing the Talent, Culture and Commerce measure, the committees performed a qualitative assessment of management’s performance in the areas of talent, culture and commerce, informed by certain key performance indicators and quantitative measures described above. In evaluating talent-related outcomes, which were collectively weighted at 40% of the Talent, Culture and Commerce measure, the committees assessed management's performance at 153% of target on voluntary turnover of highly rated employees and 100% of target on succession planning, leadership training and employee development initiatives. In evaluating culture-related outcomes, which were collectively weighted at 40% of the Talent, Culture and Commerce measure, the committees assessed management's performance at 25% of target on the Company’s inclusive climate score and 100% of target on inclusion and organizational health initiatives. In evaluating commerce-related outcomes, which were collectively weighted at 20% of the Talent, Culture and Commerce measure, the committees assessed management's performance at 155% of target on local supplier managed spend and 125% of target on economic development and supply chain outreach initiatives. This resulted in an assessment of 104% of target overall for the Talent, Culture and Commerce performance measure.
To determine the individual NEO annual incentive program awards, the Talent and Compensation Committee considered individual performance in executing on the Company’s strategies, including its large customer growth strategy, and delivering the strong financial performance and operational successes achieved in 2025, as well as the executive’s success in achieving individual goals within the executive’s scope of responsibilities. With these considerations in mind, the Talent and Compensation Committee approved the following annual incentive payouts to each of the NEOs, ranging from 149% to 155% of target.

NEO	Year-End Base Salary	Target as Percentage of Year-End Base Salary	2025 Target Award[1]	Payout as Percentage of Target[1]	2025 Annual Incentive Award
Andrew S. Marsh	$1,300,000	135%	$1,755,000	149%	$2,614,950
Kimberly A. Fontan	$748,625	90%	$673,763	155%	$1,044,333
Marcus V. Brown	$819,465	80%	$655,572	149%	$976,802
Kimberly Cook-Nelson	$745,000	80%	$596,000	149%	$864,920
John C. Dinelli	$625,000	65%	$406,250	150%	$542,635
1     Based on performance against the performance measures, the NEOs could earn a payout ranging from 0%-200% of their target opportunity. For Ms. Cook-Nelson and Mr. Dinelli, the payout is stated as a percentage of the officer’s pro-rated incentive target, which was determined based on the period of time served in each of the positions held by such officer during the year and the base salary and target percentage for each such position.
Long-Term Incentive Compensation
Long-term incentive compensation delivered in shares of Entergy common stock represents the largest portion of executive officer compensation. We believe the combination of long-term incentives we employ provides a compelling performance-based compensation opportunity, is effective at

60	| Entergy 2026 Proxy Statement

Executive Officer Compensation
retaining our strong senior management team, and aligns the interests of our executive officers with the interests of our shareholders and customers by enhancing our executive officers' focus on the Company’s long-term goals.
For each NEO, a target dollar value is established to determine that NEO’s long-term incentive awards. The long-term incentive award target value for each NEO is determined based on utility industry and general industry market median compensation data for the officer’s role, as applicable, adjusted to reflect internal equity and individual performance, including each NEO's degree of success in achieving various strategic, operational and regulatory objectives and in overcoming certain challenges that arose in the business during the course of the year.
2025 Long-Term Incentive Compensation Mix
In February 2025, the Talent and Compensation Committee approved the 2025 long-term incentive award values for each NEO. This value was then converted into the number of performance units, stock options and shares of restricted stock granted to each NEO based on an allocation of 60% performance units, 20% stock options and 20% restricted stock.

NEO	Long-Term Incentive Target Grant Date Value[1] (as of February 6, 2025)	2025–2027 Target PUP Performance Units	Stock Options	Shares of Restricted Stock
Andrew S. Marsh[2]	$8,599,377	48,282	94,520	20,600
Kimberly A. Fontan	$1,908,215	10,714	20,974	4,571
Marcus V. Brown[3]	$1,647,871	9,252	18,111	3,948
Kimberly Cook-Nelson	$1,373,974	7,714	15,101	3,292
John C. Dinelli[4]	$960,609	6,510	7,137	1,556
1    Due to fluctuations in stock price, grant date value may differ from the value on the date the long-term incentive award target dollar values are established for each NEO.
2    The target value of Mr. Marsh’s long-term incentive award granted in February 2025 was increased from the grant he received in 2024 to better align his total compensation with market level compensation and recognize his and our Company’s strong performance.
3    The target value of Mr. Brown’s long-term incentive award granted in February 2025 was increased from the grant he received in 2024 to maintain his positioning with the market.
4    In connection with Mr. Dinelli's promotion in May 2025 and as provided for by his initial grant letters, Mr. Dinelli received a pro-rated upward adjustment in the number of target performance units awarded, for the performance periods that were open at the time of his promotion, including the 2025 – 2027 PUP performance period. The targeted PUP units for Mr. Dinelli for the 2025 – 2027 performance period were increased from 3,646 to 6,510.
All the performance units, shares of restricted stock and stock options granted to our NEOs in 2025 were granted pursuant to the 2019 Omnibus Incentive Plan (2019 OIP). The 2019 OIP requires a “double trigger,” meaning both a change in control of the Company and an involuntary job loss without cause or a resignation by the NEO for good reason within 24 months following the change in control, for accelerated vesting of these awards upon a change in control.

Entergy 2026 Proxy Statement |	61

Executive Officer Compensation
Performance Units
Our executive officers are issued performance unit awards under the PUP with payout opportunities established by the Talent and Compensation Committee at the beginning of each three-year performance period. The PUP specifies minimum, target and maximum performance goals, the achievement of which determines the number of performance units that may be earned by each participant.
2025–2027 PUP Performance Measures and Goals
For the 2025–2027 PUP, the Talent and Compensation Committee chose to use the same two performance measures used in the 2024-2026 PUP to determine PUP payouts: Relative TSR and Environmental Stewardship.
Relative TSR:
The Talent and Compensation Committee continued to use Relative TSR as a PUP performance measure because it reflects the Company’s creation of shareholder value relative to other electric utilities included in the Philadelphia Utility Index over the performance period. By measuring performance in relation to an industry benchmark, this measure is intended to isolate, and reward management for, the creation of shareholder value that is not driven by events that affect the industry as a whole.
The Talent and Compensation Committee identified the Philadelphia Utility Index as the appropriate industry peer group for determining Relative TSR because the companies included in this index, in the aggregate, are viewed as comparable to the Company in terms of business and scale.
Minimum, target and maximum performance goals are determined by reference to the ranking of Entergy’s TSR in relation to the TSR of the companies in the Philadelphia Utility Index.
Environmental Stewardship:
The Talent and Compensation Committee continued to use the Environmental Stewardship measure, which was first introduced into the PUP for the 2024–2026 performance period, because:
•It measures progress towards quantitative goals that align with desired customer and owner outcomes for clean energy, reliable operation and reduced storm restoration costs.
•It aligns with interests of regulators to see positive outcomes from capital investments in managing both transition and physical risk.
The Environmental Stewardship measure consists of two components designed to capture the key dimensions of Entergy's current efforts to respond to climate change:
•A Climate Resilience component, sub-weighted at 60%, which is focused on reduction in storm restoration costs attributable to completed infrastructure improvement investments.
•A Carbon-Free Generation component, sub-weighted at 40%, which is focused on generation of electricity from carbon emission-free sources as compared to the Company's projection for the 2025–2027 performance period.
A Carbon Capture Modifier applies to the Carbon-Free Generation component in the range of -9% to +9% based on the Talent and Compensation Committee's assessment of achievement (or lack of achievement) of specific carbon capture and storage (CCS) objectives, subject to CCS continuing to be a viable, competitive option.

62	| Entergy 2026 Proxy Statement

Executive Officer Compensation
In December 2024, the Talent and Compensation Committee established the following goals for the 2025–2027 PUP performance measures:

Performance Measures[1]	Weighting	Goals[2]
Relative TSR	80%	Minimum (25%) – Bottom of 3rd quartile Target (100%) – Median Maximum (200%) – 1st quartile
Environmental Stewardship	20%
Climate Resilience (60%)[3]
2025: Minimum – 1%; Target – 3%; Maximum – 8%
2026: Minimum – 4%; Target – 9%; Maximum – 14%
2027: Minimum – 6%; Target – 11%; Maximum – 16%
Carbon-Free Generation (40%)[4]
Minimum – 133,200 GWh
Target – 139,000 GWh
Maximum – 144,800 GWh

1Payouts for performance between achievement levels are calculated using straight-line interpolation, with no payouts for performance below the minimum achievement level with respect to the applicable performance measure, and payouts capped at the maximum achievement level with respect to the applicable performance measure.
2There is no payout if the Relative TSR falls within the lowest quartile of the peer companies in the Philadelphia Utility Index and if both Climate Resilience and Carbon-Free Generation are below the minimum achievement levels.
3The achievement levels established for the Climate Resilience sub-metric are based on annual restoration cost reduction impacts of projects scheduled to be completed with funding under the financial plan based on a model approved by the Talent and Compensation Committee in December 2024.
4The goals for the Carbon-Free Generation sub-metric are based on cumulative GWhs generated over the three year period. The result of the Carbon-Free Generation sub-metric is subject to a carbon capture modifier in the range of -9% to +9% of the Carbon-Free Generation component based on the Talent and Compensation Committee's assessment of progress toward specific CCS objectives, subject to CCS continuing to be a viable, competitive option.

Entergy 2026 Proxy Statement |	63

Executive Officer Compensation
2023–2025 PUP Performance Measures, Goals and Payouts
In December 2022, the Talent and Compensation Committee chose Relative TSR and Adjusted FFO/Debt Ratio as the performance measures for the 2023–2025 PUP, with Relative TSR weighted 80% and Adjusted FFO/Debt Ratio weighted 20%. In January 2023, the Talent and Compensation Committee established the following minimum, target and maximum performance goals for the 2023–2025 PUP performance measures:

Performance Measures[1]	Weighting	Goals[2]
Relative TSR	80%	Minimum (25%) – Bottom of 3rd quartile Target (100%) – Median Maximum (200%) – 1st quartile
Adjusted FFO/Debt Ratio[3]	20%
2023:
Minimum (25%) – 14.0%
Target (100%) – 14.5%
Maximum (200%) – 15.5%
2024:
Minimum (25%) – 14.0%
Target (100%) – 15.0%
Maximum (200%) – 16.0%
2025:
Minimum (25%) – 14.0%
Target (100%) – 15.0%
Maximum (200%) – 16.0%

Modifier of ±10 basis points for a favorable or unfavorable change in the Company's corporate credit outlook and ±20 basis points for an upgrade or downgrade in the corporate credit rating for the Company, with a maximum adjustment of ±20 basis points

1Payouts for performance between achievement levels are calculated using straight-line interpolation. There is no payout for performance below the minimum achievement level and payouts are capped at 200% for performance at or above the maximum achievement level.
2There is no payout if the Relative TSR falls within the lowest quartile of the peer companies in the Philadelphia Utility Index and the FFO/Debt Ratio is below the minimum achievement level.
3The Adjusted FFO/Debt Ratio, a non-GAAP measure, is the ratio of: (i) adjusted funds from operations calculated as consolidated operating cash flow adjusted for allowance for funds used during construction, working capital, excluding securitization regulatory charges, and the Pre-Determined Exclusions to (ii) total consolidated debt, excluding current and pending securitization debt, in each case calculated to reflect rating agency treatment of interest and principal on the Company’s junior subordinated debentures. The Adjusted FFO/Debt Ratio is evaluated on an annual basis against the target set for each year, which, for 2023, was 14.5%, and for both 2024 and 2025, was 15.0%. The annual results are then averaged to determine the Adjusted FFO/Debt Ratio overall result, which is then further adjusted by the modifier described above. The Talent and Compensation Committee decided to calculate the Adjusted FFO/Debt Ratio in a manner consistent with the rating agency treatment of such debt, as updated in early 2024, in order to ensure that management’s incentives remained aligned with the goal of optimizing the Company's capital structure while maintaining its credit rating.
In January 2026, the Talent and Compensation Committee reviewed the Company’s Relative TSR and Adjusted FFO/Debt Ratio for the 2023–2025 performance period in order to determine the vesting level of the 2023–2025 PUP. The Talent and Compensation Committee compared the Company’s TSR against the TSR of the companies that were included in the Philadelphia Utility Index as of the last day of the year preceding the beginning of the three-year performance period, which were (in addition to Entergy):

64	| Entergy 2026 Proxy Statement

Executive Officer Compensation

AES Corporation	Edison International
Ameren Corporation	Eversource Energy
American Electric Power Co. Inc.	Exelon Corporation
American Water Works Company, Inc.	FirstEnergy Corporation
CenterPoint Energy Inc.	NextEra Energy, Inc.
Consolidated Edison Inc.	Pinnacle West Capital Corporation
Constellation Energy Corporation	Public Service Enterprise Group Inc.
Dominion Energy, Inc.	Southern Company
DTE Energy Company	WEC Energy Group, Inc.
Duke Energy Corporation	Xcel Energy, Inc.

As recommended by the Finance Committee, the Talent and Compensation Committee concluded that the Company’s Relative TSR for the 2023–2025 PUP was in the 1st quartile, resulting in an achievement level of 200% of target, and that the Adjusted FFO/Debt Ratio was 14.3% for 2023, 15.0% for 2024 and 17.2% for 2025, plus an upward adjustment of 10% due to the Company's improved credit outlook in 2024, resulting in an achievement level of 132% of target. These results yielded an overall payout of 186% of target for the NEOs.

NEO	2023–2025 Target Performance Units	Number of Shares Issued[1]	Value of Shares Actually Issued[2]	Grant Date Fair Value[3]
Andrew S. Marsh	61,790	123,558	$11,820,865	$3,899,382
Kimberly A. Fontan	13,954	27,903	$2,669,499	$880,595
Marcus V. Brown	14,690	29,374	$2,810,301	$927,042
Kimberly Cook-Nelson	9,966	19,928	$1,906,566	$628,954
John C. Dinelli[4]	5,230	10,366	$991,758	$330,065
1Includes accrued dividend equivalents.
2Value determined based on the closing price of our common stock on January 15, 2026 ($95.67), the date the Talent and Compensation Committee certified the 2023–2025 PUP results.
3Represents the aggregate grant date fair value calculated in accordance with applicable accounting rules.
4Mr. Dinelli experienced a change in officer status in 2025, and accordingly, his target award opportunity was increased for the 2023-2025 performance period, as provided for by his grant letters. The targeted PUP units for Mr. Dinelli for the 2023-2025 performance period was increased from 4,336 to 5,230 in connection with his promotion.
Stock Options and Restricted Stock
We grant stock options and shares of restricted stock as part of our long-term incentive compensation mix because they align the interests of our executive officers with long-term shareholder value, provide competitive compensation, and increase our executives’ ownership in our common stock. Generally, stock options are granted annually on a pre-established schedule with a maximum term of ten years and vest one-third on each of the first three anniversaries of the date of grant. The exercise price for each option granted in February 2025 was $82.79, which was based on the closing price of Entergy’s common stock on the date of grant. Shares of restricted stock vest one-third on each of the first three anniversaries of the date of grant, are paid dividends which are reinvested in shares of Entergy common stock, and have full voting rights. The dividend reinvestment shares are subject to the same vesting conditions as the underlying shares of restricted stock.

Entergy 2026 Proxy Statement |	65

Executive Officer Compensation
Pre-Determined Exclusions
The Pre-Determined Exclusions for the 2025 annual incentive program EAM and for the 2023–2025 PUP included effects of: (i) major storms, including the adjustment to total debt for pending securitizations; (ii) resolutions during the year of certain unresolved regulatory litigation matters; (iii) income tax law changes; and (iv) any adjustments to contributions to qualified and non-qualified pension investments or trusts related to post-retirement benefits that are elective and above or below plan assumptions. The Pre-Determined Exclusions are calculated using plan assumptions at the time the target is set.
The Talent and Compensation Committee also considered, both at the time it chose ETR Adjusted EPS and the Adjusted FFO/Debt Ratio as the 2025 EAM performance measures and at the time it chose the Adjusted FFO/Debt Ratio as a performance measure in the 2023–2025 PUP, as well as when it was establishing the targets for these measures, the appropriateness of excluding the effect of each of the specific Pre-Determined Exclusions it had identified. It viewed the exclusion of major storms as appropriate because although the Company includes estimates for minor storm costs in its financial plan, it does not include estimates for a major storm event, such as a hurricane, given management’s inability to control or predict acts of nature. The Talent and Compensation Committee considered the exclusion of the effects of any unanticipated changes in income tax law to be appropriate because of the inability of management to impact those results. It approved the exclusion of elective adjustments to Company contributions to pension and post-retirement benefit plan trusts because such elective adjustments are not viewed as reflective of the underlying performance of the business. The Talent and Compensation Committee approved the exclusion for the impact of certain unresolved legacy regulatory litigation primarily because of management’s inability to influence the related outcomes.
Health, Welfare, Retirement and Other Benefit Elements
Entergy’s NEOs are eligible to participate in or receive the following benefits:

Plan Type	Description
401(k)	Company-sponsored 401(k) Savings Plan that covers a broad group of employees and provides for an employer matching contribution.
Health & Wellness Benefits
Medical, dental and vision coverage, health care and dependent care reimbursement plans, life and accidental death and dismemberment insurance, business travel accident insurance, and basic long-term disability insurance.
Eligibility, coverage levels, potential employee contributions and other plan design features are the same for the NEOs as for the broad employee population.

2025 Perquisites
Corporate aircraft usage, annual mandatory physical exams, relocation benefits and personal security assessments of the executive team’s residences in 2025. The Board believes that providing these assessments was a reasonable and appropriate business expense and an important component of the Company’s overall risk oversight and security program. The NEOs do not receive tax gross ups on any benefits, except for certain relocation benefits.
For additional information regarding perquisites, see the “All Other Compensation” column in the 2025 Summary Compensation Table.

Deferred Compensation	The NEOs are eligible to defer up to 100% of their base salary and annual incentive awards into the Company-sponsored Executive Deferred Compensation Plan. As of December 31, 2025, none of the NEOs have deferred any amounts under this plan.

66	| Entergy 2026 Proxy Statement

Executive Officer Compensation

Plan Type	Description
Retirement Plans
•Entergy Retirement Plan – a tax-qualified final average pay defined benefit pension plan that covers a broad group of employees hired before July 1, 2014. As used in this Proxy Statement, “Entergy Retirement Plan” refers to the final average pay defined benefit pension plan benefit provided to eligible employees pursuant to the Entergy Corporation Retirement Plan for Non-Bargaining Employees.
•Entergy Corporation Retirement Plan III (Plan III) - a tax-qualified final average pay defined benefit pension plan generally covering certain former employees of the Power Authority of the State of New York (NYPA) who became employees of an Entergy affiliate in connection with Entergy’s acquisition of the James A. Fitzpatrick Nuclear Power Station and the Indian Point 3 Nuclear Power Station on November 21, 2000 (the Transferred NYPA Employees).
•Pension Equalization Plan (PEP) – a non-qualified pension restoration plan for certain highly compensated non-bargaining employees who participate in the Entergy Retirement Plan and Plan III.
•System Executive Retirement Plan (SERP) – a legacy non-qualified supplemental retirement plan for a select group of individuals who became executive officers before July 1, 2014.
See “2025 Pension Benefits” section of this Proxy Statement for additional information regarding the operation of and NEO participation in the plans described above.

Executive Disability Plan	This plan pays eligible individuals a supplemental long-term disability (LTD) benefit if they are disabled and receiving LTD benefits from the broad-based LTD Plan. The benefit payable under this plan is equal to 65% of the difference between their annual base salary and the annual base salary that produces the maximum disability payment under our broad-based LTD plan, which is $15,000.
We provide these benefits to our NEOs as part of our effort to provide competitive executive compensation programs and because we believe these benefits are important retention and recruitment tools since many of the companies with which we compete for executive talent provide similar arrangements to their senior executive officers. In addition, in the case of benefits such as the annual physical examination and the personal security assessment, we provide such benefits because we believe they are in the interests of the Company and its shareholders.
Severance and Retention Arrangements
System Executive Continuity Plan
The Talent and Compensation Committee believes that retention and transitional compensation arrangements are an important part of overall compensation, as they help to secure the continued employment and dedication of our NEOs, notwithstanding any concern that they might have at the time of a change in control regarding their own continued employment. In addition, the Talent and Compensation Committee believes that these arrangements are important as recruitment and retention devices, as many of the companies with which we compete for executive talent have similar arrangements in place for their senior employees.
To achieve these objectives, we have established a System Executive Continuity Plan (Continuity Plan) under which each of the NEOs are entitled to receive “change in control” payments and benefits if such officer’s employment is involuntarily terminated without cause or if the officer resigns for good reason, in each case, in connection with a change in control of the Company. We strive to ensure that the benefits and payment levels under the Continuity Plan are consistent with market practices. Our executive officers, including the NEOs, are not entitled to any tax gross up payments on any severance benefits received under this plan. For more information regarding our severance arrangements, see “Potential Payments Upon Termination or Change in Control.”

Entergy 2026 Proxy Statement |	67

Executive Officer Compensation
Nuclear Retention Plan
Mr. Dinelli participates in the Nuclear Retention Plan, a retention plan for officers and other leaders with expertise in the nuclear industry. The Talent and Compensation Committee authorized this plan to attract and retain key management and employee talent in the nuclear power field, a field that requires unique technical and other expertise that is in great demand in the utility industry. Participation in the plan is limited to regular full-time employees recommended to, and approved for participation by, the Chief Nuclear Officer of Entergy Corporation. Participation in the plan by the Chief Nuclear Officer must be approved by the Talent and Compensation Committee. The plan provides for bonuses to be paid annually over a three-year service period with the bonus opportunity dependent on the participant’s management level and continued employment. Each annual payment is equal to an amount ranging from 10% to 30% of the employee’s base salary as of their date of enrollment in the plan. This plan does not provide for accelerated or pro-rated payouts upon termination of employment.
In accordance with the terms and conditions of the plan, in August 2025, Mr. Dinelli received a cash bonus equal to $127,608 or 30% of $425,360, his base salary as of August 1, 2023, which was the second annual payment under the three-year service period covered by his current Nuclear Retention Plan agreement. Mr. Dinelli is expected to be eligible to receive one final cash bonus payment equal to $127,608 under his current Nuclear Retention Plan agreement in August 2026. The three-year period covered and percentage of base salary paid to Mr. Dinelli under the plan are consistent with the terms of participation of other senior executive officers who participate in this plan.
Non-Qualified Pension Plan
Mr. Brown participates in both the SERP and the PEP but is entitled to receive a benefit from only one of the plans upon his retirement. In 2022, the Company entered into an agreement with Mr. Brown and amended the PEP and the SERP. Pursuant to such agreement and amendments, if certain contingencies are met, the benefit payable to Mr. Brown (or to his surviving spouse) under the SERP when he separates from employment with the Company is fixed and will be determined as if such separation from employment occurred as of November 30, 2022, including the use of final average monthly compensation, service and actuarial assumptions applicable to separations as of such date (the Qualifying Transition Benefit). If Mr. Brown separates from service and the contingencies are not met, then Mr. Brown (or his surviving spouse) will receive the lesser of (i) the previously described benefit amount under the SERP or (ii) the benefit that would have been payable to Mr. Brown under the SERP or the PEP, without regard to the above-described amendments to the SERP and PEP.
On November 6, 2025, the Company announced that Mr. Brown will retire from Entergy in the spring of 2026. In connection with Mr. Brown’s anticipated retirement, the Company granted Mr. Brown permission to retire under the SERP in the spring of 2026 prior to attaining age 65, and upon such retirement Mr. Brown will become entitled to the Qualifying Transition Benefit. However, Mr. Brown’s SERP benefit remains subject to forfeiture in the event of a termination for “Cause” and also remains subject to the forfeiture provisions of Sections 6.01(c) and 6.01(d) of the SERP (relating to certain noncompete and confidentiality obligations).
Risk Mitigation and Other Pay Practices
Recoupment of Compensation (Clawback Provisions)
Under our amended and restated policy regarding the recoupment of certain compensation (Clawback Policy), which exceeds the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd Frank Act), the Company will seek reimbursement of certain compensation from current or former executive officers subject to Section 16 of the Exchange Act (Section 16), including all of the NEOs, where:
•the Company is required to restate its financial statements due to noncompliance with any financial reporting requirement under securities laws; or

68	| Entergy 2026 Proxy Statement

Executive Officer Compensation
•there is a material miscalculation of a performance measure related to incentive compensation, regardless of whether the Company’s financial statements are restated.
In addition, the Company may seek reimbursement of certain compensation from current or former executive officers subject to Section 16, including all of the NEOs, if the Board determines that such executive officer engaged in fraud that resulted in either a restatement of the Company’s financial statements or a material miscalculation of a performance measure relative to incentive compensation. Our clawback policy applies to incentive compensation, including cash or equity-based bonus or incentive or profit-sharing awards paid in respect of the three-year period prior to the year in which the Company is required to prepare such restatement or in respect of the three-year period preceding the material miscalculation. The amount required to be reimbursed is equal to the excess of the gross incentive payment actually paid over the gross payment that would have been paid if the original payment had been determined based on the restated financial results or correct calculation. The Company may enforce all or part of any executive officer’s repayment obligation under the policy by reducing any amounts that may be owed from time-to-time by the Company or any of its subsidiaries to such individual, whether as wages, severance or vacation pay or in the form of any other benefit or for any other reason. In addition, we will seek to recover any compensation received by our CEO and Chief Financial Officer that is required to be reimbursed under the Sarbanes-Oxley Act of 2002 following a material restatement of our financial statements.
In addition to the above-described Clawback Policy, the Board adopted an additional discretionary recoupment policy applicable to all Entergy System companies officers, including the NEOs, that allows recoupment of incentive compensation from an officer who engages in certain detrimental conduct, including (i) commission of a felony or other crime that affects the officer’s ability to perform their duties, (ii) fraud in contravention of the officer’s duties to the enterprise, (iii) unauthorized disclosure of confidential or proprietary information of an Entergy System company or material violation of a material written Entergy System company policy or material agreement between the officer and an Entergy System company in either case that results in, or could have resulted in, termination for Cause as defined in the 2019 OIP or that results in significant financial or operational loss, or significant reputational harm to the Company; and (iv) other conduct that the officer knew or should have known could result in termination for Cause as defined in the 2019 OIP (regardless whether it does) and that results in significant financial or operational loss or significant reputational harm to the Company. The discretionary recoupment policy for detrimental conduct applies to all incentive compensation, including time-based awards, and allows for the claw back of compensation received after the detrimental conduct and within the three-year period preceding the detrimental conduct, provided the recoupment efforts are commenced within five years after the detrimental conduct and before a change in control. The additional discretionary recoupment policy applies to detrimental conduct committed on or after January 26, 2024, the effective date of the policy.
Stock Ownership Guidelines and Share Retention Requirements
We require our NEOs to own our stock to further align their interests with our shareholders’ interests. Stock ownership levels are achieved through ownership of any Entergy shares held by the officer, including shares held in the 401(k) plan, restricted stock, dividends earned on restricted shares during the period of restriction, and restricted stock units. Performance units held under the PUP and stock options, whether vested or unvested, do not count toward achievement of stock ownership levels. Annually, the Talent and Compensation Committee monitors the executive officers’ compliance with these guidelines, with all of the NEOs being in compliance with the applicable ownership guidelines at the time of the most recent annual review. Our ownership guidelines are as follows:

Role	Value of Common Stock to be Owned
CEO	6 x base salary
Executive Vice Presidents	3 x base salary
Senior Vice Presidents	2 x base salary
Vice Presidents	1 x base salary

Entergy 2026 Proxy Statement |	69

Executive Officer Compensation
To facilitate compliance with the guidelines, until an executive officer satisfies the stock ownership guidelines, the officer must retain:
•all net after-tax shares paid out under our PUP;
•all net after-tax shares of our restricted stock and all net after-tax shares received upon the vesting of restricted stock units; and
•at least 75% of the after-tax net shares received upon the exercise of Company stock options.
Trading Controls
The Company has adopted an insider trading policy which is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and which governs the purchase, sale, and/or other dispositions of the Company’s securities, by any directors, officers and employees, the Company and its subsidiaries, and by the Company and the subsidiaries themselves as well as the applicable rules and regulations of the New York Stock Exchange. A copy of the Company’s insider trading policy is filed as Exhibit 19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Executive officers, including the NEOs, are subject to the Company's insider trading policy and thus are required to receive permission from the Company’s General Counsel or his designee prior to entering into any transaction involving Company securities, including gifts, other than an exercise of employee stock options that is not funded through a sale in the market. Employees who are subject to trading restrictions, including the NEOs, are generally only permitted to trade during specified open trading windows beginning shortly after the release of earnings. Employees, including the NEOs, may enter into trading plans under Rule 10b5-1 of the Exchange Act, but these trading plans or any amendment to or termination of an existing plan may be entered into only during an open trading window and must be approved in advance by the Company's General Counsel or his designee.
No Pledging / Hedging
We also prohibit our directors and executive officers, including the NEOs, from pledging any Entergy securities or entering into margin accounts involving Entergy securities. We prohibit these transactions because of the potential that sales of Entergy securities could occur outside trading periods and without the required approval of the General Counsel. In addition, we prohibit our directors and executive officers, including the NEOs, from engaging in any hedging transactions with respect to Entergy securities.
Compensation Consultant Independence
Annually, the Talent and Compensation Committee reviews the relationship with its compensation consultant to determine whether any conflicts of interest exist that would prevent the consultant from independently advising the Talent and Compensation Committee. When assessing the independence of its current compensation consultant, Pay Governance, in 2025, the committee considered the following factors, among others:
•Pay Governance has policies in place to prevent conflicts of interest;
•No member of Pay Governance’s consulting team serving the Corporate Governance or Talent and Compensation Committees has a business relationship with any member of the committees or any of the Company’s executive officers;
•Neither Pay Governance nor any of its principals own any shares of our common stock; and
•The amount of fees paid to Pay Governance is less than 1% of Pay Governance’s total consulting income.
Based on these factors, the Talent and Compensation Committee concluded that Pay Governance is independent in accordance with SEC and NYSE rules and that no conflict of interest exists that would

70	| Entergy 2026 Proxy Statement

Executive Officer Compensation
prevent Pay Governance from independently advising either the Talent and Compensation Committee or the Corporate Governance Committee.
In addition, Pay Governance has agreed that it will not accept any engagement with management without prior approval from the Talent and Compensation Committee, and our Board has adopted a policy that prohibits a compensation consultant from providing other services to the Company if the aggregate amount for those services would exceed $120,000 in any year. During 2025, Pay Governance did not provide any services to Entergy other than the services it performed on behalf of the Talent and Compensation and Corporate Governance Committees, and it worked with Entergy’s management only as directed by those committees.
Annual Compensation Programs Risk Assessment
We monitor the risks associated with our executive compensation programs, as well as the components of our programs and individual compensation decisions, on an ongoing basis. In January 2026, the Talent and Compensation Committee reviewed the results of a study evaluating our compensation programs, including our executive compensation programs, to assess the risk arising from our compensation policies and practices. The committee agreed with the study’s findings that these risks were within our ability to effectively monitor and manage, and that our compensation programs do not encourage unnecessary or excessive risk-taking and do not create risks that are reasonably likely to have a material adverse effect on the Company.
Talent and Compensation Committee Report
The Talent and Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Talent and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
The Talent and Compensation Committee of the Entergy Board of Directors:

Karen A. Puckett, Chair
Gina F. Adams	James F. Caldwell, Jr.
John R. Burbank	Brian W. Ellis

Entergy 2026 Proxy Statement |	71

Executive Officer Compensation
Compensation Tables
2025 Summary Compensation Table
The following table summarizes the total compensation paid to or earned by each of the NEOs for the fiscal year ended December 31, 2025, and, to the extent required by SEC disclosure rules, 2024 and 2023.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Name and Principal Position[1]	Year	Salary[2]	Bonus[3]	Stock Awards[4]	Option Awards[5]	Non-Equity Incentive Plan Compen-sation[6]	Change in Pension Value and Non-qualified Deferred Compen-sation Earnings[7]	All Other Compen-sation[8]	Total	Total Without Change in Pension Value[9]
Andrew S. Marsh Chair of the Board and CEO	2025	$1,286,346	$—	$6,951,893	$1,647,484	$2,614,950	$3,972,100	$279,816	$16,752,589	$12,780,489
	2024	$1,209,615	$—	$5,709,300	$1,481,523	$2,307,500	$2,043,600	$94,837	$12,846,375	$10,802,775
	2023	$1,100,000	$—	$5,159,370	$1,220,557	$1,821,600	$982,400	$89,281	$10,373,208	$9,390,808
Kimberly A. Fontan Executive Vice President and Chief Financial Officer	2025	$737,033	$—	$1,542,638	$365,577	$1,044,333	$880,600	$98,647	$4,668,828	$3,788,228
	2024	$684,375	$—	$1,477,716	$383,422	$876,457	$433,100	$34,937	$3,890,007	$3,456,907
	2023	$625,000	$—	$1,165,112	$275,621	$646,875	$409,600	$31,860	$3,154,068	$2,744,468
Marcus V. Brown Executive Legal Advisor to the CEO	2025	$811,898	$100,000	$1,332,196	$315,675	$976,802	$784,500	$126,455	$4,447,526	$3,663,026
	2024	$783,555	$—	$1,185,567	$307,642	$924,768	$455,800	$67,092	$3,724,424	$3,268,624
	2023	$753,419	$—	$1,226,636	$290,192	$950,104	$731,700	$77,328	$4,029,379	$3,297,679
Kimberly Cook-Nelson Executive Vice President and Chief Operating Officer	2025	$720,749	$—	$1,110,763	$263,210	$864,920	$874,200	$183,900	$4,017,742	$3,143,542
	2024	$643,846	$—	$1,091,699	$283,281	$693,000	$357,400	$40,514	$3,109,740	$2,752,340
John C. Dinelli Executive Vice President and Chief Nuclear Officer	2025	$560,711	$127,608	$1,098,590	$124,398	$542,635	$584,400	$77,769	$3,116,111	$2,531,711
1No compensation information is provided for Ms. Cook-Nelson for 2023, as she was not included as an NEO in our proxy statement for our annual meeting of shareholders in 2024. No compensation information is provided for Mr. Dinelli for 2023 or 2024, as he was not included as an NEO in our proxy statements for our annual meetings of shareholders in 2024 or 2025.
2The amounts in column (c) represent the actual base salary paid to the NEOs in the applicable year. The 2025 changes in base salaries noted in the CD&A were effective in April 2025, with the exception of Ms. Cook-Nelson's and Mr. Dinelli's changes in base salary as a result of their promotions to their current positions, effective May 1, 2025.
3The amount in column (d) represents the cash bonuses paid during the period. The bonus paid to Mr. Dinelli is pursuant to the Nuclear Retention Plan. Additional information about this plan can be found under the heading “Nuclear Retention Plan” in the CD&A. The cash bonus paid to Mr. Brown was to recognize his work serving as Chair of the Super Bowl LIX Host Committee on behalf of Entergy Corporation, the founding sponsor of the Host Committee.
4The amounts in column (e) represent the aggregate grant date fair value of restricted stock, performance units, and restricted stock units granted under the 2019 OIP, each calculated in accordance with FASB ASC Topic 718, without taking into account estimated forfeitures. The grant date fair value of the restricted stock, restricted stock units, and the portion of the performance units attributable to the Adjusted FFO/Debt Ratio (within the 2023–2025 PUP) and the Environmental Stewardship measure (used within the 2024–2026 PUP and 2025–2027 PUP) is determined using the closing price of the Company’s common stock on the date of grant. The grant date fair value of the portion of the performance units attributable to Relative TSR was measured using a Monte Carlo simulation valuation model. The simulation model applies a risk-free interest

72	| Entergy 2026 Proxy Statement

Executive Officer Compensation
rate and an expected volatility assumption. The risk-free interest rate is assumed to equal the yield on a three-year treasury bond on the grant date. Volatility is based on historical volatility for the 36-month period preceding the grant date. The performance units in the table are also valued based on the probable outcome of the applicable performance condition at the time of grant.
The maximum value of shares that would be received if the highest achievement level is attained with respect to both the Relative TSR and Environmental Stewardship measures for performance units granted in 2025 are as follows: Mr. Marsh, $7,994,534; Ms. Fontan, $1,774,024; Mr. Brown, $1,531,946; Ms. Cook-Nelson, $1,277,284; and Mr. Dinelli, $1,954,730.
5The amounts in column (f) represent the aggregate grant date fair value of stock options granted under the 2019 OIP calculated in accordance with FASB ASC Topic 718. For a discussion of the relevant assumptions used in valuing these awards, see Note 12 to the Financial Statements in our Form 10-K for the year ended December 31, 2025.
6The amounts in column (g) represent annual incentive award cash payments made pursuant to the annual incentive program under the 2019 OIP.
7The amounts in column (h) include the annual actuarial change in the present value of the NEOs’ benefits under all pension plans established by the Company using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and include amounts which the NEOs may not currently be entitled to receive because such amounts are not vested. None of the increases for any of the NEOs are attributable to above-market or preferential earnings on non-qualified deferred compensation and includes any amounts which the NEOs may not currently be entitled to receive because such amounts are not vested. See the 2025 Pension Benefits Table of this Proxy Statement for additional information.
8The amounts set forth in column (i) for 2025 include (a) matching contributions by the Company under the Savings Plan to each of the NEOs; (b) dividends and dividend equivalents paid on restricted stock and performance units when vested; (c) life insurance premiums; and (d) perquisites and other compensation as described below. The amounts are listed in the following table:

	Andrew S. Marsh	Kimberly A. Fontan	Marcus V. Brown	Kimberly Cook-Nelson	John C. Dinelli
Company Matching Contribution – Savings Plan	$14,700	$14,700	$14,700	$14,700	$14,700
Dividends and Dividend Equivalents Paid on Vested Restricted Stock and PUP Awards	$231,599	$52,463	$75,271	$41,013	$24,264
Life Insurance Premiums	$4,049	$1,896	$11,484	$4,002	$7,169
Tax Reimbursements	$—	$—	$—	$37,763	$—
Perquisites and Other Compensation	$29,468	$29,588	$25,000	$86,422	$31,636
Total	$279,816	$98,647	$126,455	$183,900	$77,769
9The Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for the applicable year. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. The change in pension value is subject to many external variables, such as interest rates, assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are not related to the Company’s performance and are outside the control of the Talent and Compensation Committee.

Entergy 2026 Proxy Statement |	73

Executive Officer Compensation
Perquisites and Other Compensation
The amounts set forth in column (i) also include perquisites and other personal benefits that we provide to our NEOs as part of providing competitive executive compensation programs and for employee retention. The following perquisites were provided to the NEOs in 2025, for which amounts are included in column (i).

NEO	Personal Security	Executive Physical Exams	Relocation
Andrew S. Marsh	X	X
Kimberly A. Fontan	X	X
Marcus V. Brown	X	X
Kimberly Cook-Nelson	X	X	X
John C. Dinelli	X	X

We require our executive officers who are members of the OCE, including all of the NEOs, to have a comprehensive annual physical exam at our expense, and executive officers may have the occasional personal use of tickets to athletic and cultural events when such tickets are not being used for business purposes, for which there is no incremental cost to the Company.
Personal security assessments were performed on the homes of the Company's senior executive team, including all of the NEOs, as part of a broader initiative to enhance Entergy’s executive protection program. These assessments were designed to identify vulnerabilities, recommend improvements, and establish a consistent security standard for our executives' homes. The cost of these assessments was $25,000 for Mr. Marsh, Ms. Fontan, Mr. Brown and Ms. Cook-Nelson and $28,000 for Mr. Dinelli. The amount reflected as the incremental cost to the Company is based on the amount reimbursed directly to the third-party service provider.
Entergy also provides relocation benefits to a broad base of employees, which include assisting with moving expenses, transportation of household goods and in certain circumstances, assistance with the sale of the employee's existing home. In connection with her promotion to Executive Vice President and Chief Operating Officer, and in accordance with Entergy's relocation policies, we paid $94,491 in relocation expenses for Ms. Cook-Nelson in 2025. The relocation assistance amount reported above represents the amount paid to Entergy’s relocation service provider or Ms. Cook-Nelson, as applicable. If Ms. Cook-Nelson separates from the Company prior to the two-year anniversary of her promotion, certain of Ms. Cook-Nelson's relocation benefits are subject to repayment.
None of the other perquisites referenced above exceeded $25,000 for any of the NEOs.

74	| Entergy 2026 Proxy Statement

Executive Officer Compensation
2025 Grants of Plan-Based Awards
The following table summarizes award grants during 2025 to the NEOs.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts under Equity Incentive Plan Awards (2)
Name	Grant Date		Thresh-old ($)	Target ($)	Maximum ($)	Thresh-old (#)	Target (#)	Maxi-mum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)[3]	All Other Option Awards: Number of Securities Under- lying Options (#)[4]	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards[5]
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Andrew S. Marsh	2/6/25		$—	$1,755,000	$3,510,000
	2/6/25					12,071	48,282	96,564				$5,246,419
	2/6/25								20,600			$1,705,474
	2/6/25									94,520	$82.79	$1,647,484
Kimberly A. Fontan	2/6/25		$—	$673,763	$1,347,525
	2/6/25					2,679	10,714	21,428				$1,164,205
	2/6/25								4,571			$378,433
	2/6/25									20,974	$82.79	$365,577
Marcus V. Brown	2/6/25		$—	$655,572	$1,311,144
	2/6/25					2,313	9,252	18,504				$1,005,341
	2/6/25								3,948			$326,855
	2/6/25									18,111	$82.79	$315,675
Kimberly Cook-Nelson	2/6/25		$—	$596,000	$1,192,000
	2/6/25					1,929	7,714	15,428				$838,219
	2/6/25								3,292			$272,545
	2/6/25									15,101	$82.79	$263,210
John C. Dinelli	2/6/25		$—	$406,250	$812,500
	2/6/25					912	3,646	7,292				$396,182
	5/1/25	[6]				716	2,864	5,728				$311,208
	5/1/25	[6]				862	3,446	6,892				$205,961
	5/1/25	[6]				224	894	1,788				$56,418
	2/6/25								1,556			$128,821
	2/6/25									7,137	$82.79	$124,398
1The amounts in columns (c), (d) and (e) represent minimum, target and maximum payment levels under the annual incentive program. The actual amounts awarded are reported in column (g) of the 2025 Summary Compensation Table.
2The amounts in columns (f), (g) and (h) represent the minimum, target and maximum payment levels under the 2025–2027 PUP. Performance units granted under the 2025–2027 PUP pursuant to the 2019 OIP will vest on December 31, 2027 based on two performance measures—Relative TSR, weighted 80%, and Environmental Stewardship, weighted 20%, as described under “What We Pay and Why – Long-Term Incentive Compensation – 2025 Long-Term Incentive Compensation Mix – Performance Units” in the CD&A. Subject to achievement of performance targets, each unit will be converted into one share of the Company’s common stock on the last day of the performance period for the 2025–2027 PUP (December 31, 2027). Accrued dividends on the shares earned will also be paid in Company common stock.
3The amounts in column (i) represent shares of restricted stock granted under the 2019 OIP. Shares of restricted stock vest one-third on each of the first, second and third anniversaries of the grant date, have voting rights and accrue dividends during the vesting period.
4The amounts in column (j) represent options to purchase shares of the Company’s common stock granted under the 2019 OIP. The options vest one-third on each of the first, second and third anniversaries of the grant date and have a ten-year term from the date of grant.
5The amounts in column (l) are valued based on the aggregate grant date fair value of the award calculated in accordance with FASB ASC Topic 718 and, in the case of the performance units, are based on the probable outcome of the applicable performance conditions. See footnotes 4 and 5 to 2025 Summary Compensation Table for a discussion of the relevant assumptions used in calculating the grant date fair value.
6Mr. Dinelli experienced a change in officer status in 2025, and accordingly, his target award opportunity was increased for the outstanding PUP performance periods, as provided for by his grant letters. The amounts reported in this row reflect the pro-rata adjustment to the applicable PUP performance period.

Entergy 2026 Proxy Statement |	75

Executive Officer Compensation
2025 Outstanding Equity Awards at Fiscal Year-End
The following table summarizes each NEO's outstanding unexercised options, outstanding restricted stock that has not vested, and other equity incentive plan awards outstanding as of December 31, 2025.

	Option Awards						Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)		(j)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Andrew S. Marsh	—	94,520	[1]		$82.79	2/06/2035
	53,072	106,146	[2]		$49.54	1/25/2034
	81,086	40,544	[3]		$54.24	1/26/2033
	50,960	—			$54.80	1/27/2032
	58,392	—			$47.94	1/28/2031
	72,158	—			$65.86	1/30/2030
	90,364	—			$44.60	1/31/2029
	98,000	—			$39.04	1/25/2028
	88,000	—			$35.27	1/26/2027
										96,564	[4]	$8,925,411
										143,004	[5]	$13,217,860
							21,176	[6]	$1,957,298
							20,636	[7]	$1,907,385
							8,640	[8]	$798,595
Kimberly A. Fontan	—	20,974	[1]		$82.79	2/06/2035
	13,734	27,472	[2]		$49.54	1/25/2034
	18,310	9,156	[3]		$54.24	1/26/2033
	9,910	—			$54.80	1/27/2032
	12,800	—			$65.86	1/30/2030
										21,428	[4]	$1,980,590
										37,012	[5]	$3,421,019
							4,698	[6]	$434,236
							5,342	[7]	$493,761
							1,952	[8]	$180,423
Marcus V. Brown	—	18,111	[1]		$82.79	2/06/2035
	—	22,042	[2]		$49.54	1/25/2034
	—	9,640	[3]		$54.24	1/26/2033
										18,504	[4]	$1,710,325
										29,696	[5]	$2,744,801
							4,058	[6]	$375,081
							4,284	[7]	$395,970
							2,055	[8]	$189,944

76	| Entergy 2026 Proxy Statement

Executive Officer Compensation

	Option Awards						Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)		(j)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kimberly Cook-Nelson	—	15,101	[1]		$82.79	2/06/2035
	—	20,296	[2]		$49.54	1/25/2034
	—	6,540	[3]		$54.24	1/26/2033
										15,428	[4]	$1,426,010
										27,344	[5]	$2,527,406
							3,384	[6]	$312,783
							3,947	[7]	$364,821
							1,394	[8]	$128,847
							18,640	[9]	$1,722,895
John C. Dinelli	—	7,137	[1]		$82.79	2/06/2035
	3,948	7,896	[2]		$49.54	1/25/2034
	5,688	2,846	[3]		$54.24	1/26/2033
	10,926	—			$54.80	1/27/2032
										13,020	[4]	$1,203,439
										17,532	[5]	$1,620,483
							1,599	[6]	$147,796
							1,535	[7]	$141,880
							606	[8]	$56,013
1Consists of options granted under the 2019 OIP; 1/3 of the options vested on February 6, 2026, 1/3 will vest on February 6, 2027, and 1/3 will vest on February 6, 2028.
2Consists of options granted under the 2019 OIP; 1/2 of the options vested on January 25, 2026 and the remaining options will vest on January 25, 2027.
3Consists of options granted under the 2019 OIP that vested on January 26, 2026.
4Consists of 2025–2027 PUP performance units granted pursuant to the 2019 OIP that will vest on December 31, 2027 based on two performance measures—Relative TSR, weighted 80% and Environmental Stewardship, weighted 20%, as described under “What We Pay and Why – Long-Term Incentive Compensation – 2025 Long-Term Incentive Compensation Mix – Performance Units” in the CD&A.
5Consists of 2024–2026 PUP performance units granted pursuant to the 2019 OIP that will vest on December 31, 2026 based on two performance measures—Relative TSR, weighted 80%, and Environmental Stewardship, weighted 20%.
6Consists of shares of restricted stock granted under the 2019 OIP; 1/3 of the shares of restricted stock vested on February 6, 2026, 1/3 will vest on February 6, 2027, and 1/3 will vest on February 6, 2028.
7Consists of shares of restricted stock granted under the 2019 OIP; 1/2 of the shares of restricted stock vested on January 25, 2026 and the remaining shares will vest on January 25, 2027.
8Consists of shares of restricted stock granted under the 2019 OIP that vested on January 26, 2026.
9Consists of restricted stock units granted under the 2019 OIP which will vest in two installments of 40% of the units and 60% of the units on February 1, 2027 and August 1, 2029, respectively.

Entergy 2026 Proxy Statement |	77

Executive Officer Compensation
2025 Option Exercises and Stock Vested
The following table provides information concerning each exercise of stock options and each vesting of stock during 2025 for the NEOs.

	Options Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
Andrew S. Marsh	—	$—	166,288	$13,572,998
Kimberly A. Fontan	27,890	$1,033,119	38,029	$3,085,175
Marcus V. Brown	135,694	$3,906,392	41,400	$3,299,295
Kimberly Cook-Nelson	21,160	$806,105	28,012	$2,237,243
John C. Dinelli	13,000	$242,273	14,289	$1,151,324
1Represents the value of performance units which vested under the 2023–2025 PUP (payable solely in shares with value based on the closing stock price of the Company on the date of vesting) under the PUP and the vesting of shares of restricted stock and if applicable, restricted stock units in 2025.

78	| Entergy 2026 Proxy Statement

Executive Officer Compensation
2025 Pension Benefits
The following table shows the present value as of December 31, 2025 of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each NEO, under our retirement plans determined using interest rate and mortality rate assumptions set forth in Note 11 to the Financial Statements in the Annual Report on Form 10-K for the year ended December 31, 2025. The amount of the SERP benefit provided in this table is the present value of the SERP benefit due at age 65 discounted using the interest rates that we used for financial reporting for the non-qualified pension liability at December 31, 2025, with the exception of Mr. Brown as discussed in the footnotes accompanying the table.
Additional information regarding these retirement plans follows this table.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During 2025
Andrew S. Marsh	System Executive Retirement Plan	27.37	$12,099,500	$—
	Entergy Retirement Plan	27.37	$857,700	$—
Kimberly A. Fontan	Pension Equalization Plan	29.56	$2,235,100	$—
	Entergy Retirement Plan	29.56	$907,000	$—
Marcus V. Brown[1,2]	System Executive Retirement Plan	30.74	$11,065,100	$—
	Entergy Retirement Plan	30.74	$1,649,400	$—
Kimberly Cook-Nelson	Pension Equalization Plan	29.35	$2,127,500	$—
	Entergy Retirement Plan	29.35	$950,800	$—
John C. Dinelli[1]	Pension Equalization Plan	35.59	$2,377,200	$—
	Plan III	35.59	$1,617,400	$—
1As of December 31, 2025, Mr. Brown was eligible for early retirement under the Entergy Retirement Plan and Mr. Dinelli was eligible for early retirement under Plan III. Mr. Dinelli's early retirement eligibility also applies to his PEP benefit.
2In 2022, the Company entered into an agreement with Mr. Brown and amended the PEP and the SERP, and pursuant to such agreement and amendments, Mr. Brown (or his surviving spouse) will be entitled to the Qualifying Transition Benefit under the SERP when he separates from employment with the Company if certain contingencies are met. See "Severance and Retention Arrangements – Non-qualified Pension Plan” for additional information on the Qualifying Transition Benefit. If Mr. Brown separates from service and the contingencies are not met, then Mr. Brown (or his surviving spouse) will receive the lesser of (i) the previously described benefit amount under the SERP or (ii) the benefit that would have been payable to Mr. Brown under the SERP or the PEP, without regard to the above-described amendments to the SERP and PEP. On November 6, 2025, the Company announced that Mr. Brown will retire from Entergy in the spring of 2026. In connection with Mr. Brown’s anticipated retirement, the Company granted Mr. Brown permission to retire under the SERP in the spring of 2026 prior to attaining age 65, and upon such retirement Mr. Brown will become entitled to the Qualifying Transition Benefit. However, Mr. Brown’s SERP benefit remains subject to forfeiture in the event of a termination for "Cause" and also remains subject to the forfeiture provisions of Sections 6.01(c) and 6.01(d) of the SERP (relating to certain noncompete and confidentiality obligations).
A summary of the pension benefit plans sponsored by Entergy that our NEOs participated in during 2025 are described in the tables below. Benefits for the NEOs who participate in these plans are determined using the same formulas as for other eligible employees.

Entergy 2026 Proxy Statement |	79

Executive Officer Compensation
Qualified Retirement Benefits
All of our NEOs, except John Dinelli, participate in the Entergy Retirement Plan, a tax-qualified final average pay defined benefit pension plan sponsored by the Company. John Dinelli participates in the Entergy Corporation Retirement Plan III (Plan III), a tax-qualified final average pay defined benefit pension plan sponsored by the Company with slightly different provisions from the Entergy Retirement Plan. Summaries of these plans are provided below. Benefits for the NEOs are determined using the same formulas as for other employees eligible to participate in these plans:

	Entergy Retirement Plan	Plan III
Eligible NEOs	• Andrew S. Marsh • Kimberly A. Fontan • Marcus V. Brown •Kimberly Cook-Nelson	• John C. Dinelli
Eligibility	Non-bargaining employees hired before July 1, 2014.	Generally, the Transferred NYPA Employees
Vesting	A participant becomes vested in the Entergy Retirement Plan upon attainment of at least 5 years of vesting service or upon attainment of age 65 while actively employed by an Entergy system company.	A participant becomes vested in Plan III upon attainment of at least 5 years of vesting service (including certain NYPA service) or upon attainment of age 65 while actively employed by an Entergy system company.
Form of Payment Upon Retirement	Benefits are payable as an annuity or single lump sum distribution.	Benefits are payable only as an annuity.
Retirement Benefit Formula
Benefits are calculated as a single life annuity payable at age 65 and generally are equal to 1.5% of a participant’s Final Average Monthly Earnings (FAME) multiplied by years of service (not to exceed 40).
Earnings for the purpose of calculating FAME generally include the employee’s base salary and eligible annual incentive awards, subject to limitations imposed by the Internal Revenue Code of 1986, as amended (Code), and exclude all other bonuses. Executive annual incentive awards under the Executive Annual Incentive Program are not eligible for inclusion in earnings under this plan.
FAME is calculated using the employee’s average monthly earnings for the 60 consecutive months in which the employee’s earnings were highest during the 120-month period immediately preceding the employee’s retirement and includes up to 5 eligible annual incentive awards paid during the 60-month period, except that executive annual incentive awards are not included in the FAME calculation.

Benefits are calculated as a single life annuity payable at age 65 and generally are equal to the sum of (i) 2% of a participant’s Final Average Monthly Earnings multiplied by years of service (not to exceed 30) and (ii) 1.5% of a participant’s Final Average Monthly Earnings multiplied by service in excess of 30 years, offset by the participant's accrued benefit in the New York State and Local Employees' Retirement System.
Earnings for the purpose of calculating FAME generally includes W-2 wages, subject to limitations imposed by the Internal Revenue Code.
FAME is calculated using the employee’s average monthly earnings for the 36 consecutive months, in which the employee’s earnings were highest.

80	| Entergy 2026 Proxy Statement

Executive Officer Compensation

	Entergy Retirement Plan	Plan III
Benefit Timing[1]
Normal retirement age under the plan is 65.
A reduced terminated vested benefit may be commenced as early as age 55. The amount of this benefit is determined by reducing the normal retirement benefit by 7% per year for the first 5 years commencement precedes age 65, and 6% per year for each additional year commencement precedes age 65.
A subsidized early retirement benefit may be commenced by employees who are at least age 55 with 10 years of service at the time they separate from service. The amount of this benefit is determined by reducing the normal retirement benefit by 2% per year for each year that early retirement precedes age 65.

Normal retirement age under the plan is 65.
A reduced terminated vested benefit may be commenced as early as age 55, subject to a reduction for early commencement dependent on age and years of service at commencement.
An early retirement benefit may be commenced by participants who are at least age 55, subject to a reduction for early commencement dependent on age and years of service at commencement. Participants age 55 or older with at least 30 years of benefit service or age 62 with at least 20 years of benefit service are eligible for an unreduced early retirement benefit.

1 As of December 31, 2025, Mr. Brown was eligible for early retirement under the Entergy Retirement Plan and Mr. Dinelli was eligible for early retirement under Plan III.
Non-qualified Retirement Benefits
The NEOs are eligible to participate in certain non-qualified retirement benefit plans that provide retirement income, including the PEP and the SERP. Each of these plans is an unfunded non-qualified defined benefit pension plan that provides benefits to key management employees. An executive may participate in one or more non-qualified plans but is only paid the amount due under the plan that provides the highest benefit. In general, upon disability, participants in the PEP and the SERP remain eligible for continued service credits until the earliest of recovery, separation from service due to disability, or retirement eligibility. Generally, spouses of participants who die before commencement of benefits may be eligible for a portion of the participant’s accrued benefit under these plans.

	Pension Equalization Plan	System Executive Retirement Plan
Eligible NEOs	• Andrew S. Marsh • Kimberly A. Fontan • Marcus V. Brown •Kimberly Cook-Nelson • John C. Dinelli	• Andrew S. Marsh • Marcus V. Brown
Eligibility[1]	Management or highly compensated employees who participate in the Entergy Retirement Plan and Plan III.	Certain individuals who became executive officers before July 1, 2014.
Form of Payment Upon Retirement	Single lump sum distribution.	Single lump sum distribution.

Entergy 2026 Proxy Statement |	81

Executive Officer Compensation

	Pension Equalization Plan	System Executive Retirement Plan
Retirement Benefit Formula	Benefits generally are equal to the actuarial present value of the difference between (1) the amount that would have been payable as an annuity under the applicable qualified defined benefit pension plan, including executive annual incentive program awards as eligible earnings and without applying the limitations of the Code on pension benefits and earnings that may apply in calculating tax-qualified pension benefits, and (2) the amount actually payable as an annuity under the applicable qualified pension plan.	Benefits generally are equal to the actuarial present value of a specified percentage, based on the participant’s years of service and management level, of the participant’s Final Average Monthly Compensation (which is generally 1/36th of the sum of the participant’s base salary and annual incentive awards for the 3 highest years during the last 10 years preceding separation from service), after first being reduced by the value of the participant’s Entergy Retirement Plan benefit.
Benefit Timing[2]
Payable at age 65.
Benefits payable prior to age 65 are subject to the same reduced terminated vested or early retirement reduction factors as benefits payable under the applicable qualified pension plan as described above.
Payable upon separation from service subject to six-month delay if the participant is a "specified employee" under Code Section 409A.

Payable at age 65.
Prior to age 65, vesting is conditioned on the prior written consent of the officer’s Entergy employer.[3]
Benefits payable prior to age 65 are subject to the same reduced terminated vested or subsidized early retirement reduction factors as benefits payable under the Entergy Retirement Plan as described above. Payable upon separation from service subject to six-month delay if the participant is a "specified employee" under Code Section 409A.

1The SERP was closed to new executive officers effective July 1, 2014. Effective July 1, 2014, no new grants of supplemental service may be provided to participants in the PEP.
2Benefits accrued under the SERP and PEP, if any, will become fully vested if a participant is involuntarily terminated without cause or terminates his or her employment for good reason in connection with a change in control with payment generally made in a lump-sum payment as soon as reasonably practicable following the first day of the month after the termination of employment, unless subject to a six month delay under Code Section 409A.
3On November 6, 2025 the Company announced that Mr. Brown will retire from Entergy in the spring of 2026. In connection with Mr. Brown’s anticipated retirement, the Company granted Mr. Brown permission to retire under the SERP in the spring of 2026 prior to attaining age 65, and upon such retirement Mr. Brown will become entitled to the Qualifying Transition Benefit described above in "Severance and Retention Arrangements – Non-qualified Pension Plan." However, Mr. Brown’s SERP benefit remains subject to forfeiture in the event of a termination for "Cause" and also remains subject to the forfeiture provisions of Sections 6.01(c) and 6.01(d) of the SERP (relating to certain noncompete and confidentiality obligations).

82	| Entergy 2026 Proxy Statement

Executive Officer Compensation
Potential Payments Upon Termination or Change in Control
The Company has plans and other arrangements that provide compensation to an NEO if his or her employment terminates under specified conditions, including following a change in control of the Company.
Change in Control
We do not have any plans or agreements that provide for payments or benefits to any of our NEOs solely upon a Change in Control (as defined below).
Under the Continuity Plan, our executive officers, including each of our NEOs, are eligible to receive the cash severance payment and welfare plan benefits described below if their employment is terminated by their Entergy system employer other than for Cause (as defined below) or if they terminate their employment for Good Reason (as defined below) during a period beginning with a potential Change in Control and ending 24 months following the effective date of a Change in Control (a Qualifying Termination). A participant will not be eligible for benefits under the Continuity Plan if such participant accepts employment with us or any of our subsidiaries; elects to receive the benefits of another severance or separation program; removes, copies or fails to return any property belonging to us or any of our subsidiaries; or violates the non-compete provision of the Continuity Plan (which generally runs for two years but extends to three years if permissible under applicable law). The Continuity Plan does not include any provisions for the waiver of a breach of any of these restrictive covenants.
In addition, under the 2019 OIP or an applicable equity award agreement issued under the 2019 OIP, upon a Qualifying Termination, our executive officers, including our NEOs, are eligible for the payments and benefits described in the table below under “Performance Units” and “Equity Awards.”
Further, in the event of a Qualifying Termination, our executive officers, including our NEOs, are eligible for the benefits described in the table below for “Retirement Benefits” under the terms of the SERP and/or the PEP, as applicable.
In the event of a Qualifying Termination, our executive officers, including our NEOs, would receive the lump sum severance payments and welfare benefits described below. In the event of a Qualifying Termination, all of our NEOs would receive the treatment described below for their retirement benefits and their outstanding performance units and equity awards:

Compensation Element	Payment and/or Benefit
Severance[1]	A lump sum severance payment equal to a multiple of the sum of: (a) the participant’s annual base salary as in effect at any time within one year prior to the commencement of a Change in Control period or, if higher, immediately prior to a circumstance constituting good reason, plus (b) the participant’s annual incentive award, calculated using the average annual target opportunity derived under the annual incentive program for the two calendar years immediately preceding the calendar year in which termination occurs.
Performance Units	For outstanding performance units, participants would receive a number of shares of Entergy stock equal to the greater of (1) the target number of performance units subject to the performance unit agreement or (2) the number of units that would vest under the performance unit agreement calculated based on Company performance through the participant’s termination date, in either case pro-rated based on the portion of the performance period that occurs through the termination date.
Equity Awards	All unvested stock options and restricted stock units will vest immediately, and restrictions will lift on restricted shares upon a Qualifying Termination pursuant to the terms of the Company’s equity plans.

Entergy 2026 Proxy Statement |	83

Executive Officer Compensation

Compensation Element	Payment and/or Benefit
Retirement Benefits	Benefits already accrued under the SERP and PEP, if any, will become fully vested.
Welfare Benefits	Participants who are not retirement-eligible would be eligible to receive Entergy-subsidized COBRA benefits for a period of 18 months.
1Cash severance payments are capped at 2.99 times the sum of (a) an executive's annual base salary in effect at any time within one year before commencement of the Change in Control period or, if higher, immediately prior to a circumstance constituting Good Reason under the Continuity Plan, plus (b) the higher of the executive’s actual annual incentive payment under the annual incentive program for the year immediately preceding the calendar year in which termination occurs or the average of the executive’s target annual incentive award for the two calendar years preceding the year in which termination occurs. Any cash severance payments to be paid under the Continuity Plan in excess of this cap will be forfeited by the participant.
To protect shareholders and our business model, executives are obligated under the Continuity Plan to comply with non-compete provisions (which generally run for two years but extend to three years if permissible under applicable law) and confidentiality provisions. Subject to applicable law and the terms of the Continuity Plan, if an executive discloses non-public data or information concerning us or any of our subsidiaries or violates his or her non-compete provision, he or she will be required to repay any benefits previously received under the Continuity Plan.
For purposes of the Continuity Plan the following events are generally defined as:
•Change in Control: (a) the purchase of 30% or more of either our common stock or the combined voting power of our voting securities; (b) the merger or consolidation of the Company (unless our Board members constitute at least a majority of the board members of the surviving entity); (c) the liquidation, dissolution or sale of all or substantially all of our assets; or (d) a change in the composition of our Board such that, during any two-year period, the individuals serving at the beginning of the period no longer constitute a majority of our Board at the end of the period.
•Potential Change in Control: (a) the Company or an affiliate enters into an agreement the consummation of which would constitute a Change in Control; (b) the Board adopts resolutions determining that, for purposes of the Continuity Plan, a potential Change in Control has occurred; (c) a System Company or other person or entity publicly announces an intention to take actions that would constitute a Change in Control; or (d) any person or entity becomes the beneficial owner (directly or indirectly) of outstanding shares of common stock of the Company constituting 20% or more of the voting power or value of the Company’s outstanding common stock.
•Cause: The participant’s (a) willful and continuous failure to perform substantially his or her duties after written demand for performance; (b) engagement in conduct that is materially injurious to us or any of our subsidiaries; (c) conviction or entry of a plea of guilty or no contest to a felony or other crime that materially and adversely affects the participant’s ability to perform his or her duties or our reputation; (d) material violation of any agreement with us or any of our subsidiaries; or (e) unauthorized disclosure of any of our confidential information.
•Good Reason: The participant’s (a) nature or status of duties and responsibilities is substantially altered or reduced; (b) salary is reduced by 5% or more; (c) primary work location is relocated outside the continental United States; (d) compensation plans are discontinued without an equitable replacement; (e) benefits or number of vacation days are substantially reduced; or (f) Entergy employer purports to terminate his or her employment other than in accordance with the Continuity Plan.

84	| Entergy 2026 Proxy Statement

Executive Officer Compensation
Other Termination Events
For termination events, other than in connection with a Change in Control, our executive officers, including our NEOs, generally will receive the benefits set forth below:
Compensation Element

Termination Event	Severance	Annual Incentive	Stock Options	Restricted Stock[2]	Performance Units
Voluntary Resignation (Not Retirement)	None	Forfeited[1]	Unvested options are forfeited. Vested options expire on the earlier of (i) 90 days from the last day of active employment and (ii) the option’s normal expiration date.	Forfeited	Forfeited[3]
Termination for Cause	None	Forfeited	Forfeited	Forfeited	Forfeited
Retirement	None	Pro-rated based on number of days employed during the performance period	Unvested stock options continue to vest following retirement, in accordance with the original vesting schedule and expire on the earlier of (i) five years from the retirement date and (ii) the option’s original expiration date.	Forfeited	Officers with a minimum of 12 months of participation are eligible for a pro-rated award based on actual performance and full months of service during the performance period
Death / Disability	None	Pro-rated based on number of days employed during the performance period	Unvested stock options vest on the termination date and expire the earlier of (i) five years from the termination date and (ii) the option’s normal expiration date	Fully Vest	Officers are eligible for a pro-rated award based on actual performance and full months of service during the performance period
1If an officer resigns after the completion of an annual incentive program performance period but before the payment date of the annual incentive payment, he or she may receive, at the Company’s discretion, an annual incentive payment.
2This column refers solely to restricted stock awards. Certain officers are occasionally granted restricted stock units for retention purposes, to offset forfeited compensation from a previous employer or for other limited purposes. The treatment of restricted stock units depends on the terms of the individual restricted stock unit agreement, which terms can vary. The standard off-cycle restricted stock unit agreement approved by the Talent and Compensation Committee provides that the units are forfeited if employment is terminated for any reason before the vesting date, except in the case of a termination other than for cause or voluntary termination for Good Reason during a Change in Control period. However, individual restricted stock unit agreements may provide for accelerated vesting in certain events, such as death or disability. Ms. Cook-Nelson has outstanding restricted stock units, the treatment of which upon various events of termination is disclosed in connection with the table below.
3If an officer resigns after the completion of a PUP performance period, he or she will receive a payout under the PUP based on actual performance during the performance period.

Entergy 2026 Proxy Statement |	85

Executive Officer Compensation
Aggregate Termination Payments
The tables below reflect the amount of compensation each of our NEOs would have received if his or her employment had been terminated as of December 31, 2025 under the various scenarios described above. For purposes of these tables, we used a stock price of $92.43, which was the closing market price of our common stock on December 31, 2025, the last trading day of the year.

Benefits and Payments Upon Termination	Voluntary Resignation	For Cause	Termination for Good Reason or Not for Cause	Retirement	Disability	Death	Termination Related to a Change in Control
Andrew S. Marsh[1]
Severance Payment	$—	$—	$—	$—	$—	$—	$8,775,000
Performance Units[3]	$—	$—	$—	$—	$5,893,521	$5,893,521	$5,893,521
Stock Options	$—	$—	$—	$—	$7,012,150	$7,012,150	$7,012,150
Restricted Stock	$—	$—	$—	$—	$4,663,393	$4,663,393	$4,663,393
Welfare Benefits[6]	$—	$—	$—	$—	$—	$—	$36,027
Kimberly A. Fontan[1]
Severance Payment	$—	$—	$—	$—	$—	$—	$4,042,575
Performance Units[3]	$—	$—	$—	$—	$1,470,561	$1,470,561	$1,470,561
Stock Options	$—	$—	$—	$—	$1,730,131	$1,730,131	$1,730,131
Restricted Stock	$—	$—	$—	$—	$1,108,582	$1,108,582	$1,108,582
Welfare Benefits[6]	$—	$—	$—	$—	$—	$—	$36,027
Marcus V. Brown[2]
Severance Payment	$—	$—	$—	$—	$—	$—	$4,425,111
Performance Units[3]	$—	$—	$—	$1,200,019	$1,200,019	$1,200,019	$1,200,019
Stock Options[4]	$—	$—	$—	$—	$1,488,123	$1,488,123	$1,488,123
Restricted Stock	$—	$—	$—	$—	$961,144	$961,144	$961,144
Welfare Benefits[5]	$—	$—	$—	$—	$—	$—	$—
Kimberly Cook-Nelson[1]
Severance Payment	$—	$—	$—	$—	$—	$—	$3,911,250
Performance Units[3]	$—	$—	$—	$—	$1,080,229	$1,080,229	$1,080,229
Stock Options	$—	$—	$—	$—	$1,265,832	$1,265,832	$1,265,832
Restricted Stock	$—	$—	$—	$—	$806,567	$806,567	$806,567
Welfare Benefits[6]	$—	$—	$—	$—	$—	$—	$36,027
Unvested Restricted Stock Units[7]	$—	$—	$—	$—	$—	$—	$1,722,895
John C. Dinelli[2]
Severance Payment	$—	$—	$—	$—	$—	$—	$2,896,563
Performance Units[3]	$—	$—	$—	$740,734	$740,734	$740,734	$740,734
Stock Options[4]	$—	$—	$—	$—	$516,149	$516,149	$516,149
Restricted Stock	$—	$—	$—	$—	$345,904	$345,904	$345,904
Welfare Benefits[5]	$—	$—	$—	$—	$—	$—	$—
1See “2025 Pension Benefits” section of this Proxy Statement for a description of the pension benefits Mr. Marsh and Mses. Cook-Nelson and Fontan may receive upon the occurrence of certain termination events since they are not yet retirement eligible.
2As of December 31, 2025, Mr. Brown and Mr. Dinelli were retirement eligible and would retire rather than voluntarily resign, and in addition to the payments and benefits in the table, Mr. Brown and Mr. Dinelli also would be entitled to receive their vested pension benefits under the applicable qualified pension plan and under the SERP or PEP. Mr. Dinelli participates in the PEP but does not participate in the SERP. Mr. Brown participates in the SERP and the PEP, but is entitled to receive a benefit only from the SERP or the PEP, but not both, depending on whether his retirement is a qualifying transition termination under the SERP. In connection with Mr. Brown’s anticipated retirement, the Company granted Mr. Brown permission to retire

86	| Entergy 2026 Proxy Statement

Executive Officer Compensation
under the SERP in the spring of 2026 prior to attaining age 65, and upon such retirement Mr. Brown will become entitled to the Qualifying Transition Benefit described above in “Severance and Retention Arrangements – Non-qualified Pension Plan.” However, Mr. Brown’s SERP benefit remains subject to forfeiture in the event of a termination for "Cause" and also remains subject to the forfeiture provisions of Sections 6.01(c) and 6.01(d) of the SERP (relating to certain noncompete and confidentiality obligations). For a description of these benefits, see “2025 Pension Benefits.” In addition, both Mr. Brown and Mr. Dinelli would be entitled to continue to vest in any outstanding unvested stock options following retirement in accordance with the original vesting schedule thereof, which options would expire five years after retirement date. Mr. Brown would not be eligible to receive the Change of Control and other severance benefits due to his planned retirement in the spring of 2026.
3For purposes of the table, in the event of a Qualifying Termination related to a Change in Control, each NEO would receive a number of performance units for the 2024–2026 PUP performance period and a number of performance units for the 2025–2027 PUP performance period, calculated as follows:
The greater of (1) the target number of performance units subject to the performance unit agreements or (2) the number of performance units that would vest under the performance unit agreements calculated based on actual Company performance through the NEO’s termination date, in either case pro-rated based on the portion of the performance period that occurs through the termination date. For purposes of the table, the values of the performance unit awards for the open PUP performance periods for each NEO were calculated as follows, based on the assumption that the target number of performance units was the greater number:
Mr. Marsh:
2024 – 2026 PUP Performance Period:47,668 (24/36x71,502) performance units at target, assuming a stock price of $92.43 = $4,405,953
2025 – 2027 PUP Performance Period: 16,094 (12/36x48,282) performance units at target, assuming a stock price of $92.43 = $1,487,568
Total: $5,893,521
Ms. Fontan:
2024 – 2026 PUP Performance Period: 12,338 (24/36x18,506) performance units at target, assuming a stock price of $92.43 = $1,140,401
2025 – 2027 PUP Performance Period: 3,572 (12/36x10,714) performance units at target, assuming a stock price of $92.43 = $330,160
Total: $1,470,561
Mr. Brown:
2024 – 2026 PUP Performance Period: 9,899 (24/36x14,848) performance units at target, assuming a stock price of $92.43 = $914,965
2025 – 2027 PUP Performance Period: 3,084 (12/36x9,252) performance units at target, assuming a stock price of $92.43 = $285,054
Total: $1,200,019
Ms. Cook-Nelson:
2024 – 2026 PUP Performance Period: 9,115 (24/36x13,672) performance units at target, assuming a stock price of $92.43 = $842,499
2025 – 2027 PUP Performance Period: 2,572 (12/36x7,714) performance units at target, assuming a stock price of $92.43 = $237,730
Total: $1,080,229
Mr. Dinelli:
2024 – 2026 PUP Performance Period: 5,844 (24/36x8,766) performance units at target, assuming a stock price of $92.43 = $540,161
2025 – 2027 PUP Performance Period: 2,170 (12/36x6,510) performance units at target, assuming a stock price of $92.43 = $200,573
Total: $740,734
In the event of retirement, Mr. Brown and Mr. Dinelli would receive a pro-rated portion of the applicable achievement level of PUP performance units for each open PUP performance period, based on his full months of participation in such PUP performance period, provided he has completed a minimum of 12 months of full-time employment in the applicable PUP performance period. For purposes of calculating the number of performance units Mr. Brown and Mr. Dinelli would receive in the event of retirement, it is assumed the achievement levels for the 2024–2026 PUP performance period and the 2025–2027 PUP performance period are at target.

Entergy 2026 Proxy Statement |	87

Executive Officer Compensation
In the event of death or disability of any NEO, the NEO or his or her estate would receive a pro-rated portion of the applicable achievement level of PUP performance units for each open PUP performance period, based on his or her full months of participation in such PUP Performance Period, with no required minimum amount of full-time employment in the applicable PUP performance period. For purposes of the above table, it is assumed the achievement levels for the 2024–2026 PUP performance period and the 2025–2027 PUP performance period are at target.
4As discussed previously, upon retirement, unvested stock options would continue to vest for each of Mr. Brown and Mr. Dinelli in accordance with the original vesting schedule and expire on the earlier of (i) five years from the retirement date and (ii) the option’s normal expiration date. See “2025 Outstanding Equity Awards at Fiscal Year-End” for information regarding Mr. Brown's and Mr. Dinelli's unvested stock options as of December 31, 2025. Assuming a stock price as of December 31, 2025 on the vesting dates of Mr. Brown's and Mr. Dinelli's unvested stock options, the in-the-money value of their stock options in the event of retirement (including stock options that remain unvested) would be the same as is set forth in the table above within the Death, Disability and Termination Related to a Change in Control columns.
5Upon retirement, Mr. Brown and Mr. Dinelli would be eligible for post-retirement medical and life insurance benefits, the same as all other eligible retirees.
6Pursuant to the Continuity Plan, in the event of a termination related to a Change in Control, Mr. Marsh and Mses. Cook-Nelson and Fontan would be eligible to receive Entergy-subsidized COBRA benefits for 18 months.
7Ms. Cook-Nelson’s 18,640 restricted stock units are scheduled to vest as to 7,456 units on February 1, 2027 and 11,184 units on August 1, 2029. Pursuant to her restricted stock unit agreement, Ms. Cook-Nelson is subject to certain restrictions on her ability to compete with Entergy and its affiliates during and for 12 months after her employment with Entergy, or to solicit its employees or customers during and for 12 months after her employment with Entergy. In addition, the restricted stock unit agreement limits Ms. Cook-Nelson’s ability to disparage Entergy and its affiliates. In the event of a breach of any of these restrictions, Ms. Cook-Nelson must repay to Entergy any shares of Entergy stock paid to her in respect of the restricted stock units and any amounts she received upon the sale or transfer of any such shares. In the event of a Change in Control, the unvested restricted stock units will fully vest upon Ms. Cook-Nelson’s Qualifying Termination during the Change in Control period and she will no longer be subject to the above-described noncompete, nonsolicitation, and nondisparagement provisions.

88	| Entergy 2026 Proxy Statement

Executive Officer Compensation
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Act, the Company is providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Andrew S. Marsh, our CEO.
Ratio
For 2025:
•The median of the annual total compensation of all of our employees, other than Mr. Marsh, was $189,374.
•Mr. Marsh's annual total compensation, as reported in the total column of the 2025 Summary Compensation Table, was $16,752,589.
•Based on this information, the ratio of the annual total compensation of the Company’s CEO to the median of the annual total compensation of all employees is estimated to be 88:1.
Identification of Median Employee
We selected October 17, 2025 as the date on which to determine our median employee. While the date is different from the date used last year, the methodology to determine the date is consistent with that used last year. This date corresponds to the first day of the three-month period prior to fiscal year-end for which we can gather information about our employees and all of our subsidiaries have the same number of pay periods.
To identify the median employee from our employee population base, we considered all compensation included in Box 5 of Form W-2 with all before-tax deductions added back to this compensation (Box 5 Compensation). For purposes of determining the median employee, we selected Box 5 Compensation as we believe it is representative of the compensation received by all employees and is readily available. The calculation of annual total compensation of the median employee is the same calculation used to determine total compensation for purposes of the 2025 Summary Compensation Table with respect to each of the NEOs.

Entergy 2026 Proxy Statement |	89

Executive Officer Compensation
Pay versus Performance
The following table sets forth information regarding the Company’s performance and the Compensation Actually Paid (CAP) to the NEOs as calculated in accordance with Item 402 (v) of Regulation S-K.
Pay Versus Performance (PVP) Table

							Value of Initial Fixed $100 Investment Based on:
Year	SCT Total 1st PEO[1]	SCT Total 2nd PEO[2]	CAP 1st PEO[3]	CAP 2nd PEO[4]	Avg SCT Total NEOs[5]	Avg CAP Non-PEO NEOs[6]	TSR[7]	Peer Group TSR[8]	Net Income[9] (In Thousands)	ETR Adjusted EPS[10]
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	N/A	$16,752,589	N/A	$21,835,264	$4,059,654	$5,224,125	$222.60	$153.04	$1,758,272	$3.91
2024	N/A	$12,846,375	N/A	$26,779,424	$3,477,379	$7,132,792	$177.61	$130.68	$1,055,590	$3.65
2023	N/A	$10,373,208	N/A	$7,048,261	$3,509,009	$2,103,157	$113.90	$108.10	$2,356,536	$3.39
2022	$13,207,355	$6,861,760	$17,642,076	$8,580,147	$3,751,745	$4,877,536	$121.26	$119.01	$1,103,166	$3.21
2021	$17,045,744	N/A	$26,597,239	N/A	$4,221,128	$5,009,362	$117.13	$118.24	$1,118,492	$3.01

1The amounts reported in this first column (b) are the same amounts reported in column (j) of the 2022 Summary Compensation Table (SCT) for Leo P. Denault. Mr. Denault served as our principal executive officer (PEO) for the entirety of 2021 and during 2022 until his retirement as our CEO on November 1, 2022.
2The amount reported in this second column (b) for 2023, 2024 and 2025 are the same amounts reported in column (j) of the 2025 SCT for Mr. Marsh, who became our PEO on November 1, 2022, and the amount reported for 2022 is the same amount reported in column (j) of the 2024 SCT. For 2021, Mr. Marsh’s SCT Total is included in column (d).
3The amounts reported in this first column (c) represent the total CAP to Mr. Denault, as calculated in accordance with SEC disclosure rules, for each of the prior five completed fiscal years. CAP does not mean that Mr. Denault was actually paid those amounts in the listed year, but this is a dollar amount derived from the SCT amount in the first column (b), adjusted by certain changes in equity award and pension plan values, as follows:

Adjustments to Determine CAP for Mr. Denault	2022	2021
Summary Compensation Table Total	$13,207,355	$17,045,744
Deduction for Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	$—	($4,178,300)
Increase for “Service Cost” for Pension Plans	$38,700	$13,600
Increase for “Prior Service Cost” for Pension Plans (Due to Plan Amendment/Modification)	$—	$8,858,200
Deduction for the Equity Awards Grant Date Fair Value reported under the “Stock Awards” and “Option Awards” Column in the SCT	($9,164,589)	($8,986,053)
Increase for Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Year End	$10,171,229	$12,040,411
Increase/Deduction for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	$1,965,462	$696,285
Increase/Deduction for Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	—	—
Increase/Deduction for Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$1,423,919	$1,107,352
Deduction for Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—
Calculated CAP	$17,642,076	$26,597,239
4The amount reported in this second column (c) represents the total CAP, as calculated in accordance with SEC disclosure rules, to Mr. Marsh for 2022, the year in which he was appointed as our PEO, and for 2023, 2024 and 2025. The CAP for Mr. Marsh for 2021 is included in column (e) for the average of the other NEOs. CAP does not mean that Mr. Marsh was actually paid those amounts in the listed year, but this is a dollar amount derived from the SCT amount in the second column (b), adjusted by certain changes in equity award and pension plan values, as follows:

90	| Entergy 2026 Proxy Statement

Executive Officer Compensation

Adjustments to Determine CAP for Mr. Marsh	2025	2024	2023	2022
Summary Compensation Table Total	$16,752,589	$12,846,375	$10,373,208	$6,861,760
Deduction for Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	$(3,972,100)	$(2,043,600)	$(982,400)	$—
Increase for “Service Cost” for Pension Plans	$286,700	$240,900	$221,800	$174,000
Increase for “Prior Service Cost” for Pension Plans	$—	$—	$—	$—
Deduction for the Equity Awards Grant Date Fair Value reported under the “Stock Awards” and “Option Awards” Column in the SCT	$(8,599,377)	$(7,190,823)	$(6,379,927)	$(5,012,940)
Increase for Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Year End	$10,094,939	$16,040,404	$6,009,529	$4,233,694
Increase/Deduction for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	$2,443,607	$6,622,104	$(1,309,580)	$1,906,258
Increase/Deduction for Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	—	—	—	—
Increase/Deduction for Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$4,828,906	$264,064	$(884,369)	$417,375
Deduction for Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—	—	—
Calculated CAP	$21,835,264	$26,779,424	$7,048,261	$8,580,147

5The amounts reported in this column (d) represent the average of amounts reported in column (j) of the SCT for the applicable year for our Non-PEO NEOs, inclusive of Mr. Marsh for 2021. The names of the non-PEO NEOs included in the average for each year are listed in the table below.

2025	2024	2023	2022	2021
Kimberly A. Fontan	Kimberly A. Fontan	Kimberly A. Fontan	Kimberly A. Fontan	Andrew S. Marsh
Marcus V. Brown	Marcus V. Brown	Marcus V. Brown	A. Christopher Bakken, III	Marcus V. Brown
Kimberly Cook-Nelson	Kimberly Cook-Nelson	Peter S. Norgeot, Jr.	Marcus V. Brown	Paul D. Hinnenkamp
John C. Dinelli	Peter S. Norgeot, Jr.	Roderick K. West	Roderick K. West	Roderick K. West
Roderick K. West

6The amounts reported in this column (e) represent the average CAP as calculated in accordance with SEC disclosure rules, to the Non-PEO NEOs for the prior five completed fiscal years, inclusive of Mr. Marsh for 2021. CAP does not mean that our NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the SCT amount in column (d), adjusted by certain changes in equity award and pension plan values, as follows:

Entergy 2026 Proxy Statement |	91

Executive Officer Compensation

Adjustments to Determine the Average CAP for Non-PEO NEOs	2025	2024	2023	2022	2021
Summary Compensation Table Total	$4,059,654	$3,477,379	$3,509,009	$3,751,745	$4,221,128
Deduction for Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	$(780,925)	$(317,340)	$(365,925)	$(266,225)	$(409,275)
Increase for “Service Cost” for Pension Plans	$117,825	$104,500	$100,950	$130,125	$186,625
Increase for “Prior Service Cost” for Pension Plans (Due to Plan Amendment/Modification)	$—	$—	$—	$466,725	$—
Deduction for the Equity Awards Grant Date Fair Value reported under the “Stock Awards” and “Option Awards” Column in the SCT	$(1,538,261)	$(1,572,464)	$(1,591,972)	$(2,044,130)	$(2,198,699)
Increase for Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at Year End	$1,730,908	$3,507,645	$1,499,549	$2,144,852	$2,839,140
Increase/Deduction for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	$719,266	$1,806,607	$(590,466)	$393,775	$185,876
Increase/Deduction for Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	—	—	—	—	—
Increase/Deduction for Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$915,658	$126,465	$(457,988)	$300,669	$184,567
Deduction for Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—	—	—	—
Calculated CAP	$5,224,125	$7,132,792	$2,103,157	$4,877,536	$5,009,362

7The amounts reported in this column (f) represent the Company’s TSR for the prior five completed fiscal years. The calculation for each year is based on a fixed investment of $100 as of December 31, 2020 through the end of each applicable year in the table, assuming reinvestment of dividends. Historic stock price performance is not necessarily indicative of future stock price performance.
8This column (g) reports the average TSR of our peer companies in the Philadelphia Utility Index, the same index that the Company uses in its Annual Report. The same methodology was used in calculating the Company’s TSR and that of the Philadelphia Utility Index, with the calculation for each year based on a fixed investment of $100 as of December 31, 2020, assuming reinvestment of dividends.
9This column (h) reports the Company’s net income for the prior five completed fiscal years.
10The information reported in column (i) reports ETR Adjusted EPS, our Company Selected Measure (CSM), for the prior five completed fiscal years. ETR Adjusted EPS is based on the Company’s Adjusted EPS, a non-GAAP financial measure which is the earnings measure by which we provide external guidance, and excludes the effects of certain adjustments, which are unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as significant tax items, and other items such as certain costs, expenses, or other specified items. ETR Adjusted EPS is then adjusted to eliminate the effect of the Pre-Determined Exclusions (as defined within the CD&A). We have designated ETR Adjusted EPS as our CSM as we believe it represents our most important financial measure (aside from Relative TSR) used to link CAP to the Company’s NEOs to Company performance for the most recently completed fiscal year. ETR Adjusted EPS is a non-GAAP financial measure; a reconciliation can be found within Appendix A. See "2025 Annual Incentive Program Performance Measures and Methodology" of the CD&A for additional information on this non-GAAP financial measure.

92	| Entergy 2026 Proxy Statement

Executive Officer Compensation
Performance Measures Used to Link Company Performance and Compensation Actually Paid to the NEOs
The following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the NEOs for 2025 and is inclusive of our CSM, ETR Adjusted EPS, set forth in column (i) of the PVP Table. Please see the CD&A for a further description of the performance measures used in the Company’s 2025 annual and long-term incentive programs.
•ETR Adjusted EPS
•Adjusted FFO / Debt Ratio
•Relative Total Shareholder Return
Relationship Between Pay and Performance
The relationship over each of the years reported in the PVP Table between the CAP to the PEOs and the average CAP to the non-PEO NEOs (columns (c) and (e) of the PVP Table) to each of the metrics set forth in columns (f), (g), (h) and (i) of the PVP Table is illustrated as follows:
PEO and Average Other NEO CAP versus the Company’s Cumulative TSR and Philadelphia Utility Index Cumulative TSR
The chart below illustrates the relationship between the CAP amounts for the NEOs and the Company’s TSR as well as the TSR of the Company as compared to the Philadelphia Utility Index.

30.00
25.00
20.00
15.00
10.00
5.00
0.00
Compensation ($Millions)
240
220
200
180
160
140
120
100
80
60
40
20
0
Total Shareholder Return
Value $100 Invested on 12/31/20
$100
$100
$118.24
$117.13
$121.26
$119.01
$113.90
$108.10
$177.61
$130.68
$222.60
$153.04
2021
2022
2023
2024
2025
1st PEO CAP
2nd PEO CAP (Current CEO)
NEO CAP
ETR
UTY

Entergy 2026 Proxy Statement |	93

Executive Officer Compensation
PEO and Average Other NEO CAP versus the Company’s Net Income
The chart below illustrates the relationship between the CAP amounts for the NEOs and the Company’s GAAP net income.

30.00
25.00
20.00
15.00
10.00
5.00
0.00
Compensation ($Millions)
2,600,000
2,400,000
2,200,000
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Net Income ($Thousands)
2021
2022
2023
2024
2025
1st PEO CAP
2nd PEO CAP (Current CEO)
NEO CAP
ETR Net Income

PEO and Average Other NEO CAP versus ETR Adjusted EPS (CSM)
The chart below illustrates the relationship between the CAP amounts for the NEOs and the CSM, ETR Adjusted EPS.

30.00
25.00
20.00
15.00
10.00
5.00
0.00
Compensation ($Millions)
4.00
3.00
2.00
1.00
0.00
ETR Adjusted EPS ($)
2021
2022
2023
2024
2025
1st PEO CAP
NEO CAP
2nd PEO CAP (Current CEO)
ETR Adjusted EPS

94	| Entergy 2026 Proxy Statement

Executive Officer Compensation
Policies and Practices Related to the Timing of Grants of Certain Equity Awards
The Talent and Compensation Committee and senior management monitor the Company’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. When making regular annual equity grants, including stock options, the Talent and Compensation Committee’s practice is to approve them at a regularly scheduled meeting in late January or in the first week of February of each year, which is near the beginning of the Company's fiscal year, as part of its annual compensation review. In addition, the Talent and Compensation Committee may make grants at other times during the year for new hires or for other reasons, including, for example, job promotions, or for retention purposes. Because the Talent and Compensation Committee’s regular meeting schedule is generally determined in the prior fiscal year, and as noted above, the Company generally makes annual equity awards to our NEOs at approximately the same time each year, the proximity of any awards to other significant corporate events is coincidental. We do not time our equity awards to take advantage of the release of earnings or other major announcements by us or market conditions.
During 2025, no stock option grants were made to any of our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC.

Entergy 2026 Proxy Statement |	95

Entergy Share Ownership
Directors and Executive Officers
The following table sets forth the beneficial ownership of our common stock and stock-based units as of March 11, 2026 for all currently serving directors and NEOs. Unless otherwise noted, each person had sole voting and investment power over the number of shares of common stock and stock-based units set forth across from his or her name.

Name[1]	Shares[2]	Options Exercisable Within 60 Days	Stock Units[3]
Gina F. Adams	6,972	—	—
John H. Black	7,468	—	—
Marcus V. Brown	26,682	26,697	—
John R. Burbank	16,919	—	5,391
James F. Caldwell, Jr.	300	—	—
Kimberly Cook-Nelson	35,721	21,721	—
John C. Dinelli	33,781	25735	—
Kirkland H. Donald	25,133	—	14,877
Brian W. Ellis	13,374	—	—
Kimberly A. Fontan	68,272	84,637	—
Philip L. Frederickson	32,458	—	1,610
M. Elise Hyland	18,290	—	1,568
Stuart L. Levenick	60,318	—	—
Andrew S. Marsh	453,125	717,154	—
Karen A. Puckett	33,144	—	—
R. Lewis Ropp	1,515	—	—
All current directors and executive officers as a group (22 persons)	956,103	1,068,141	23,446
1The beneficial ownership of our common stock and stock-based units owned by each individual and by all of our directors and executive officers as a group does not exceed 1% of Entergy’s outstanding shares of common stock.
2The balances in this column also include shares of common stock held in the Entergy Savings Plan (401(k)) by Messrs. Brown, Dinelli and Marsh and Ms. Fontan. For our directors, the balances in this column include phantom units that are issued under the SRP. All non-employee directors are credited with phantom units for each year of service on the Board. These phantom units do not have voting rights but do accrue dividends and are settled in shares of Entergy common stock following the non-employee director’s separation from the Board. See the “2025 Non-Employee Director Compensation” section of this Proxy Statement for the number of phantom units held by each non-employee director as of December 31, 2025. The balance in this column for Mr. Black includes shares held by Mr. Black's spouse.
3Mr. Burbank, Mr. Donald, Mr. Frederickson and Ms. Hyland have deferred receipt of some of their quarterly stock grants. The deferred shares will be settled in cash in an amount equal to the market value of our common stock at the end of the deferral period.

96	| Entergy 2026 Proxy Statement

Entergy Share Ownership
Beneficial Owners of More Than Five Percent of Entergy Common Stock
Based on filings made under Sections 13(d) and 13(g) of the Exchange Act, as of March 11, 2026, the only persons known by us to be beneficial owners of more than 5% of Entergy’s common stock were as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group[1] 100 Vanguard Boulevard Malvern, Pennsylvania 19355	51,966,408	11.35%
BlackRock, Inc.[2] 50 Hudson Yards New York, NY 10001	35,086,198	7.66%
State Street Corporation[3] State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114	22,922,998	5.01%

	Institutional Shareholder	Schedule 13G/13GA Filing Date	Sole Voting Power	Shared Voting Power	Sole Power To Dispose or To Direct the Disposition	Shared Power To Dispose or To Direct The Disposition
1	The Vanguard Group	2/13/2024	0	726,814	49,960,396	2,006,012
2	BlackRock, Inc.	4/23/2025	32,312,665	0	35,086,198	0
3	State Street Corporation	8/8/2025	0	15,093,979	0	22,921,581

Entergy 2026 Proxy Statement |	97

Other Important Information
Code of Business Conduct and Ethics
Our directors, officers and employees are required to comply with a Code of Business Conduct and Ethics (Code of Conduct). The Code of Conduct is intended to focus individuals on areas of ethical risk, help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster a culture of honesty, accountability and mutual respect. It covers a wide range of professional conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information, compliance with applicable laws and regulations, and oversight of ethics and compliance by employees of the Company. Any substantive amendment or waiver to our Code of Conduct for any of our directors or executive officers will be disclosed on our website, www.entergy.com.
Key Corporate Governance Documents
On our website, www.entergy.com/investors/sustainability/governance, you can find, among other things:

•	Charters of our Audit, Corporate Governance and Talent and Compensation Committees
•	Corporate Governance Guidelines
•	Bylaws
•	Restated Certificate of Incorporation
•	Information regarding the current members of our Board
•	Code of Conduct
•	Information related to our political contributions and lobbying activities
You may request a paper copy of any of our governance documents at no charge by writing to our Corporate Secretary at Entergy Corporation, 639 Loyola Avenue, New Orleans, Louisiana 70113.
Submitting Shareholder Proposals and Director Nominations for Our 2027 Annual Meeting
For a shareholder proposal of business to be considered for inclusion in the proxy statement for our 2027 annual meeting pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by the Company at its principal executive offices no later than November 27, 2026. Shareholders who wish to propose business to be presented at the 2027 annual meeting, but not include such proposal in our proxy statement must deliver notice to the Company at its principal executive offices not later than February 7, 2027 and not earlier than January 8, 2027 and such notice must otherwise comply with our Bylaws.
Shareholders who intend to submit director nominees for inclusion in our proxy statement for the 2027 annual meeting must comply with the requirements of “proxy access” as set forth in our Bylaws, which permits a group of up to 20 shareholders who have owned at least 3% of our outstanding common stock for at least three years to submit director nominees for up to 20% of the Board for inclusion in our proxy statement. The shareholder or group of shareholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the Company not later than November 27, 2026 and not earlier than October 28, 2026.
Shareholders who otherwise wish to propose director nominees at the 2027 annual meeting must deliver notice to the Company at its principal executive offices not later than February 7, 2027 and not earlier than January 8, 2027 and such notice must otherwise comply with our Bylaws. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 9, 2027.

98	| Entergy 2026 Proxy Statement

Other Important Information
How to Obtain Our Annual Report on Form 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, will be sent to any shareholder without charge upon written request addressed to:
Entergy Corporation
Investor Relations
P. O. Box 61000
New Orleans, Louisiana 70161
You may also obtain our Annual Report on Form 10-K over the Internet at the SEC’s web site, www.sec.gov.
Cautionary Note Regarding Forward-Looking Statements
In this Proxy Statement, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, statements regarding Entergy's 2026 earnings per share guidance; financial and operational outlooks; industrial load growth outlooks; statements regarding its resilience plans, goals, beliefs, or expectations; and other statements of Entergy's plans, goals, beliefs, or expectations included in this Proxy Statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Proxy Statement. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this Proxy Statement and in Entergy's most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q, and Entergy's other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with (1) rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent or on the timeline anticipated by the utilities and (2) implementation of the ratemaking effects of changes in law; (c) uncertainties associated with (1) realizing the benefits of its resilience plan, including impacts of the frequency and intensity of future storms and storm paths, as well as the pace of project completion and (2) efforts to remediate the effects of major storms and recover related restoration costs; (d) risks associated with operating nuclear facilities, including plant relicensing, operating, and regulatory costs and risks; (e) changes in decommissioning trust values or earnings or in the timing or cost of decommissioning Entergy's nuclear plant sites; (f) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (g) risks and uncertainties associated with executing on business strategies, including (1) strategic transactions that Entergy or its subsidiaries may undertake and the risk that any such transaction may not be completed as and when expected and the risk that the anticipated benefits of the transaction may not be realized, and (2) Entergy's ability to meet the rapidly growing demand for electricity, including from hyperscale data center and other large customers, and to manage the impacts of such growth on customers and Entergy's business, or the risk that contracted or expected load growth does not materialize or is not sustained; (h) direct and indirect impacts to Entergy or its customers from pandemics, terrorist attacks, geopolitical conflicts, cybersecurity threats, data security breaches, or other attempts to disrupt Entergy's business or operations, and/or other catastrophic events; and (i) effects on Entergy or its customers of (1) changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; (2) changes in commodity markets, capital markets, or economic conditions; and (3) technological change, including the costs, pace of development, and commercialization of new and emerging technologies.

Entergy 2026 Proxy Statement |	99

General Information About the Annual Meeting
2026 Annual Meeting of Shareholders
Date: May 8, 2026
Time: 10:00 a.m. Central Time
Virtual Meeting Site: www.virtualshareholdermeeting.com/ETR2026
The Record Date for the Annual Meeting is March 11, 2026. Only shareholders of record as of the close of business on this date are entitled to attend and vote at the Annual Meeting.
The Board of Entergy is soliciting proxies for use at the Annual Meeting.
Attending the Annual Meeting
The Annual Meeting will be held in a virtual format to allow for greater participation by our shareholders, regardless of their geographic location, provide cost savings for our shareholders and help to reduce our carbon footprint. To attend, vote, and submit questions during the Annual Meeting visit www.virtualshareholdermeeting.com/ETR2026 enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting.
Shareholders will have multiple opportunities to submit questions to Entergy for the Annual Meeting. To submit questions in advance of the Annual Meeting, visit www.proxyvote.com before 5:00 p.m. Central Time on May 6, 2026 and enter the 16-digit control number. If you have any questions about www.proxyvote.com or your control number, please contact the bank, broker, or other organization that holds your shares. Shareholders also may submit questions live during the meeting. We will endeavor to answer as many questions submitted by shareholders as time permits at the Annual Meeting. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 9:45 a.m. Central Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting login page: www.virtualshareholdermeeting.com/ETR2026.
In the event of technical difficulties with the Annual Meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/ETR2026. If necessary, the announcement will provide updated information regarding the date, time, and location of the Annual Meeting. Any updated information regarding the Annual Meeting will also be posted on our Investor Relations website at www.entergy.com/investors.
If you cannot attend the Annual Meeting:
•A replay of our Annual Meeting webcast will be available at our Investor Relations website at www.entergy.com/investors and will remain there for at least one year.
•A list of answers to shareholders’ questions received before and during the Annual Meeting will be available at the same website as long as such questions are applicable to our business and otherwise in compliance with the rules of conduct for the meeting.

100	| Entergy 2026 Proxy Statement

General Information About the Annual Meeting
Proxy Materials
These materials were first sent or made available to shareholders on March 27, 2026, and include:
•The Notice of 2026 Annual Meeting of Shareholders;
•This Proxy Statement for the Annual Meeting; and
•Entergy’s Annual Report to Shareholders.
If you requested printed versions by mail, these printed proxy materials also include the proxy card or voting instruction form for the Annual Meeting.
Proxy Materials are Available on the Internet
Entergy uses the internet as the primary means of furnishing proxy materials to shareholders. We are sending a Notice of Internet Availability of Proxy Materials (the Notice of Internet Availability) to our shareholders with instructions on how to access the proxy materials online at www.proxyvote.com or request a printed copy of the materials.
Shareholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage shareholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce Entergy’s printing and mailing costs.
Entergy’s proxy materials are also available at www.entergy.com/investors.
Printed Proxy Materials
We are distributing printed copies of the proxy materials to shareholders who have previously requested printed copies and participants in Entergy’s Savings Plans. We are providing shareholders who have previously requested electronic delivery of proxy materials with an email containing a link to the website where the materials are available via the Internet.
Eliminating Duplicate Mailings
Entergy has adopted a procedure called “householding.” Under this procedure, Entergy may deliver a single copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement and the Annual Report to multiple shareholders who share the same address, unless Entergy has received contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our annual meetings and reduces Entergy’s printing and mailing costs. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, Entergy will deliver promptly a separate copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement and the Annual Report to any shareholder that elects not to participate in householding.
To receive, free of charge, a separate copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement or the Annual Report, or separate copies of any future notice, proxy statement, or annual report, you may write or call Entergy at the following physical address, phone number, or email address:
Entergy Shareowner Services
639 Loyola Avenue
New Orleans, LA 70113
Phone: (504) 576-3074
If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the bank, broker, or other organization that holds your shares to request information about eliminating duplicate mailings.

Entergy 2026 Proxy Statement |	101

General Information About the Annual Meeting
Quorum for the Annual Meeting
Holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting or represented by proxy for the transaction of business. This is called a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. If a quorum is not present, we may propose to adjourn the Annual Meeting and reconvene the Annual Meeting at a later date.
Inspector of Election
A representative of Broadridge Investor Communication Solutions, Inc. will serve as the Inspector of Election.
Proxy Solicitation Costs
Entergy is paying the costs of the solicitation of proxies. Entergy has retained Sodali & Co, 333 Ludlow Street, 5th Floor, South Tower Stamford, Connecticut 06902 to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, fiduciaries, custodians, and other similar organizations representing beneficial owners of shares for the Annual Meeting. We have agreed to pay Sodali & Co a fee of approximately $18,000 plus out-of-pocket expenses. In addition to solicitations by mail, the proxy solicitor and Entergy’s directors, officers, and employees, without additional compensation, may solicit proxies on Entergy’s behalf in person, by phone, or by electronic communication.
Voting
Each share of Entergy’s common stock has one vote on each matter. Only shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were 457,798,633 shares of common stock outstanding.
•Shareholders of Record. If your shares are registered directly in your name with Entergy’s transfer agent, EQ Shareowner Services, you are the shareholder of record with respect to those shares.
•Beneficial Owners of Shares Held in Street Name. If your shares are held in an account at a bank, broker, or other organization, then you are the beneficial owner of shares held in “street name.” As a beneficial owner, you have the right to instruct the person or organization holding your shares how to vote your shares. Most individual shareholders are beneficial owners of shares held in street name.
Voting Procedures
Your vote is important. We encourage you to vote promptly. Internet, mobile and telephone voting is available through 11:59 p.m. Eastern Time on Wednesday, May 6, 2026 for shares held in the Entergy Savings Plans and through 11:59 p.m. Eastern Time on Thursday, May 7, 2026 for all other shares.
•Online Prior to the Annual Meeting. You may vote by proxy by visiting www.proxyvote.com and entering the control number found in your Notice of Internet Availability or other proxy materials. The availability of online voting may depend on the voting procedures of the organization that holds your shares.
•Online During the Annual Meeting. You may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ETR2026, entering the control number found in your Notice of Internet Availability or other proxy materials, and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The meeting webcast will begin promptly at 10:00 a.m. Central Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system.

102	| Entergy 2026 Proxy Statement

General Information About the Annual Meeting
•Telephone. If you are located in the United States or Canada, you can vote your shares by calling 1-800-690-6903 and following the instructions on the proxy card. You may vote by telephone 24 hours a day.
•Mobile Device. You can also vote your shares by scanning the QR code on your proxy card, Notice of Internet Availability of proxy materials, or voting instruction form.
•Mail. If you received printed copies of the proxy materials by mail, you will receive a proxy card or voting instruction form and you may vote by proxy by filling out the card or form and returning it in the envelope provided.
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. Even if you plan on attending the Annual Meeting, we encourage you to vote your shares in advance online, by phone, or by mail to ensure that your vote will be represented at the Annual Meeting.
Savings Plans Shares
If you participate in one of the Company’s Savings Plans, your proxy card includes the number of shares credited to your account under that plan as of the Record Date. To allow sufficient time for the trustee to vote, the trustee must receive your voting instructions by 11:59 p.m. Eastern Time, on Wednesday, May 6, 2026. If the trustee does not receive your instructions by that date, the trustee will vote your shares in the same proportion of votes that the trustee receives from the other participants who did vote, except as may be otherwise required by law.
Changing your Vote
You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting.
If you are a shareholder of record, you can revoke your proxy before it is exercised by:
•written notice to the Secretary of the Company;
•timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or
•voting during the virtual Annual Meeting.
If you hold your shares in street name, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote during the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.
Uninstructed Shares
•Shareholders of Record. If you are a shareholder of record and you indicate when voting online or by phone that you wish to vote as recommended by the Board or sign and return a proxy card without giving specific voting instructions then the Proxy Committee appointed by the Board of Directors (the persons named in your proxy card) will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as they may determine in their best judgment with respect to any other matters properly presented for a vote at the Annual Meeting.
•Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the broker that holds your shares with specific voting instructions, then such broker may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters.

Entergy 2026 Proxy Statement |	103

General Information About the Annual Meeting
Vote Required to Approve a Proposal
•Election of Directors. In the election of directors, each director will be elected by the vote of the majority of votes cast with respect to that director nominee. A majority of votes cast means that the number of votes cast “For” a nominee’s election must exceed 50% of the total votes cast with respect to that director. A director who fails to receive a majority “For” vote will be required to tender his or her resignation to the Chair of the Board and the Lead Director for consideration by the Corporate Governance Committee. For additional information, see the section titled “Corporate Governance – Key Corporate Governance Features – Responsive and Accountable to Shareholders – Majority Voting in Director Elections” in this Proxy Statement.
•All Other Proposals. To approve the other proposals discussed in this Proxy Statement, we must receive the affirmative vote of a majority of the shares entitled to vote on the matter and present in person at the Annual Meeting or represented by proxy.
Routine and Non-Routine Proposals
The ratification of the appointment of Deloitte & Touche LLP as Entergy’s independent registered public accounting firm for 2026 (Proposal 2) is considered a routine matter. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2.
The following proposals are considered non-routine matters:
•Election of Directors (Proposal 1); and
•Advisory Vote to Approve Named Executive Officer Compensation (Proposal 3).
If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the Inspector of Election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposals 1 and 3.
Broker Non-Votes and Abstentions
Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes will have no impact on the voting results of the proposals presented at the Annual Meeting. Abstentions will have no impact on the voting results of the Election of Directors (Proposal 1) but will have the same impact as a vote “Against” for all other proposals.
Confidentiality of Votes
We maintain the confidentiality of the votes of individual shareholders. We do not disclose these votes to any member of management unless we must disclose them for legal reasons. However, if a shareholder writes a comment on the proxy card, we will forward the comment to management. In reviewing the comment, management may learn how the shareholder voted. In addition, the inspector of election and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.
Tabulation and Reporting of Voting Results
We have engaged Broadridge Financial Solutions, Inc. (Broadridge), as our independent agent, to receive and tabulate votes at the Annual Meeting. Broadridge will separately tabulate “For” and “Against” votes and abstentions and broker non-votes. Broadridge has also been retained to be our inspector of election to certify the results, determine the existence of a quorum and the validity of proxies and ballots, and perform any other acts required under the Delaware General Corporation Law.

104	| Entergy 2026 Proxy Statement

General Information About the Annual Meeting
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. Entergy will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
Other Business to be Conducted at the Meeting
As of the date of this Proxy Statement, we do not know of any other matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the Proxy Committee appointed by the Board (the persons named in your proxy card) will have the discretion to vote on those matters for you.
Internet Availability of Proxy Materials and the 2025 Annual Report
This Notice of Annual Meeting and Proxy Statement and the 2025 Annual Report are available on our website at www.entergy.com/investors/annual-publications. Instead of receiving future proxy statements and accompanying materials by mail, most shareholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will conserve natural resources and will save us the cost of producing documents and mailing them to you and will also give you an electronic link to the proxy voting site.
•Shareholders of Record. If you vote on the Internet at www.proxyvote.com, simply follow the prompts to enroll in the electronic proxy delivery service. You also may enroll in the electronic proxy delivery service at any time in the future by going directly to www.investordelivery.com and following the enrollment instructions.
•Beneficial Owners. You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.
List of Shareholders Entitled to Vote at the Annual Meeting
The names of shareholders of record entitled to vote at the Annual Meeting will be available for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 8:45 a.m. and 4:30 p.m. Central Time, at our principal executive offices at 639 Loyola Avenue, New Orleans, Louisiana, 70113 by contacting the Corporate Secretary of the Company.

Entergy 2026 Proxy Statement |	105

Appendix A
Reconciliation of Earnings per Share (GAAP) to Adjusted Earnings per Share (Non-GAAP)
Entergy reports its financial results in accordance with generally accepted accounting principles (GAAP). However, we believe that certain non-GAAP financial measures calculated on an adjusted basis provide useful information to investors in evaluating the ongoing results of Entergy’s business and assist investors in comparing Entergy’s operating performance to the operating performance of other companies in the utility sector. In discussing 2025 business highlights, Entergy uses the non-GAAP measure of Entergy Adjusted Earnings and Entergy Adjusted Earnings Per Share (ETR Adjusted EPS), which excludes the effect of certain “adjustments.” Adjustments are unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as significant tax items, certain items recorded as a result of regulatory settlements or decisions, and other items such as certain unusual costs, expenses, or other specified items. ETR Adjusted EPS, one of the performance measures used in our 2025 annual incentive program, is the earnings measure by which we provide external guidance, adjusted to eliminate the effect of: (i) major storms, including the impact on total debt of pending securitizations; (ii) resolutions during the year of certain unresolved regulatory litigation matters; (iii) unrealized gains or losses on equity securities; (iv) effects of income tax law changes; and (v) any adjustments to contributions to pension investments or trusts related to post-retirement benefits that are elective and deviate from original plan assumptions (collectively, the Pre-Determined Exclusions).
Non-GAAP measures should be viewed in addition to, and not as an alternative for, our Company’s reported results prepared in accordance with GAAP. Reconciliations of Entergy Adjusted Earnings and ETR Adjusted EPS are provided within this Appendix A beginning on the following page.

Entergy 2026 Proxy Statement |	A-1

Appendix A
GAAP to Non-GAAP Reconciliation – 2025, 2024 and 2023 ETR Adjusted Earnings
Pre-tax except for income taxes and totals; $ in millions

	2025	2024	2023
Net income (loss) attributable to ETR Corp.	1,758	1,056	2,357
Less adjustments:
Utility
4Q24 E-LA adjustment to a regulatory liability primarily related to securitization resulting from Louisiana state income tax rate change	—	9	—
2Q24 E-LA agreement in principle to resolve its FRP extension filing and other retail matters	—	(151)	—
1Q24 E-AR write-off of a regulatory asset related to the opportunity sales proceeding	—	(132)	—
1Q24 E-NO increase in customer sharing of income tax benefits as a result of the 2016–2018 IRS audit resolution	—	(79)	—
4Q23 customer sharing of tax benefits as a result of the 2016–2018 IRS audit resolution	—	—	(98)
3Q23 E-AR write-off of assets related to the ANO stator incident	—	—	(78)
1Q23 impacts from E-LA storm cost approvals and securitizations, including customer sharing (excluding income tax items below)	—	—	(87)
Income tax effect on Utility adjustments above	—	92	73
4Q24 income tax expense resulting from Louisiana state income tax rate change	—	(29)	—
4Q23 E-LA reversal of regulatory liability associated with Hurricane Isaac securitization, initially recorded in 2017 as a result of the TCJA	—	—	106
4Q23 2016–2018 IRS audit resolution	—	—	568
1Q23 E-LA income tax benefit resulting from securitization	—	—	129
Total Utility	—	(289)	611

Parent & Other
2024 pension lift out	—	(320)	—
4Q24 DOE spent nuclear fuel litigation settlements	—	25	40
Income tax effect on Parent & Other adjustments above	—	62	(9)
4Q23 2016–2018 IRS audit resolution	—	—	275
Total Parent & Other	—	(233)	307

Total adjustments	—	(522)	919
ETR adjusted earnings	1,758	1,577	1,438

Diluted average number of common shares outstanding (in millions) (a)	450	432	425

Calculations may differ due to rounding
(a) Diluted number of common shares outstanding and per-share information reflects the post-Stock Split share count.

A-2	| Entergy 2026 Proxy Statement

Appendix A
GAAP to Non-GAAP Reconciliation – 2025, 2024 and 2023 ETR Adjusted Earnings
After-tax, per share in $ (b)(c)

	2025	2024	2023
Net income (loss) attributable to ETR Corp	3.91	2.45	5.55
Less adjustments:
Utility
4Q24 Louisiana state income tax rate change, including an adjustment to E-LA’s associated regulatory liability	—	(0.05)	—
2Q24 E-LA agreement in principle to resolve its FRP extension filing and other retail matters	—	(0.26)	—
1Q24 E-AR write-off of a regulatory asset related to the opportunity sales proceeding	—	(0.23)	—
1Q24 E-NO increase in customer sharing of income tax benefits as a result of the 2016–2018 IRS audit resolution	—	(0.13)	—
4Q23 E-LA reversal of regulatory liability associated with Hurricane Isaac securitization, initially recorded in 2017 as a result of the TCJA	—	—	0.25
4Q23 2016–2018 IRS audit resolution, net of customer sharing	—	—	1.17
3Q23 E-AR write-off of assets related to the ANO stator incident	—	—	(0.14)
1Q23 impacts from storm E-LA cost approvals and securitizations, including customer sharing	—	—	0.16
Total Utility	—	(0.67)	1.44

Parent & Other
2024 pension lift out		(0.59)	—
4Q24 DOE spent nuclear fuel litigation settlements		0.05	0.08
4Q23 2016–2018 IRS audit resolution		—	0.65
Total Parent & Other		(0.54)	0.72
Total adjustments		(1.21)	2.16
ETR adjusted earnings	3.91	3.65	3.39

Calculations may differ due to rounding
(b) Diluted number of common shares outstanding and per-share information reflects the post-Stock Split share count.
(c) Per share amounts are calculated by multiplying the corresponding earnings (loss) by the estimated income tax rate that is expected to apply and dividing by the diluted average number of common shares outstanding for the period.

Entergy 2026 Proxy Statement |	A-3

We power life.℠

Connect with us @Entergy
entergy.com

entergy

ENTERGY CORPORATION
639 LOYOLA AVENUE
NEW ORLEANS, LA 70113

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ETR2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84102-P42131-Z91742

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENTERGY CORPORATION

The Board of Directors recommends that you vote FOR all of the nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Gina F. Adams	☐	☐	☐
1b. John H. Black	☐	☐	☐
1c. John R. Burbank	☐	☐	☐
1d. James F. Caldwell, Jr.	☐	☐	☐
1e. Kirkland H. Donald	☐	☐	☐
1f. Brian W. Ellis	☐	☐	☐
1g. Philip L. Frederickson	☐	☐	☐
1h. M. Elise Hyland	☐	☐	☐
1i. Stuart L. Levenick	☐	☐	☐
1j. Andrew S. Marsh	☐	☐	☐
1k. Karen A. Puckett	☐	☐	☐
1l. R. Lewis Ropp	☐	☐	☐

The Board recommends that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Ratification of the Appointment of Deloitte & Touche LLP as Entergy's Independent Registered Public Accounting Firm for 2026.	☐	☐	☐

The Board recommends that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
3. Advisory Vote to Approve Named Executive Officer Compensation.	☐	☐	☐

Note: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Our 2025 Annual Report to Shareholders and Notice and Proxy Statement are available at www.proxyvote.com.

V84103-P42131-Z91742

ENTERGY CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS
MAY 8, 2026

The undersigned hereby appoints Daniel T. Falstad, Stuart L. Levenick and Andrew S. Marsh jointly and severally, as attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Entergy Corporation that the undersigned is entitled in any capacity to vote if personally present at the 2026 Annual Meeting of Shareholders to be held on May 8, 2026, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting their shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side